Exhibit 10.25

Execution Version

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

MACROGENICS, INC.

AND

JANSSEN BIOTECH, INC.

Execution Version

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		1
ARTICLE 2 GOVERNANCE		23

2.1	Joint Steering Committee.	23
2.2	Additional Subcommittees and Working Groups.	26
2.3	Authority.	26
2.4	Alliance Managers.	26
2.5	Decision-Making Restrictions.	26

ARTICLE 3 LICENSES		27

3.1	License to Company.	27
3.2	Licenses to MacroGenics.	28
3.3	Trademark License.	28
3.4	No Implied Licenses.	28

ARTICLE 4 DEVELOPMENT		29

4.1	Transition of Development Responsibilities.	29
4.2	Development.	29
4.3	Decision-Making.	31
4.4	Compliance with Law.	31
4.5	Records.	31
4.6	Cooperation.	31
4.7	Progress Reports.	31
4.8	Subcontracting.	31

ARTICLE 5 REGULATORY RESPONSIBILITIES		32

5.1	Initial Data Transfer.	32
5.2	Preparation of Regulatory Materials.	33
5.3	Adverse Event Reporting and Safety Data Exchange.	34
5.4	Recalls and Voluntary Withdrawals.	34
5.5	Subcontracting.	35

ARTICLE 6 COMMERCIALIZATION		35

6.1	Commercialization Activities.	35
6.2	Trademarks.	36
6.3	Decision-Making.	36
6.4	Transparency Reporting.	36
6.5	Compliance with Law.	36
6.6	Subcontracting.	36

ARTICLE 7 MANUFACTURING		37

i

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Execution Version

7.1	General Supply Terms.	37
7.2	Transition of Manufacturing Responsibilities.	38
7.3	Decision Making.	38
7.4	Compliance with Law.	38
7.5	Subcontracting.	38

ARTICLE 8 MACROGENICS OPTIONS		38

8.1	Generally.	38
8.2	Co-Funding Option.	38
8.3	Co-Promote Option.	44

ARTICLE 9 CONSIDERATION		47

9.1	Upfront Payment.	47
9.2	Reimbursement of Expenses.	47
9.3	Milestone Payments.	47
9.4	Company Royalty Obligations.	52
9.5	Royalty Term.	55
9.6	Royalty Rate Reductions.	55
9.7	Manner of Royalty Payment.	56
9.8	Currency.	57
9.9	Allocation of N.A. Profit/Loss.	57
9.10	Third Party Financial Obligations.	57
9.11	Taxes.	58
9.12	Tax Returns.	59
9.13	Audit. .	59
9.14	Late Payment.	59

ARTICLE 10 INTELLECTUAL PROPERTY MATTERS		60

10.1	Ownership of Inventions.	60
10.2	Disclosure of Inventions.	60
10.3	Prosecution of Patents.	60
10.4	Patent Term Extensions in the Territory.	63
10.5	Infringement of Patents by Third Parties.	63
10.6	Infringement of Third Party Rights in the Territory.	66
10.7	Patent Oppositions and Other Proceedings.	67

ARTICLE 11 REPRESENTATIONS, WARRANTIES AND COVENANTS		68

11.1	Mutual Representations, Warranties and Covenants.	68
11.2	Additional Representations and Warranties of MacroGenics.	69
11.3	Additional Representations and Warranties of Company.	72
11.4	No Other Representations or Warranties.	72

ARTICLE 12 CONFIDENTIALITY		73

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Execution Version

12.1	Nondisclosure.	73
12.2	Exceptions.	73
12.3	Authorized Disclosure.	74
12.4	Terms of this Agreement.	75
12.5	Publicity.	75
12.6	Securities Filings.	76
12.7	Relationship to Confidentiality Agreement.	76
12.8	Equitable Relief.	76
12.9	Publications.	77

ARTICLE 13 TERM AND TERMINATION		77

13.1	Term.	77
13.2	Unilateral Termination by Company.	77
13.3	Termination for Material Breach.	77
13.4	Termination by Company for Safety Reasons.	78
13.5	Termination for [***].	78
13.6	HSR Filing; Termination Upon HSR Denial.	79
13.7	Termination for Bankruptcy.	79
13.8	Effects of Termination.	81
13.9	Remedies.	85
13.10	Survival.	86

ARTICLE 14 DISPUTE RESOLUTION		86

14.1	Exclusive Dispute Resolution Mechanism.	86
14.2	Resolution by Executive Officers.	86
14.3	Arbitration.	86
14.4	Provisional Remedies.	88
14.5	Confidentiality.	88

ARTICLE 15 INDEMNIFICATION		88

15.1	Indemnification by Company.	88
15.2	Indemnification by MacroGenics.	89
15.3	Indemnification Procedures.	89
15.4	Insurance.	90
15.5	Limitation of Liability.	91

ARTICLE 16 MISCELLANEOUS		91

16.1	Notices.	91
16.2	Governing Law.	92
16.3	Change of Control of MacroGenics.	92
16.4	Assignment.	92
16.5	Designation of Affiliates.	93
16.6	Relationship of the Parties.	93

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Execution Version

16.7	Force Majeure.	93
16.8	Entire Agreement; Amendments.	93
16.9	Severability.	94
16.10	English Language.	94
16.11	Waiver and Non-Exclusion of Remedies.	94
16.12	Further Assurance.	94
16.13	Headings.	94
16.14	Construction.	94
16.15	Counterparts.	95

LIST OF EXHIBITS

Exhibit A	–	Commercialization Expenses
Exhibit B	–	Global Development Plan
Exhibit C	–	MacroGenics Patents
Exhibit D	–	MGD011
Exhibit E	–	J & J Universal Calendar
Exhibit F	–	Form of Press Release

LIST OF SCHEDULES

Schedule 7.1	–	MacroGenics’ Estimated, Non-Binding Manufacturing Costs

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (“Agreement”) is entered into as of December 19, 2014 (the “Execution Date”), by and between JANSSEN BIOTECH, INC., a Pennsylvania corporation, having its principal place of business at 800/850 Ridgeview Drive, Horsham, PA 19044 (hereinafter “Company”) and MACROGENICS, INC., a Delaware corporation having its principal place of business at 9640 Medical Center Drive, Rockville, MD 20850 (together with its Affiliates, “MacroGenics”). Company and MacroGenics are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, MacroGenics has discovered and is developing a proprietary program that includes a Compound (as defined below) containing CD3 and CD19 specificities and is coded by MacroGenics as MGD011, with various potential human therapeutic uses;

WHEREAS, Company desires to obtain certain license rights in respect of such Compound, all in accordance with the terms and conditions of this Agreement, with MacroGenics retaining certain options to co-promote the Initial Product (as defined below) in the U.S. and to co-fund certain development costs and participate in the profits and losses of the Initial Product, all as set forth in this Agreement; and

WHEREAS, MacroGenics and Johnson & Johnson Innovation - JJDC, Inc., an Affiliate (as defined below) of Company, are contemporaneously entering into that certain Stock Purchase Agreement and that certain Investor Agreement, each as of the Execution Date.

NOW, THEREFORE, in consideration of the foregoing and the premises and conditions set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Accelerated Approval” means FDA approval of a BLA that (a) includes clinical data from a Phase 2 Trial or Phase 2/3 Trial, but no clinical data from a Phase 3 Trial; (b) has been granted expedited review by the FDA (e.g., such BLA has been granted a Breakthrough Therapy designation pursuant to Section 506(a) of the FFDCA or a Fast Track designation pursuant to Section 506(b) of the FFDCA); or (c) has been granted orphan drug status pursuant to Section 526 of the FFDCA.

1.2 “Acquirer” means any Third Party that is a party to any Change of Control transaction and any of such Third Party’s Affiliates.

1.3 “Affiliate” means, with respect to a particular Person, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such first Person. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.4 “Alliance Manager” means the person appointed by each Party from within their respective organization to coordinate and facilitate the communication, interaction and cooperation of the Parties pursuant to this Agreement.

1.5 “Antitrust Laws” means any law relating to competition that is enforced by (a) the Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice or (b) any equivalent foreign authority, including the European Commission.

1.6 “Applicable Law” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any Governmental Authority, including the FFDCA, Prescription Drug Marketing Act of 1987 (21 U.S.C. §§331, 333, 353, 381), the Generic Drug Enforcement Act of 1992 (21 U.S.C. §335(a) et seq.), U.S. Patent Act (35 U.S.C. §1 et seq.), Federal False Claims Act (31 U.S.C. §3729 et seq.), and the Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.), all as amended from time to time, together with any rules, regulations, and compliance guidance promulgated thereunder.

1.7 “BLA” means (a) a Biologics License Application as defined in the Public Health Service Act and the regulations promulgated thereunder, (b) a Marketing Authorization Application in Europe, or (c) any equivalent or comparable application, registration or certification in any other country or region.

1.8 “Business Day” means a day other than Saturday, Sunday or any other day that is designated as a J&J holiday in the J&J Universal Calendar (a copy of which for the years 2014 and 2015 is attached as Exhibit E and a copy of which prior to the beginning of each such year for succeeding years shall be provided to MacroGenics).

1.9 “Calendar Quarter” means a financial quarter based on a Calendar Year; provided, however, that the first Calendar Quarter and the last Calendar Quarter may be partial quarters as applicable under the relevant Calendar Year.

1.10 “Calendar Year” means a year based on the Johnson & Johnson Universal Calendar; provided, however, that the first Calendar Year and the last Calendar Year of the applicable period (such as the Royalty Term) may be a partial year as the case may be.

1.11 “Centralized Approval Procedure” means, to the extent compulsory or permitted for the Regulatory Approval of a Compound or Product in Iceland, Liechtenstein, Norway or any country in the European Union, the procedure administrated by the EMA which results in a single marketing authorization that is valid in Iceland, Liechtenstein, Norway and all countries in the European Union.

1.12 “CFDA” means the China Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.13 “Change of Control” shall occur if: (a) any Third Party acquires directly or indirectly the beneficial ownership of any voting security of a Party, or if the percentage ownership of such person or entity in the voting securities of a Party is increased through stock redemption, cancellation or other recapitalization, and immediately after such acquisition or increase such Third Party is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then outstanding voting securities of a Party; (b) a merger, consolidation, recapitalization, or reorganization of a Party is consummated, other than any such transaction, which would result in stockholders or equity holders of such Party immediately prior to such transaction, owning at least fifty percent (50%) of the outstanding securities of the surviving entity (or its parent entity) immediately following such transaction; (c) the stockholders or equity holders of a Party approve a plan of complete liquidation of such Party, or an agreement for the sale or disposition by such Party of all or substantially all of such Party’s assets, other than pursuant to the transaction described above or to an Affiliate; (d) individuals who, as of the date hereof, constitute the Board of Directors of a Party (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of such Party (provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by such Party’s shareholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of such Party); or (e) the sale or transfer to a Third Party of (i) all or substantially all of such Party’s assets taken as a whole or (ii) a majority of such Party’s assets which relate to this Agreement, is effected.

1.14 “Clinical Trials” means a Phase 1 Trial, Phase 2 Trial, Phase 2/3 Trial, Phase 3 Trial or Phase 4 Trial, as applicable.

1.15 “Co-Funding Term” means the time period commencing on the date that Company receives the Co-Funding Option Exercise Notice and concluding on the Co-Funding Termination Date.

1.16 “Co-Funding Termination Date” means the last day of the Calendar Quarter during which the Co-Funding Termination Event occurs.

1.17 “Co-Funding Termination Event” means the earlier of: (a) the [***] after MacroGenics’ receipt of a GDC Late Payment Notice, provided that MacroGenics has not paid the entire non-disputed outstanding amount due under the applicable GDC Invoice; (b) Company’s receipt of the Co-Funding Opt-Out Notice; (c) if, Net Sales of the Initial Product in the Northern American Territory are less than [***], the last day of such second Calendar Year or (d) [***] after the First Commercial Sale of the Initial Product in the Northern American Territory.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.18 “Combination Product” means (a) a Product that comprises, consists of or incorporates two (2) or more active pharmaceutical ingredients or (b) a package that includes a Product and at least one pharmaceutical product that is not a Product.

1.19 “Commercial FTE” means [***] of work devoted to or in direct support of the Commercialization of a Product (other than Detailing) that is carried out by one or more qualified employees or contractors or consultants of MacroGenics or its Affiliates or Company or its Affiliates, [***].

1.20 “Commercial FTE Costs” means, with respect to any period, the Commercial FTE Rate multiplied by the number of Commercial FTEs expended by a Party during such period.

1.21 “Commercial FTE Rate” means a rate of [***] per Commercial FTE per Calendar Year (pro-rated for the period beginning on the Effective Date and ending on the last day of the first Calendar Year of the Term); provided, however, that such rate shall be increased or decreased annually beginning on January 4, 2016 by the percentage increase or decrease in the [***]. The Commercial FTE Rate is “fully burdened” and covers employee salaries, benefits, travel and other costs not separately accounted for in Commercialization Expenses.

1.22 “Commercialization” means any activities directed to marketing, promoting, distributing, importing, offering to sell and/or selling a Product. When used as a verb, “Commercialize” means to engage in Commercialization activities.

1.23 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended, or considerations to be undertaken, by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective, activity or decision as such Party would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that, with respect to the Development, Manufacture, seeking and obtaining Regulatory Approval, or Commercialization of a Compound or Product, such efforts and resources shall be consistent with those efforts and resources commonly used by a Party under similar circumstances for similar compounds or products to which it has similar rights, which compound or product, as applicable, is at a similar stage in its development or product life and is of similar market potential, taking into account all commercial, scientific, economic and other factors, including: (a) issues of efficacy, safety, and expected and actual approved labeling; (b) the expected and actual competitiveness of alternative products sold by Third Parties in the marketplace; (c) the expected and actual product profile of the Compound or Product; (d) the expected and actual patent and other proprietary position of the Compound or Product; (e) the likelihood of Regulatory Approval of the Compound or Product given the regulatory structure involved, including the likelihood of obtaining Regulatory Exclusivity; and (f) the expected and actual profitability and return on investment of the Compound or Product, taking into consideration, among other factors, expected and actual Third Party costs and expenses, the pricing and reimbursement relating to the Product(s), and the payments due to a Party hereunder. To the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such first Party has used Commercially Reasonable Efforts to perform its affected obligations.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.24 “Company Applied Technology” means, with respect to any Reverted Product, (a) any Know-How Controlled by Company as of the Effective Date or during the Term (other than as a result of the licenses granted by MacroGenics to Company under this Agreement) that (i) Company had applied to such Reverted Product prior to termination of this Agreement, provided that such Know-How is necessary for the continued Exploitation of such Reverted Product as it exists at the time of such termination or (ii) Company had incorporated into such Reverted Product prior to termination of this Agreement and (b) any Patents Controlled by Company as of the Effective Date or during the Term that Covers the Know-How described in clause (a).

1.25 “Company Inventions” means Inventions Controlled by Company that are necessary or otherwise used to Exploit Compounds or Products in the Field in the Territory.

1.26 “Company Know-How” means all Know-How Controlled by Company, during the Term, used to Exploit Compounds or Products in the Field in the Territory as contemplated by this Agreement, including Company Inventions.

1.27 “Company Patents” means all Patents Controlled by Company, covering Inventions discovered or invented during the Term pursuant to activities under this Agreement that: (a) Cover the composition of matter of, the method of making or using, or the sale or the importation of the Compounds or the Products, to the extent included within a Company Invention; or (b) are otherwise used to Exploit the Compounds or the Products in the Field in the Territory.

1.28 “Company Technology” means, collectively, the Company Patents and the Company Know-How.

1.29 “Competitive Infringement” means any infringement or misappropriation that involves the Development, Manufacture, use or Commercialization of a product or product candidate that [***].

1.30 “Compound” means (a) MGD011, its derivatives and variants, including molecules that [***] and are specifically claimed in Patents that specifically claim the amino acid sequence of MGD011; and (b) any other DART derived from the DART Platform that [***].

1.31 “Confidential Information” means, subject to ARTICLE 12, all non-public or proprietary Information disclosed by a Party to the other Party under this Agreement, which may include ideas, inventions, discoveries, concepts, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, inventories, machines, techniques, development, designs, drawings, computer programs, skill, experience, documents, apparatus, results, clinical and regulatory strategies, Regulatory Documentation, Information and submissions pertaining to, or made in association with, filings with any Governmental Authority, data, including pharmacological, toxicological and clinical

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

data, analytical and quality control data, manufacturing data and descriptions, patent and legal data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, without regard as to whether any of the foregoing is marked “confidential” or “proprietary,” or disclosed in oral, written, graphic, or electronic form.

Confidential Information shall include: (a) the terms and conditions of this Agreement; and (b) Confidential Information disclosed by either Party pursuant to the Confidential Disclosure Agreement [***] (the “Prior CDA”).

1.32 “Control” or “Controlled” means, with respect to any Information, Know-How, Patent or other intellectual property right, (a) ownership by a Party or, subject to Section 16.5, any of its Affiliates, of such Information, Know-How, Patent or other intellectual property right, or (b) possession by a Party or, subject to Section 16.5, any of its Affiliates, of the ability (without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to grant access, a license or a sublicense to such Information, Know-How, Patent or other intellectual property right without violating the terms of any agreement or other arrangement with, or necessitating the consent of, any Third Party, at such time that the Party would be first required under this Agreement to grant the other Party such access, license or sublicense, but excluding, in each case ((a) and (b)), any Information, Know-How, Patent or other intellectual property right that comes into the Control of a Party pursuant to a Change of Control of such Party, except to the extent, and only to the extent that, such Information, Know-How, Patent or other intellectual property right is either (i) actually used by such Party or its Affiliates, or the Acquirer, to Develop, Manufacture or Commercialize the Compounds or Products following the consummation of such Change of Control or (ii) made, conceived or reduced to practice by the Acquirer through the use of, or reference to, any Information, Know-How, Patent or other intellectual property right of such Party.

1.33 “Co-Promote Option Deadline” means [***] after Company delivers the Co-Promote Materials relating to such second Indication to MacroGenics in accordance with Section 8.3 (the [***]”).

1.34 “Cover” or “Covering” means, with respect to a product, technology, process or method, that, in the absence of ownership of or a license granted under a Valid Claim, the practice or Exploitation of such product, technology, process or method would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

1.35 “CPI” means the Consumer Price Index-Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-1984=100, published by the U.S. Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the U.S.

1.36 [***]

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.37 “DART” means a dual affinity re-targeting molecule consisting of [***].

1.38 “DART Platform” means MacroGenics’ proprietary platform for generating DARTs.

1.39 “Detail” or “Detailing” means an interactive face-to-face meeting between a sales representative acting on behalf of the applicable Party and a health care professional having prescribing authority within the target audience that occurs after Regulatory Approval of a Product, during which such Product’s attributes (including approved uses, safety, effectiveness, contraindications, side effects warnings and/or other relevant characteristics) are discussed in an effort to increase prescribing preferences of such Product for its approved uses, in a manner consistent with Applicable Law and industry standards and with the quality of similar presentations made by a Party’s sales representatives for such Party’s other products, if applicable. Details may include First Position Details or Second Position Details. Detailing shall not include (a) sample drops made by sales representatives, (b) medical affairs activities or related activities conducted by medical support staff (such as medical science liaisons), (c) activities conducted at conventions, (d) electronic details or (e) activities performed by market development specialists, managed care account directors or other personnel not performing face-to-face sales calls or not specifically trained with respect to a Product.

1.40 “Development” means all research and non-clinical and clinical drug development activities and processes, including toxicology, pharmacology, project management and other non-clinical efforts, statistical analysis, formulation development, delivery system development, statistical analysis, Manufacturing Development, the performance of clinical trials (including the manufacturing of Product for use in clinical trials), or other activities reasonably necessary in order to obtain, but not maintain, Regulatory Approval of Products in the Field in the Territory. When used as a verb, “Develop” means to engage in Development activities.

1.41 “Development FTE” means (a) with respect to Company, [***] hours of work devoted to or in direct support of the Global Development Activities by one or more qualified employees or contractors or consultants of Company or its Affiliates, as measured in accordance with Company’s normal time allocation practices, or (b) with respect to MacroGenics, [***] of work devoted to or in direct support of the Global Development Activities, pursuant to Section 4.2(c) or providing assistance to Company pursuant to Section 5.2 or Section 7.1 by one or more qualified employees or contractors or consultants of Company or its Affiliates, as measured in accordance with MacroGenics’ normal time allocation practices, provided that, in each case ((a) and (b)) such employees or contractors or consultants must be [***].

1.42 “Development FTE Costs” means, with respect to any period, the Development FTE Rate multiplied by the number of Development FTEs expended by a Party during such period.

1.43 “Development FTE Rate” means a rate of [***] per FTE per Calendar Year (pro-rated for the period beginning on the Effective Date and ending on the last day of the first Calendar Year of the Term); provided, however, that such rate shall be increased or decreased annually beginning on January 4, 2016 by the [***]. The Development FTE Rate is “fully burdened” and will cover employee salaries and such facilities and equipment and other materials and services, including ordinary laboratory consumables procured from distributors of relevant products as they may use.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.44 “Development Transition Date” means the earlier of (a) the IND Clearance Date for the IND for the first Phase 1 Trial of the Initial Product submitted by MacroGenics in accordance with Section 5.2(a), (b) the date on which the JSC determines that Company shall assume responsibility for the preparation and filing of such IND in accordance with Section 4.1(a) or (c) twelve (12) months after the Effective Date.

1.45 [***].

1.46 “Effective Date” means the first (1st) Business Day immediately following the date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereunder have expired or have been terminated.

1.47 “EMA” means the European Medicines Agency or any successor agency(ies) or authority having substantially the same function.

1.48 [***] and including, in each case, the territories and possessions of each country.

1.49 “European Union” or “EU” means the European Union member states as then-currently constituted; provided, however, that the EU shall always be deemed to include the [***]. As of the Execution Date, the European Union member states are Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and United Kingdom.

1.50 “Executive Officers” means (a) with respect to Company, either (i) prior to the first Regulatory Approval, the Global Head of Research and Development (or his or her designee), and (ii) following the first Regulatory Approval, the president of U.S. oncology commercial operations (or his or her designee) and (b) with respect to MacroGenics, the Chief Executive Officer (or his or her designee).

1.51 “Exploit” or “Exploitation” means to research, make, have made, distribute, import, export, use, have used, sell, have sold, or offer for sale, Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured or otherwise dispose of a Compound or Product.

1.52 “FDA” means the U.S. Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.53 “FFDCA” means the U.S. Federal Food, Drug and Cosmetic Act (21 U.S.C. §301 et seq.), as amended from time to time.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.54 “Field” means all uses, including the diagnosis, treatment or prevention of any disease in humans.

1.55 “First Commercial Sale” means, on a Product-by-Product and country-by-country basis, the first sale for monetary value of such Product under this Agreement by Company, its Affiliates or its sublicensees to an end user for use, consumption or resale of such Product in such country in the Field after Regulatory Approval of such Product has been obtained in such country in the Field, where such sale results in a Net Sale. Sale of a Product under this Agreement by Company to an Affiliate of Company or a sublicensee of Company shall not constitute a First Commercial Sale unless such Affiliate or such sublicensee is the end user of such Product. For the avoidance of doubt, the sale of Product for clinical study purposes, early access programs (such as to provide patients with a Product prior to Regulatory Approval pursuant to treatment INDs or protocols, named patient programs or compassionate use programs) or any similar uses shall not constitute a First Commercial Sale.

1.56 “First Position Detail” means a Detail in which a Product is Detailed before any other product and a predominant portion of time is devoted to Detailing such Product.

1.57 “Force Majeure” means any event beyond the reasonable control of the affected Party, which may include embargoes; war or acts of war, including terrorism; insurrections, riots, or civil unrest; strikes, lockouts or other labor disturbances; epidemics, fire, floods, earthquakes or other acts of nature; acts, omissions or delays in acting by any Governmental Authority (other than delays incident to the ordinary course of drug development); and failure of plant or machinery.

1.58 “FPD” means, with respect to a Clinical Trial, the first patient dosed in such Clinical Trial.

1.59 “FTE” means, collectively, Development FTE, Commercial FTE and Sales Rep FTE. For clarity, no more than [***] per Calendar Year (or equivalent pro-rata portion thereof for the period beginning on the Effective Date and ending on the last day of the first Calendar Year) may be charged for a single individual contributing work factoring into any reimbursable FTE Costs hereunder, regardless of how much additional work time is contributed by such individual during such Calendar Year (or period beginning on the Effective Date and ending on the last day of the first Calendar Year), and any individual contributing less than [***] per Calendar Year (or equivalent pro-rata portion thereof for the period beginning on the Effective Date and ending on the last day of the first Calendar Year) shall be deemed a fraction of an FTE on a pro-rata basis.

1.60 “FTE Costs” means, collectively, Development FTE Costs and Commercial FTE Costs.

1.61 “GAAP” means generally accepted accounting principles in the U.S., consistently applied.

1.62 “Global Development Activities” means the following Development activities relating to the Initial Product:

(a)	performance of any Phase 2 Trial or Pivotal Trial of the Initial Product in accordance with the Global Development Plan;

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)	Manufacturing of the Initial Product to conduct such Phase 2 Trial or Pivotal Trial (and associated Manufacturing Development (except to the extent expressly [***])); and

(c)	preparation, filing and maintenance of Regulatory Documentation directly supporting such Phase 2 Trial or Pivotal Trial and obtaining Regulatory Approval of the Initial Product;

provided, however, that Global Development Activities shall specifically exclude: [***].

1.63 “Global Development Costs” means all of the following expenses related to Global Development Activities incurred by Company or its Affiliates (or by MacroGenics or its Affiliates pursuant to Section 4.2(c)), regardless of whether such expenses are incurred before or during the Co-Funding Term:

(a)	Third Party Expenses;

(b)	Development FTE Costs; and

(c)	Product Liabilities arising from the conduct of the Global Development Activities before or during the Co-Funding Term (even if such Product Liabilities are not incurred until after the Co-Funding Term), provided that any Product Liabilities for which a Party is obligated to indemnify the other Party pursuant to Section 15.1 or 15.2 because such Product Liabilities are Losses to which such other Party becomes subject as a result of a Claim (or would be Losses if such other Party became subject to such Product Liabilities as a result of a Claim) shall be expressly excluded from this definition of Global Development Costs and shall be the responsibility of such first Party to the extent that such first Party is (or would be) responsible for such Losses pursuant to ARTICLE 15.

For purposes of clarity, Global Development Costs shall not include [***]

1.64 “Global Development Plan” means the high-level, written plan attached hereto as Exhibit B covering the planned Development of the Compounds and the Products, as amended from time to time in accordance with Section 4.2(b).

1.65 “Good Clinical Practices” or “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guideline adopted by the International Conference on Harmonization (“ICH”), titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance” (or any successor document), including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA, CFDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.66 “Good Laboratory Practices” or “GLP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Part 58 (or any successor statute or regulation), including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA, CFDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable guidelines promulgated under the ICH.

1.67 “Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FFDCA, as amended, and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable Applicable Law related to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., including the quality guideline promulgated by the ICH designated ICH Q7A, titled “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” and the regulations promulgated thereunder, in each case as they may be updated from time to time.

1.68 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.69 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time, and any comparable Applicable Law in jurisdictions outside the U.S. related to the approval of transactions similar to those contemplated under this Agreement.

1.70 “HSR Clearance Date” means the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act.

1.71 “HSR Filing” means (a) filings by Company and MacroGenics with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto, or (b) equivalent filings with relevant foreign authorities.

1.72 “IND” means (a) an Investigational New Drug application as defined in the FFDCA and applicable regulations promulgated thereunder by the FDA; (b) a clinical trial authorization application for a product filed with a Regulatory Authority in any other regulatory jurisdiction outside the U.S., the filing of which (in the case of (a) or (b)) is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction; or (c) documentation issued by a Regulatory Authority that permits the conduct of clinical testing of a product in humans in such jurisdiction.

1.73 “IND Clearance Date” means, with respect to any IND, the date on which the sponsor of such IND is permitted to initiate clinical trials following submission of such IND to the applicable Regulatory Authority.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.74 “Indication” means a [***].

1.75 “Information” means information, inventions, discoveries, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, techniques, designs, drawings, correspondence, computer programs, documents, apparatus, results, strategies, Regulatory Documentation, information and submissions pertaining to, or made in association with, filings with any Governmental Authority or patent office, data, including pharmacological, toxicological, non-clinical and clinical data, analytical and quality control data, manufacturing data and descriptions, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable.

1.76 “Initial Product” means the initial Product Developed hereunder that either (a) contains MGD011 as its sole active pharmaceutical ingredient, or (b) contains a different Compound approved for Development by mutual agreement of the Parties.

1.77 “Invention” means any invention, discovery or development, whether or not patentable, made, conceived or reduced to practice in the course of performance of this Agreement, whether made, conceived or reduced to practice solely by, or on behalf of, MacroGenics, Company, the Parties jointly, or any Affiliate of the same.

1.78 “Johnson & Johnson Universal Calendar” means the calendar of a particular period of twelve (12) months that constitutes a financial year for the purposes of Johnson & Johnson, a New Jersey corporation and the ultimate parent company of Company (“Johnson & Johnson”), and its Affiliates.

1.79 “Know-How” means all Information and Inventions Controlled by a Party that are necessary or useful to Exploit Compounds and/or Products in the Field in the Territory. Know-How excludes any Information contained within a Party’s published Patents.

1.80 “Knowledge” means, as applied to a Party, that such Party shall be deemed to have knowledge of a particular fact or other matter to the extent that a reasonably prudent person with primary responsibility for the applicable subject matter (whether an officer or employee of such Party) knew or should have known of such fact or other matter.

1.81 “MAA” or “Marketing Authorization Application” means an application for Regulatory Approval in any particular jurisdiction other than the U.S.

1.82 “MacroGenics Inventions” means Inventions Controlled by MacroGenics during the Term that are necessary or useful to Exploit Compounds or Products in the Field in the Territory.

1.83 “MacroGenics Know-How” means all Know-How Controlled by MacroGenics as of the Execution Date or during the Term, including all MacroGenics Inventions.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.84 “MacroGenics Options” mean, individually, the Co-Funding Option and the Co-Promote Option.

1.85 “MacroGenics Out-of-Pocket Patent Costs” means all Third Party Expenses incurred by MacroGenics pursuant to the filing, prosecution and maintenance of MacroGenics Patents.

1.86 “MacroGenics Patents” means all Patents Controlled by MacroGenics, as of the Execution Date or during the Term that: (a) Cover the composition of matter of, or the method of making or using, the sale or the importation of the Compounds or the Products; or (b) are otherwise necessary or useful to Exploit the Compounds or the Products in the Field in the Territory. The MacroGenics Patents as of the Execution Date include those set forth in Exhibit C. The MacroGenics Patents include any Patents Covering MacroGenics Inventions.

1.87 “MacroGenics Platform Patent” means a MacroGenics Patent that is a Platform Patent.

1.88 “MacroGenics Product Patent” means a MacroGenics Patent that is a Product Patent.

1.89 “MacroGenics Technology” means, collectively, the MacroGenics Patents and the MacroGenics Know-How.

1.90 “MacroGenics Trademarks” means the trademark DART®, trademarks which incorporate the acronym “DART”, and related logos.

1.91 “Major Markets” mean the [***].

1.92 “Manufacture” means all activities and processes related to the manufacturing of a Compound or a Product, or any ingredient thereof, including manufacturing of finished Product for Development and Commercialization, labeling, packaging, in-process and finished Product testing, release of Product or any component or ingredient thereof, including Compound, quality assurance activities related to manufacturing and release of Compound or Product, and ongoing stability tests and regulatory activities related to any of the foregoing. Where the context so requires, Manufacture shall also include obtaining Product from contract manufacturers. When used as a verb, to “Manufacture” means to engage in Manufacturing activities.

1.93 “Manufacturing Development” means any of the following with respect to a Compound or Product: [***]

1.94 “MGD011” means the compound with the chemical structure and amino acid sequence as set forth on Exhibit D.

1.95 “N.A. Profit/Loss” means the profits or losses resulting from the Commercialization of the Initial Product in the Northern American Territory, which shall be equal to [***].

1.96 “Net Sales” means, with respect to any Product, the gross amounts invoiced by Company or any of its Affiliates or sublicensees for sales of such Product to unaffiliated Third Party

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

purchasers in arms-length transactions, less the following deductions calculated in accordance with GAAP and standard internal policies and procedures and accounting standards consistently applied throughout Johnson & Johnson, to the extent reasonable and customary, and specifically and solely allocated to such Product, whether fixed or variable, and actually taken, paid, accrued, allowed, included, or allocated based on good faith estimates in the gross sales prices with respect to such sales (and consistently applied as set forth below):

(a)	normal and customary cash, trade or quantity discounts, allowances, and credits allowed, in the form of deductions or fees actually allowed with respect to sales of such Product (to the extent not already reflected in the amount invoiced), excluding commissions for Commercialization of such Product;

(b)	charge-back payments, rebates, administrative fees, and discounts (or equivalents thereof) payable to trade customers, managed health care organizations, pharmacy benefit managers (or equivalents thereof), group purchasing organizations, specialty pharmacy providers, federal, state/provincial, local, or other governments, or their agencies or purchasers or reimbursers;

(c)	retroactive price reductions or credits actually granted upon rejections or returns of such Product, where such adjustments are limited to recalls or damaged goods, billing errors, reserves for returns, and the actual amount of any write-offs for bad debt;

(d)	outbound freight, shipment and insurance costs, to the extent included in the price and separately itemized on the invoice price;

(e)	taxes (other than income taxes assessed against the income arising from the sale of such Product), duties, tariffs, mandated contribution or other governmental charges imposed on the sale of such Product, including customs duties, VAT (but only to the extent that such VAT are not reimbursable or refundable), excise taxes, use taxes and sales taxes, in each case to the extent included in the price and separately itemized on the invoice price;

(f)	compulsory payments and cash rebates related to sales of such Product payable to a Governmental Authority (or agent thereof) pursuant to Applicable Law by reason of any national or local health insurance program or similar program, including government-levied fees resulting from healthcare reform policies and annual fees paid pursuant to the Patient Protection and Affordable Care Act (“ACA”), provided that such ACA annual fees shall be reasonably allocable to the Product; and

(g)	amounts payable to patients through co-pay assistance cards or similar forms of rebate directly related to the prescribing of such Product.

All of the aforementioned deductions shall be determined, on a country-by-country basis, as

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

incurred in the ordinary course of business in type and amount consistent with Company’s or its applicable Affiliate’s or sublicensee’s (as the case may be) business practices consistently applied across its product lines and accounting standards and verifiable based on the Johnson & Johnson sales reporting system. All such deductions shall be fairly and equitably allocated to such Product and other products of Company and its Affiliates and sublicensees, such that such Product does not bear a disproportionate portion of such deductions.

Notwithstanding the foregoing, amounts invoiced by Company, its Affiliates, or its sublicensees for the sale of a Product among Company, its Affiliates or its sublicensees for resale shall not be included in the computation of Net Sales hereunder unless such Affiliate or such sublicensee is the end user of such Product and as long as such Product is subsequently resold to a Third Party end user. In addition, the following shall not be included in the computation of Net Sales: (i) transfer or dispositions of reasonable quantities of samples of a Product at no cost for promotional or educational purposes, (ii) transfers or dispositions of reasonable and customary quantities of a Product as free samples or donations, or for patient assistance, testing marketing programs or other similar programs at no cost, and (iii) sales of a Product for clinical study or other scientific testing purposes, early access programs (such as to provide patients with such Product prior to Regulatory Approval pursuant to treatment INDs or protocols, named patient programs or compassionate use programs) or any similar use.

With respect to sales of any Combination Product in a country, the Parties shall determine Net Sales for such Combination Product in such country by mutual agreement based on the relative contribution of the Product and the other active ingredient(s) in the Combination Product.

With respect to any Product that is sold in combination with services from Company or the selling Affiliate or sublicensee, where the customer receives a specific discount for the bundling of products or services, the Net Sales of such Combination Product or Product shall be determined by the mutual agreement of the Parties.

1.97 “Northern American Territory” shall mean the U.S. and Canada, including in each case the territories and possessions of such country.

1.98 “Patents” means all: (a) patents, including any utility or design patent; (b) patent applications, including provisionals, substitutions, divisionals, continuations, continuations in-part or renewals; (c) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, re-issues and re-examinations; (d) other patents or patent applications claiming priority directly or indirectly to (i) any such specified patent or patent application specified in (a) through (c), or (ii) any patent or patent application from which a patent or patent application specified in (a) through (c) claim direct or indirect priority; (e) inventor’s certificates; and (f) other rights issued from a Governmental Authority similar to any of the foregoing; in each case of (a) through (f), irrespective of whether such patent, patent application or other right arises in the U.S. or any other jurisdiction in the Territory.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.99 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.100 “Phase 1 Trial” means a clinical trial of the Product that (a) (i) is a first-in-humans trial on subjects who are patients, (ii) is for the purposes of establishing initial safety, tolerability, pharmacokinetic and pharmacodynamic Information for the Product, (iii) exposes subjects to the Product and (iv) is designed to provide the sponsor of the clinical trial with sufficient Information about the Product to initiate a Phase 2 Trial; or (b) meets the definition in 21 C.F.R. §312.21(a) or any of its foreign equivalents. Solely for purposes of determining which activities are “Global Development Activities” that are included in “Global Development Costs” shared pursuant to Section 8.2 during the Co-Funding Term, any Phase 1/2 Trial included in the Global Development Plan shall be treated as a [***].

1.101 “Phase 1/2 Trial” means a clinical trial of the Product that combines both a Phase 1 Trial and a Phase 2 Trial of such Product into a single protocol, where the Phase 1 Trial portion is performed first to (i) to establish initial safety, tolerability, pharmacokinetic and pharmacodynamic Information for the Product as a monotherapy or in combination with another agent or (ii) determine the Maximum Tolerable Dose (“MTD”) of such Product in subjects, and the Phase 2 Trial portion is performed second to further evaluate safety and/or efficacy of such Product as a monotherapy or in combination with another agent in subjects treated with a selected dose.

1.102 “Phase 2 Trial” means a clinical trial of the Product (a) with the endpoint of evaluating its effectiveness for a particular Indication or Indications, its short term tolerance and safety, as well as its pharmacokinetic and pharmacodynamic Information in patients with the Indications under study and is not intended to be pivotal to support Regulatory Approval for the Product; or (b) that meets the definition in 21 C.F.R. §312.21(b) or any of its foreign equivalents.

1.103 “Phase 2/3 Trial” means a Phase 2 Trial involving a sufficient number of subjects that, prior to commencement of the trial or at any other defined point in the trial, satisfies both of the following ((a) and (b)):

(a)	such trial is designed to (i) establish that the Product is safe and efficacious for its intended use, and (ii) define and determine warnings, precautions, and adverse reactions that are associated with the Product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such Product or a similar clinical study prescribed by the FDA; and

(b)	such trial is or becomes a registration trial sufficient for filing an application for a Regulatory Approval for such Product in the U.S., as evidenced by (i) an agreement with or statement from the FDA on a Special Protocol Assessment or equivalent, or (ii) other guidance or minutes issued by the FDA, for such registration trial.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.104 “Phase 3 Trial” means a clinical trial of the Product (a) on a sufficient number of patients, which trial (i) is designed to establish that the Product is safe and efficacious for its intended use, (ii) is designed to define warnings, precautions and adverse reactions that are associated with the Product in the dosage range to be prescribed, and (iii) is pivotal to support Regulatory Approval for the Product; or (b) that meets the definition in 21 C.F.R. §312.21(c) or any of its foreign equivalents.

1.105 “Phase 4 Trial” means a clinical trial of a Product, possibly including pharmacokinetic studies, which trial (a) is not required to be completed prior to obtaining Regulatory Approval of an Indication; and (b) either (i) is required by the applicable Regulatory Authority as mandatory to be conducted on or after the Regulatory Approval of an Indication, or (ii) is conducted voluntarily to enhance marketing or scientific knowledge of the Product (e.g., providing additional drug profile, safety data or marketing support Information, or supporting expansion of Product labeling).

1.106 “Pivotal Trial” means a Phase 2/3 Trial and/or a Phase 3 Trial.

1.107 “Platform Claim” means a Patent claim that Covers [***].

1.108 “Platform Patent” means a Patent that includes a Platform Claim and no Product Claims.

1.109 “PMDA” means the Pharmaceuticals and Medical Devices Agency in Japan and any successor agency(ies) or authority having substantially the same function.

1.110 [***].

1.111 [***]

1.112 “Product” means any pharmaceutical product, including all forms, presentations, strengths, doses and formulations (including any method of delivery), containing a Compound alone or in combination with other active pharmaceutical ingredients (other than any active pharmaceutical ingredient that is owned or controlled by MacroGenics or any of its Affiliates that is not a Compound), including any Combination Product. For the sake of clarity, all forms, presentations, doses and formulations of a pharmaceutical product containing a Compound shall be considered the same Product for purposes of this Agreement, so long as each form, presentation, dose and formulation contains the same Compound and other active pharmaceutical ingredients (and no other Compounds or other active pharmaceutical ingredients).

1.113 “Product Claim” means a Patent claim that (a) Covers [***].

1.114 “Product Liabilities” means all Losses incurred by Company, its Affiliate or its sublicensee and resulting from or relating to the use of a Compound and/or a Product in a human (including Clinical Trials and/or Commercialization) in the Territory incurred after the Effective Date. For the avoidance of doubt, Product Liabilities shall include (i) reasonable attorneys’ and experts’ fees and costs relating to any claim or potential claim against a Party, its Affiliate, or its

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

sublicensee and all losses, damages, fees and costs associated therewith, and (ii) Losses associated with recalls and/or the voluntary or involuntary withdrawal of the Compound and/or the Product (except to the extent a Party is obligated to indemnify the other Party pursuant to Section 15.1 or 15.2 for such Losses) and (iii) fines, penalties, assessments or other financial sanctions levied by any Governmental Authority related to such a claim (except to the extent a Party is obligated to indemnify the other Party for such amounts pursuant to Section 15.1 or 15.2 because such amounts are Losses to which such other Party becomes subject as a result of a Claim (or would be Losses if such other Party became subject to such amounts as a result of a Claim)).

1.115 “Product Patent” means any Patent that does not include a Platform Claim and includes a Product Claim.

1.116 “Product Target” means [***] “CD19” means [***]

1.117 “Promotional Materials” means all written, printed, graphic, electronic, audio or video presentations of Information, including journal advertisements, sales visual aids, formulary binders, reprints, direct mail, direct-to-consumer advertising, disease awareness materials, internet postings, broadcast advertisements and sales reminder aides (for example, note pads, pens and other such items, if appropriate), which, in each case, are permitted under Applicable Law and intended for use or used by or on behalf of a Party, its Affiliates or its sublicensees in connection with the Commercialization of the Product in the Territory.

1.118 “Regulatory Approval” means any and all approvals (including supplements, amendments, pre- and post-approvals), licenses, registrations or authorizations of any national, regional, state or local Regulatory Authority, department, bureau, commission, council or other governmental entity, that is necessary to market and/or sell a Product in any country or jurisdiction in the Territory for one or more uses, including any pricing and reimbursement approvals that are necessary to conduct a launch of such Product in such country or jurisdiction (even if such approvals are not legally required to launch such Product in such country or jurisdiction). [***]

1.119 “Regulatory Approval Application” means a New Drug Approval Application or Biologics License Application (each, as defined in the FFDCA) in the U.S., or any corresponding application for Regulatory Approval in any country or jurisdiction in the Territory outside the U.S., including, with respect to the European Union, an MAA filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the decentralized procedure, mutual recognition or any national approval procedure.

1.120 “Regulatory Authority” means any applicable Governmental Authority involved in granting Regulatory Approval in a country or jurisdiction in the Territory, including (a) in the U.S., the FDA and any other applicable Governmental Authority having jurisdiction over a Product; (b) in the EU, the EMA or any other applicable Governmental Authority in the EU having jurisdiction over a Product; (c) in Japan, the PMDA; (d) in China, the CFDA; and (e) in any country or jurisdiction other than the U.S., EU, Japan or China, any applicable Governmental Authority having jurisdiction over a Product.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.121 “Regulatory Documentation” means, with respect to any Compound or Product, all regulatory filings and supporting documents created, for, submitted to or received from an applicable governmental agency or Regulatory Authority relating to such Compound or Product, and all data contained therein, including all Regulatory Materials, as well as the contents of any minutes from meetings (whether in person or by audio conference or videoconference) with Regulatory Authorities, registrations and licenses, regulatory drug lists, advertising and promotion documents shared with Regulatory Authorities, adverse event files, complaint files and Manufacturing records.

1.122 “Regulatory Exclusivity” means any exclusive marketing rights or data protection or other exclusivity rights conferred by any Regulatory Authority with respect to a Product in a country or jurisdiction in the Territory, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the Drug Price Competition and Patent Term Restoration Act (21 U.S.C. §355), as amended (the “Hatch-Waxman Act”), the ACA or in the European Union under Directive 2001/83/EC, as amended, and Regulation (EC) No. 1901/2006, as amended, or rights similar thereto in other countries or regulatory jurisdictions in the Territory, that prevent such Regulatory Authority from granting any regulatory approval under the Biologics Price Competition and Innovation Act or similar Applicable Law, of a Third Party product that has an amino acid sequence that is the same as or substantially identical to the amino acid sequence of such Product; provided, however, that, in the event that a Regulatory Authority confers more than one type of exclusivity with respect to a Product in a country or jurisdiction (e.g., the FDA grants both new chemical entity exclusivity and orphan drug exclusivity with respect to such Product), “Regulatory Exclusivity” will be deemed to apply to such Product in such country so long as any Regulatory Exclusivity granted to such Product prevents such Regulatory Authority from granting any regulatory approval under the Biologics Price Competition and Innovation Act, or similar Applicable Law, of a Third Party product that has an amino acid sequence that is the same as or substantially identical to the amino acid sequence of such Product. Regulatory Exclusivity shall not include exclusivity conferred by a Patent right.

1.123 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Regulatory Approvals or other regulatory submissions, including any written correspondence or meeting minutes, made to, made with, or received from a Regulatory Authority that are necessary or reasonably desirable in order to research Develop, Manufacture, or Commercialize a Product in a particular country or jurisdiction in the Territory. Regulatory Materials include INDs and Regulatory Approval Applications, and amendments and supplements for any of the foregoing, and applications for pricing and reimbursement approvals.

1.124 “Royalty Term” means, [***], the time period beginning with the First Commercial Sale of such Product in such country and continuing until the later of: (a) the expiration of the last Valid Claim Covering the composition of matter or the method of making or using such Product included in a MacroGenics Patent licensed to Company under the Company License; (b) [***]; or (c) if Regulatory Exclusivity is granted with respect to such Product in such country, the expiration or termination of such Regulatory Exclusivity in such country.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

1.125 Second Position Detail” means a Detail in which a Product is Detailed in the second position (i.e., no more than one other product is presented to or discussed with the applicable healthcare professional before such Product) and the second most predominant portion of time is devoted to the Detailing of such Product.

1.126 “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).

1.127 “Territory” means any country in the world.

1.128 “Third Party” means any Person other than (a) Company, (b) MacroGenics or (c) an Affiliate of either of Company or MacroGenics.

1.129 “Third Party Expenses” means out-of-pocket expenses incurred by a Party or any of its Affiliates for services performed by a Third Party on behalf of Company or MacroGenics in the course of such Party’s performance of this Agreement. For clarity, such Third Party Expenses will include the costs of any raw materials and resins used for Manufacture of clinical trial material.

1.130 “U.S.” means the United States of America, including its territories and possessions.

1.131 “U.S. Commercialization Plan” means a plan, prepared by Company pursuant to Section 6.1 in the event that MacroGenics exercises the Co-Promote Option, for the coordination of Detailing activities in the U.S.

1.132 “Valid Claim”tmeans (a) a claim of an issued and unexpired Patent, to the extent such claim has not been revoked, held invalid or unenforceable by a patent office, court or other Governmental Authority of competent jurisdiction in a final order, from which no further appeal can be taken, and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a claim within a patent application that has not been pending for more than [***] from the date of its first priority patent application filing anywhere in the Territory and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned.

Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
ACA	1.96
Advertising and Market Research Expenses	Exhibit A
Agreement	Preamble
Approval Milestone	9.3(b)
Approval Milestone Payment	9.3(b)
Bankruptcy Laws	13.7(b)
Breaching Party	13.3(a)

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Definition	Section
CD3	1.116
CD19	1.116
Claim	15.1
Clinical Supply Agreement	7.1
Co-Funding Approval Milestone	9.3(c)
Co-Funding Approval Milestone Payment	9.3(c)
Co-Funding Materials	8.2(b)
Co-Funding Option	8.2(a)
Co-Funding Option Deadline	8.2(a)
Co-Funding Option Exercise Notice	8.2(a)
Co-Funding Opt-Out	8.2(e)
Co-Funding Opt-Out Notice	8.2(e)
Co-Funding Sales Milestone	9.3(e)
Co-Funding Sales Milestone Payment	9.3(e)
Commercialization Expenses	Exhibit A
Company	Preamble
Company Detailing Expenses	Exhibit A
Company Indemnitee	15.2
Company License	3.1
Cooperating Party	12.5(b)
Co-Promote Materials	8.3(b)
Co-Promote Option	8.3(a)
Co-Promote Option Exercise Notice	8.3(a)
Co-Promotion Agreement	8.3(c)
Cost Cap	8.2(d)(iii)
Cost Per PDE	Exhibit A
Cost Variances	Exhibit A
[***]	14.3
Cure Period	13.3(a)
[***]	[***]
Development Milestone	9.3(a)
Development Milestone Payment	9.3(a)
Disclosing Party	12.1
Dispute(s)	14.1
Distribution Expenses	Exhibit A
EAP Expenses	Exhibit A
Education Expenses	Exhibit A
[***]	[***]
Execution Date	Preamble
[***]	[***]
[***]	[***]
[***]	[***]

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Definition	Section
[***]	[***]
GDC Invoice	8.2(d)(ii)
GDC Late Payment Notice	8.2(d)(ii)
GDC Repayment Option	8.2(e)(iii)
Good Faith Dispute	10.4
Hatch-Waxman Act	1.122
ICH	1.65
Incumbent Board	1.13
Indemnifying Party	15.3(a)
Indemnitee	15.3(a)
Infringement Recovery	10.5(d)
Insolvency Event	13.7(a)
Insolvent Party	13.7(b)
Johnson & Johnson	1.78
Joint Inventions	10.1
Joint Patents	10.3(d)
JSC	2.1(a)
Licensed Patents	11.2(b)
Losses	15.1
MacroGenics	Preamble
MacroGenics Indemnitee	15.1
Manufacturing Expenses	Exhibit A
Manufacturing Process	7.1(a)
Manufacturing Technology Transfer	7.1(a)
Manufacturing Transition Plan	7.1(a)
Marketing Expenses	Exhibit A
Marketing Management Expenses	Exhibit A
Medical Affairs Expenses	Exhibit A
Milestone Events	9.3
Milestone Payments	9.3
MTD	1.101
Non-Insolvent Party	13.7(b)
Other Costs	Exhibit A
Other Costs Not Included in Standard	Exhibit A
Party/Parties	Preamble
Patent Extension(s)	10.4
PDE	Exhibit A
Phase 4 Trial Expenses	Exhibit A
[***]	[***]
Prior CDA	1.31
Protocol	14.3(b)(iii)
PVA	5.3(b)

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Definition	Section
Quarterly N.A. Profit/Loss Report	9.9(b)
Recall Expenses	Exhibit A
Receiving Party	12.1
Requesting Party	12.5(b)
Reverted Product	13.8(a)(iv)
Sales Milestone	9.3(d)
Sales Milestone Payment	9.3(d)
Sales Rep FTE	Exhibit A
Sales Rep FTE Rate	Exhibit A
Sales Rep PDE Total	Exhibit A
[***]	[***]
Selling Costs	Exhibit A
Sole Inventions	10.1
Standard Cost of Goods Manufactured	Exhibit A
Term	13.1
Terminated Country	13.8
Terminated Product	13.8
Terminating Party	13.3(a)
Third Party Obligation	9.10(a)
Third Party Obligation Expenses	Exhibit A
Third Party Patent Challenge	10.7(b)
Transition Plan	4.1(b)

ARTICLE 2

GOVERNANCE

2.1 Joint Steering Committee.

(a)	Formation and Purpose. The Parties agree to establish and convene a joint steering committee (the “JSC”) within [***] after the Effective Date. The JSC shall consist of representatives from each Party as further described in Section 2.1(d) and operate in accordance with this Section 2.1. The purpose of the JSC shall be to provide a forum for the overall coordination, communication and oversight of the Parties’ activities under this Agreement, including the resolution of disputes properly referred to the JSC under this Agreement.

(b)	Responsibilities of the JSC. The JSC’s overall responsibility shall be to:

(i) discuss, approve and oversee MacroGenics Development, regulatory and Manufacturing activities with respect to the Initial Product;

(ii) discuss, approve and oversee the Transition Plan and Manufacturing Transition Plan;

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(iii) if MacroGenics exercises the Co-Funding Option in accordance with Section 8.2(a), encourage and facilitate communication and information sharing regarding Global Development Activities and Commercialization of the Initial Product in the Northern American Territory, including review and discussion of Company’s then-current Global Development Plan, during the Co-Funding Term;

(iv) coordinate the fulfillment of those rights and obligations arising from MacroGenics’ exercise of any of the MacroGenics Options;

(v) decide matters and resolve disputes referred to the JSC which the JSC has authority to decide or resolve under this Agreement; and

(vi) perform other obligations specifically delegated to it under this Agreement.

(c)	JSC Decisions and Actions. Actions to be taken by the JSC shall be taken only following [***], with each Party having [***]. If the JSC fails to reach unanimous agreement on a matter before it for decision within [***] from the date that the matter is first presented to the JSC in writing, such matter shall be referred to the Executive Officers for discussion and resolution pursuant to Section 14.2. Any resolution of such matter by the Executive Officers shall be final and binding on the Parties. If the Executive Officers are not able to resolve the matter within the [***] period specified in Section 14.2, then [***] with respect to such matter, and [***] on such matter shall be final and binding on the Parties, subject to the limitations set forth in Section 2.5.

(d)	JSC Membership. Promptly after the Effective Date, each Party shall designate three (3) such representatives for the JSC. The JSC may elect to vary the number of representatives from time to time, provided that, unless otherwise agreed by the Parties in writing at the JSC, the JSC shall maintain an equal number of representatives from each Party. Each representative shall have the appropriate level of experience in the subject area of the JSC, and at least one (1) representative shall have sufficient seniority within the applicable Party’s organization to have the necessary decision-making authority in order for the JSC to fulfill its responsibilities. Either Party may designate substitutes for its JSC representatives if one (1) or more of such Party’s designated representatives is unable to be present at a meeting. From time to time each Party may replace its JSC representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s). Each representative shall be bound by confidentiality and non-use obligations at least as restrictive as those set forth in this Agreement.

(e)

JSC Chairperson. The JSC will have a chairperson, to be designated by Company. The chairperson shall be responsible for calling and convening meetings, but shall have no special authority over the other members of the JSC,

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

and shall have no additional voting rights. The chairperson (or its designate) shall: (i) prepare and circulate an agenda reasonably in advance of each upcoming meeting; and (ii) prepare and issue minutes of the JSC meeting within thirty (30) days thereafter. Such minutes shall not be finalized until each JSC representative reviews and approves such minutes, provided that any minutes shall be deemed approved unless a JSC representative objects to the accuracy of such minutes within [***] after the circulation of the minutes.

(f)	Meetings.

(i) Timing and Frequency. No later than [***] after the Effective Date, the JSC will hold an in-person meeting to establish the JSC’s operating procedures. The JSC shall meet at least once every Calendar Quarter until the later of the Co-Funding Option Deadline or the final Co-Promote Option Deadline, at which time the JSC shall dissolve; provided, however, that, (A) in the event MacroGenics exercises the Co-Funding Option, the JSC shall meet at least once every Calendar Quarter until the end of the end of the Co-Funding Term, unless otherwise agreed by the Parties, and (B) in the event that MacroGenics exercises the Co-Promote Option oversight of Co-Promotion activities shall be as specified in the Co-Promotion Agreement. Additional meetings of the JSC may be held with the consent of each Party (such consent not to be unreasonably withheld, delayed or conditioned), as required under this Agreement or to resolve any matter or dispute referred to the JSC in accordance with this Agreement. In the case of any matter or dispute referred to the JSC, such meeting shall be held within [***] following referral to the JSC, or as soon as reasonably possible thereafter.

(ii) Meeting Procedures. Meetings of the JSC shall be effective only if a majority of representatives of each Party are present or participating. Other than the initial meeting, the JSC may meet either (i) in person at either Party’s facilities or at such locations as the Parties may otherwise agree, at least twice every Calendar Year; or (ii) by audio or video teleconference. Each Party shall be responsible for all of its own expenses incurred in connection with its representatives’ participation in the JSC meeting, including all travel and lodging. All other Third Party expenses incurred by the JSC in furtherance of a JSC meeting, such as expenses associated with off-site meetings, shall be shared equally by the Parties.

(iii) Non-Member Participation. Additional non-members of the JSC having relevant experience may from time to time be invited to participate in a JSC meeting, provided that such participants shall have no voting rights or powers. Non-member participants who are not employees of a Party or its Affiliates shall only be allowed to attend if: (i) the other Party’s representatives have consented to the attendance (such consent not to be unreasonably withheld, delayed or conditioned); and (ii) such non-member participant is subject to confidentiality and non-use obligations at least as restrictive as those set forth in this Agreement.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

2.2 Additional Subcommittees and Working Groups. The JSC may establish other subcommittees or working groups, as needed to further the purposes of this Agreement, including any responsibilities assigned to the JSC under this Agreement; provided, however, that the JSC shall not delegate its dispute resolution authority. In particular, if MacroGenics exercises the Co-Funding Option, the Parties contemplate establishment of a Joint Development Committee to facilitate communication regarding Global Development Activities during the Co-Funding Term and a Joint Marketing Committee to facilitate communication and information sharing regarding the Commercialization of the Initial Product in the Northern American Territory. The purpose, scope and procedures of any such subcommittee or working group shall be mutually agreed in writing by the JSC. Actions to be taken by any subcommittee or working group shall be taken only following unanimous vote, with each Party having one (1) vote. If any subcommittee or working group fails to reach unanimous agreement on a matter before it for decision relating to the Development or Commercialization of Products for a period in excess of [***] from the date that the matter is first presented to such subcommittee or working group in writing, such matter shall be referred to the JSC for resolution pursuant to Section (c).

2.3 Authority. The Parties agree that it shall be conclusively presumed that, unless otherwise explicitly stated, each voting member of the JSC, or each subcommittee or working group established by the JSC, has the authority and approval of such member’s respective senior management in casting his or her vote. The JSC, and each subcommittee or working group established by the JSC, shall each have only the powers assigned expressly to the JSC in this ARTICLE 2 and elsewhere in this Agreement, and shall not have any power to amend or modify the Global Development Plan or the U.S. Commercialization Plan or to amend, modify or waive compliance with this Agreement.

2.4 Alliance Managers. Promptly following the Effective Date, each Party shall designate in writing an Alliance Manager to serve as the primary point of contact for the Parties regarding all collaboration activities contemplated under this Agreement. Each Alliance Manager shall facilitate communication and coordination of the Parties’ activities under this Agreement relating to the Compounds and the Products. The Alliance Managers shall not be a member of the JSC. The Alliance Managers shall be allowed to attend, as a non-voting observer, meetings of the JSC, as well as any subcommittee or working group established by the JSC of which the Alliance Manager is not a member.

2.5 Decision-Making Restrictions. Notwithstanding anything to the contrary in this Agreement, to the extent that [***] with respect to any matter pursuant to Section 2.1(c), [***] shall not [***] to: (i) expand [***] or [***], or [***]or [***], under this Agreement; (ii) determine that [***], or [***], under this Agreement; (iii) [***] that is expressly stated to [***] or [***] or the [***] or [***] and; (iv) resolve any dispute regarding whether a [***] or the [***].

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 3

LICENSES

3.1 License to Company. Subject to the terms and conditions of this Agreement, MacroGenics hereby grants to Company an exclusive (even as to MacroGenics), royalty-bearing, non-transferable (except in accordance with Section 16.4) license, with the right to grant sublicenses as provided in Section 3.1(a), under the MacroGenics Technology, to Exploit the Compounds and the Products in the Field in the Territory (the “Company License”).

Sublicensing. Company shall have the right to grant sublicenses of the rights granted to Company under this Section 3.1 to: (i) its Affiliates through multiple tiers; and (ii) Third Parties through multiple tiers subject to the conditions in this subsection (a) provided below. Any sublicenses to Third Parties [***] that include [***] may only be granted with MacroGenics’ prior consent, not to be unreasonably withheld, conditioned or delayed, unless such sublicense is: (A) in connection with, and only to the extent necessary or useful to enable, a Third Party to perform services for the Company, its Affiliate or sublicensee in the course of its performance of its Development, Manufacturing and Commercialization rights and obligations under this Agreement; and (B) to one or more Third Party distributors only to the extent reasonably necessary or useful, to enable such Third Party distributors to Commercialize Products in such countries. Company shall identify each Third Party sublicensee to MacroGenics for which Company has [***]. Each sublicense shall refer to and be subordinate to this Agreement and, except to the extent the Parties may otherwise agree in writing, any sublicense must be consistent in all material respects with the terms and conditions of this Agreement. Company shall remain responsible for the performance of this Agreement and the performance of its sublicensees hereunder. Company shall provide to MacroGenics copies of all sublicenses which grant the right to directly [***] to a Third Party in a jurisdiction in the Territory, provided that Company shall have the right to redact commercially sensitive information from such copies. Information regarding the scope of the license grants, territory and/or term of each such sublicense shall not be considered commercially sensitive.

(a)	Company Termination of License. Company shall have the right to terminate the Company License with respect to one or more of the MacroGenics Patents included in the Company License, by providing [***] prior written notice to MacroGenics specifying the MacroGenics Patent(s) to be subject to such termination. Upon the effectiveness of such termination, (i) the Company License will no longer extend to such MacroGenics Patent(s); (ii) such MacroGenics Patent(s) shall no longer be subject to the provisions of ARTICLE 10, and MacroGenics shall have the sole right to prosecute, maintain, enforce and defend such MacroGenics Patent(s) at MacroGenics’ sole expense; and (iii) no claims of such MacroGenics Patent(s) shall be considered a Valid Claim for purposes of Section 9.5 or Section 9.6.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

3.2 Licenses to MacroGenics. Subject to the terms and conditions of this Agreement:

(a)	Company hereby grants back to MacroGenics a non-exclusive, fully-paid, royalty-free, non-transferable (except in accordance with Section 16.4), non-sublicensable sublicense under the Company License for use with the Compounds and the Products in the Field in the Territory, solely to the extent necessary for MacroGenics to exercise its rights and perform its obligations under this Agreement, including any rights or obligations that arise in the event MacroGenics elects to exercise any of the MacroGenics Options.

Company hereby grants back to MacroGenics a non-exclusive, fully-paid, royalty-free, non-transferable (except in accordance with Section 16.4), non-sublicensable license under (i) the Company Technology, (ii) any Know-How Controlled by Company, as of the Execution Date or during the Term, that is incorporated into the embodiment of a Product Developed hereunder, and (iii) any Patent Controlled by Company, as of the Execution Date or during the Term, that Covers technology incorporated into the embodiment of a Product Developed hereunder, in each case ((i), (ii) and (iii)), for use with the Compounds and the Products in the Field in the Territory, solely to the extent necessary for MacroGenics to exercise its rights and perform its obligations under this Agreement, including any rights or obligations that arise in the event MacroGenics elects to exercise any of the MacroGenics Options.

(b)	Company hereby grants back to MacroGenics a non-exclusive, fully-paid, royalty-free, non-transferable (except in accordance with Section 16.4), non-sublicensable license under the Company License to [***], provided that MacroGenics shall not [***] without the prior written consent of Company.

(c)	Company hereby grants to MacroGenics a non-exclusive, fully-paid, royalty-free, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense, under any Platform Patent Controlled by Company by virtue of the use of the MacroGenics Know-How or exercise of the Company License and that claims technology applied to a Product, [***].

3.3 Trademark License. MacroGenics hereby grants Company a non-exclusive license to use the MacroGenics Trademarks in connection with the Development and Commercialization of the Products, subject to customary and reasonable quality control procedures to be mutually agreed upon by the Parties prior to the launch of any Products.

3.4 No Implied Licenses. All licenses and rights are granted only as expressly provided in this Agreement and no license or other right is or shall be created or granted under this Agreement by implication, estoppel, or otherwise. All rights not expressly granted by a Party under this Agreement are reserved by such Party and may not be used by the other Party for any purpose.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 4

DEVELOPMENT

4.1 Transition of Development Responsibilities.

During the period beginning on the Effective Date and ending on the Development Transition Date, MacroGenics shall use diligent efforts to perform (i) all Development activities necessary to [***], other than [***], and (ii) any Development activities assigned to MacroGenics in the Transition Plan; provided, however, that, in the event that MacroGenics does not [***]after the Effective Date, upon Company’s request, the JSC shall discuss and determine whether Company should assume responsibility for the [***]. If the JSC determines that Company should assume responsibility for the [***], then, promptly following such determination, MacroGenics shall transfer to Company all Information Controlled by MacroGenics that is reasonably necessary for Company [***] and provide reasonable assistance to Company with respect to the [***].

(a)	[***] following the Development Transition Date, MacroGenics shall transfer to Company, and Company shall cooperate in good faith to support MacroGenics’ transfer of, all activities and responsibilities related to the Compounds and the Products in accordance with a transition plan to be approved by the JSC promptly after the Effective Date (the “Transition Plan”). The Transition Plan shall be designed to effect an efficient transfer from MacroGenics to Company of all Compound and Product-related Development, Manufacturing, regulatory and other related responsibilities and documentation, as well as all Information Controlled by MacroGenics that is reasonably necessary or useful for Company’s Exploitation of the Compounds and the Products (including copies or tangible embodiments thereof), and may be updated and amended by the JSC as necessary to effect such transfer. The Transition Plan shall include an itemized list of deliverables and the dates by which such deliverables are expected to be provided by MacroGenics to Company. Any dispute between the Parties regarding the conduct of the activities set forth in the Transition Plan shall be referred to the JSC for resolution.

(b)	MacroGenics shall report on the status of any activities conducted pursuant to this Section 4.1 at each meeting of the JSC or as otherwise requested by Company.

4.2 Development.

(a)	Company Development Activities. Except for Development activities to be undertaken prior to the Development Transition Date by MacroGenics pursuant to Section 4.1, Company shall be solely responsible for and have sole authority with respect to, at its own expense (subject to MacroGenics’ exercise of the Co-Funding Option), all Development of the Compounds and the Products. Company shall use Commercially Reasonable Efforts to Develop, and to seek Regulatory Approval for, [***]. In addition, Company shall use Commercially Reasonable Efforts to [***].

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)	Global Development Plan. Except with respect to [***]as specified below, Company shall use Commercially Reasonable Efforts to conduct the Development of the Products for the Territory in accordance with the Global Development Plan, at its own expense (subject to MacroGenics’ sharing of expenses upon its exercise of the Co-Funding Option). Company shall have the right to make amendments to the Global Development Plan, which shall be consistent with Company’s Development obligations set forth in Section 4.2(a), and each amended Global Development Plan shall include all material Development activities anticipated to be required to obtain Regulatory Approval for Products in [***], as well as timelines regarding such activities, including the plans and timelines for preparing the necessary Regulatory Materials. The Global Development Plan shall include any Development activities with respect to [***] that Company elects to conduct, provided that Company shall have no obligation to conduct Development or to seek Regulatory Approval for Products in [***]. Beginning with the delivery of the Co-Funding Materials and continuing through the Co-Funding Option Deadline (if MacroGenics does not exercise the Co-Funding Option) and the Co-Funding Termination Date (if MacroGenics exercises the Co-Funding Option), Company shall update the Global Development Plan to include a then-current, non-binding budget for any Global Development Costs. During the Co-Funding Term, Company shall update and amend, as appropriate, the then-current Global Development Plan and shall submit such updates and/or amendments for review to the JSC. While the Global Development Plan shall not require the approval of the JSC, Company shall review and consider all comments to the Global Development Plan received from MacroGenics at the JSC in good faith. Company will consider including, in the Global Development Plan, Clinical Trials using the Initial Product [***], to the extent that Company reasonably determines that such Clinical Trials are feasible from a medical, scientific, regulatory and commercial perspective. The Parties acknowledge and agree that Company’s ability to conduct such Clinical Trials may be subject to [***] and that Company shall have no obligation to conduct such Clinical Trials unless the conduct of such Clinical Trials is [***].

(c)

MacroGenics Development. In the event that MacroGenics, at any time during the Co-Funding Term, wishes to conduct a Clinical Trial of the Initial Product that is consistent with, but not currently included in, the Global Development Plan, it shall submit a written proposal for the conduct of such Clinical Trial to the JSC for approval, together with a draft protocol, clinical plan and budget. The JSC shall consider such proposal in good faith. If the JSC approves such proposal, then: (i) such Clinical Trial shall be deemed to be a Global Development Activity and shall become part of the Global Development Plan; (ii) the costs associated with such

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Clinical Trial shall be Global Development Costs and shared in accordance with Section 8.2; (iii) upon Company’s request, the Parties shall enter into a clinical trial agreement governing the conduct of such Clinical Trial, which agreement shall account for necessary regulatory and other considerations and shall be consistent with the terms of this Agreement; (iv) MacroGenics’ agreement with the sites at which such Clinical Trial is conducted shall be consistent with Company’s form of clinical trial site agreement and with the terms of this Agreement; (v) the Parties shall amend the PVA as necessary to provide for the sharing of information and data relating to such Clinical Trial; and (vi) MacroGenics shall use Commercially Reasonable Efforts to conduct such Clinical Trial in accordance with the Global Development Plan. If the JSC does not approve such proposal, the JSC shall inform MacroGenics as to the reasons for such determination and, if the JSC has any specific suggestions for revisions to the protocol that may address the reasons underlying such JSC determination, such suggestions and MacroGenics may submit a revised proposal to JSC. MacroGenics shall not conduct any Clinical Trial of the Initial Product without the express approval thereof by the JSC.

(d)	Clinical Trial Registries. For all Clinical Trials in the Field in the Territory, Company shall be responsible, in accordance with Applicable Law, for registering in the appropriate clinical trial registry and posting the results of such Clinical Trials.

4.3 Decision-Making. Company shall have sole authority with respect to the Development of the Compounds and the Products in the Field in the Territory in accordance with this Agreement.

4.4 Compliance with Law. Each Party shall conduct all Development activities related to Compound and Products in all material respects in a good scientific manner and in compliance in all material respects with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines.

4.5 Records. Company shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to Development activities conducted pursuant to this Agreement (including the Global Development Plan) in conformity with Applicable Law and Company’s standard practices, provided that in no case shall such records be maintained for [***] following the Calendar Year to which such records pertain (or any longer period required by Applicable Law).

4.6 Cooperation. Upon reasonable advance notice, at the request of the JSC, each Party agrees to make its employees and consultants reasonably available at their respective places of employment to consult with the other Party on issues arising in connection with the Global Development Plan.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

4.7 Progress Reports. No later than [***] and [***], Company shall provide to MacroGenics in writing (or, if the JSC has not yet been dissolved pursuant to Section 2.1(f)(i), to the JSC verbally) a report detailing Company’s efforts and progress during the [***] to such date, as applicable, to Exploit each Compound and Product. Each such report shall describe, among other matters: (a) material Development activities completed since the last report, including the object and parameters of the Development, when initiated, when completed and a summary of all material results; (b) material Development activities planned to be undertaken before the next report, including the type and object of any Clinical Trials to be conducted and their projected starting and completion dates; and (c) material changes in Company’s Development and Commercialization plans. In addition, Company shall reasonably respond to reasonable requests by MacroGenics for information regarding Company’s

Development and Commercialization activities for such Compounds and Products, to the extent such information is necessary to assess Company’s compliance with its obligations hereunder. In addition, if MacroGenics does not exercise the Co-Funding Option or MacroGenics exercises the Co-Funding Opt-Out in accordance with Section 8.2(e), at the request of MacroGenics, the Parties shall meet to discuss Development and Commercialization progress at either Party’s facilities (or such other location as may be agreed upon by the Parties) on a semi-annual basis.

4.8 Subcontracting. Company may subcontract the performance of any Development activities conducted in accordance with this Agreement to any of its Affiliates or any Third Party, provided that Company shall oversee the performance of any subcontracted activities in a manner that would be reasonably expected to result in their successful and timely completion and shall remain responsible for the performance of such subcontracted activities in accordance with this Agreement.

ARTICLE 5

REGULATORY RESPONSIBILITIES

5.1 Initial Data Transfer.

(a)	Within [***] after the Development Transition Date, MacroGenics shall deliver to Company electronic copies (unless otherwise required by Applicable Law) of all Regulatory Materials relating to the Products in the Field in the Territory which are Controlled by MacroGenics. Upon the completion of such transfer, MacroGenics shall, and hereby does, assign to Company all such Regulatory Materials and shall promptly (and in any case within [***] take all steps reasonably necessary to effectuate the assignment of all INDs, Regulatory Approval Applications and Regulatory Approvals included in such Regulatory Materials, including submitting to any applicable Regulatory Authority a letter or other necessary documentation (with copy to Company) notifying the Regulatory Authority of the assignment. In the event that any such IND, Regulatory Approval Application or Regulatory Approval cannot be transferred within such [***] period, MacroGenics shall take all actions reasonably requested by Company with respect to the maintenance or transfer of such IND, Regulatory Approval Application or Regulatory Approval.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)	Within [***] after the Development Transition Date, MacroGenics shall make available to Company separate electronic copies of all remaining Regulatory Documentation, including the study reports from all non-clinical trials and clinical trials, in each case, whether completed prior to the Development Transition Date or then in-progress, that are Controlled by MacroGenics (to the extent not previously provided to Company).

(c)	Notwithstanding Section 5.1(a) and Section 5.1(b), from time to time after the Development Transition Date, to the extent not done so already, MacroGenics shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to Company, in whatever form Company may reasonably request, as soon as reasonably practicable after the earlier of the development, making, conception or reduction to practice, all Regulatory Documentation and other Information Controlled by MacroGenics, which in each case is reasonably necessary or useful for Company’s Exploitation of the Compounds and the Products, including copies or tangible embodiments thereof. For clarity, MacroGenics will have the right, unless otherwise required by Applicable Law, to retain original copies of the foregoing subject to ARTICLE 12.

5.2 Preparation of Regulatory Materials.

(a)	By MacroGenics. During the period beginning on the Effective Date and ending on the Development Transition Date, [***], in consultation with [***], shall (i) [***]as soon as possible after the Effective Date, provided that Company shall [***] and provide a [***], and (ii) take all actions necessary to maintain all Regulatory Materials relating to the Products in the Field in the Territory which are Controlled by MacroGenics.

(b)	By Company. Except for the activities to be undertaken prior to the Development Transition Date by MacroGenics pursuant to Section 5.2(a), Company shall, with respect to the Products in the Field in the Territory, have the sole right and sole authority, at its own expense (subject to MacroGenics’ exercise of the Co-Funding Option), to: (i) develop and implement the overall regulatory strategy with respect to obtaining Regulatory Approval of Products in the Field in the Territory; (ii) prepare, obtain, and maintain all Regulatory Documentation, including all INDs, Regulatory Approval Applications and Regulatory Approvals; and (iii) conduct communications with the relevant Regulatory Authorities. The regulatory strategy for the Territory shall be consistent with the Global Development Plan and the terms of this Agreement. All Regulatory Materials (including all Regulatory Approvals) generated with respect to the Products under this Agreement shall be owned by, and shall be the sole property and held in the name of, Company or its designee.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(c)	MacroGenics Assistance. MacroGenics shall assist Company as reasonably requested in connection with the preparation and filing of Regulatory Documentation for the Territory, at MacroGenics’ sole expense; provided, however, that Company shall reimburse MacroGenics for FTE Costs and Third Party Expenses incurred by MacroGenics in providing any such assistance later than six (6) months after the Effective Date.

5.3 Adverse Event Reporting and Safety Data Exchange.

(a)	Company Responsibilities. Upon the transfer of ownership of the INDs, Regulatory Approval Applications and Regulatory Approvals in accordance with Section 5.1(a), Company will assume responsibility for the monitoring of all clinical experiences, maintaining the global safety database, safety monitoring, pharmacovigilance surveillance, compliance and filing of all required safety reports to all Regulatory Authorities in the Territory with respect to Compounds and Products, including annual safety reports, throughout the Development and Commercialization of each Compound and Product.

(b)	Safety Information Exchange; Pharmacovigilance Agreement. In the event MacroGenics exercises the Co-Promote Option, the Parties shall cooperate to develop methods and/or procedures for sharing Information relating to the clinical experiences referred to in Section 5.3(a) with respect to the Initial Product in accordance with safety reporting requirements of the respective Governmental Authorities and as necessary to comply with Applicable Law. Specific details regarding the management of safety Information, including adverse events reports, related to the Development and the Commercialization of the Initial Product in the Territory, will be delineated in a separate global pharmacovigilance agreement (the “PVA”). The Parties shall meet to discuss the PVA within [***] after MacroGenics exercises the Co-Promote Option and shall agree upon the terms of the PVA as soon as practicable, but in any event no later than the anticipated date of the First Commercial Sale of any Product in the U.S.; provided, however, that, in the event the Parties do not reach agreement on all terms of the PVA prior to the First Commercial Sale of any Product in the U.S., then the Parties shall enter into an interim PVA prior to the First Commercial Sale of any Product in the U.S. and shall agree upon the terms of the final PVA as soon as practicable thereafter. In the event of any conflicts or inconsistencies between the PVA and this Agreement, the terms of the PVA shall take precedence for matters relating to pharmacovigilance.

5.4 Recalls and Voluntary Withdrawals. Company shall use reasonable efforts to notify MacroGenics promptly, but in no event later than [***], following its determination that any event, incident, or circumstance related to safety issues or regulatory concerns has occurred that is reasonably likely to result in the need for a recall, market suspension or market withdrawal of a Product in the Territory, and shall include in such notice the reasoning behind such determination

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and any supporting facts. Company shall have the sole right to make the final determination of whether to voluntarily implement any such recall, market suspension or market withdrawal in the Territory, provided that, prior to the implementation of such a recall, market suspension or market withdrawal, Company shall, to the extent practical, consult with MacroGenics and shall consider MacroGenics’ comments in good faith. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 5.4, Company shall be solely responsible for the execution thereof and MacroGenics shall reasonably cooperate in all such recall efforts. Subject to ARTICLE 15, Company shall be responsible for all costs of conducting any such recall, market suspension, or market withdrawal. For the sake of clarity, during the Co-Funding Term certain [***] associated with recalls and market withdrawals [***] in accordance with Section 9.9.

5.5 Subcontracting. Company may subcontract the performance of any activities conducted in accordance with this ARTICLE 5 to any of its Affiliates or any Third Party, provided that Company shall oversee the performance of any subcontracted activities in a manner that would be reasonably expected to result in their successful and timely completion and shall remain responsible for the performance of such subcontracted activities in accordance with this Agreement.

ARTICLE 6

COMMERCIALIZATION

6.1 Commercialization Activities.

(a)	Company Commercialization Activities. Subject to MacroGenics’ exercise of the Co-Promote Option, Company shall be solely responsible for and have sole authority with respect to, at its own expense (subject to MacroGenics’ sharing of expenses upon its exercise of the Co-Funding Option), all aspects of the Commercialization of the Product in the Field in the Territory, including: (i) developing and executing a commercial launch and pre-launch plan; (ii) marketing and promotion (including Detailing); (iii) booking sales and distribution and performance of related services; (iv) handling all aspects of order processing, invoicing and collection, inventory and receivables; (v) publications; (vi) providing customer support, including handling medical queries, and performing other related functions; (vii) the review and approval of all Promotional Materials for compliance with Applicable Law, including submission, where appropriate, to the applicable Regulatory Authority and (viii) conforming its practices and procedures in all material respects to Applicable Law relating to the marketing, detailing and promotion of the Products in the Field in the Territory. Company shall use Commercially Reasonable Efforts to Commercialize Products for which Regulatory Approval is received in the Territory.

(b)	Ordering. MacroGenics shall not accept orders for the purchase of a Product from Third Parties, or make sales of Product to Third Parties in the Field in the Territory for its own account or for Company’s account. If MacroGenics receives any order for a Product in the Field in the Territory, it shall refer such orders to Company for acceptance or rejection.

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(c)	U.S. Commercialization Plan. In the event MacroGenics exercises the Co-Promote Option in accordance with Section 8.3(a), Company shall submit the initial U.S. Commercialization Plan to the JSC, or such subcommittee designated by the JSC, at [***] for review by the JSC or such subcommittee. Thereafter, Company shall submit an updated U.S. Commercialization Plan to the JSC, or such subcommittee designated by the JSC, at least once each Calendar Year until the termination or expiration of the Co-Promotion Agreement for review by the JSC or such subcommittee.

6.2 Trademarks. Company shall have sole responsibility, at its own expense, for all matters relating to the use of, and shall own, all trademarks used in the sale of Products in the Field in the Territory (but excluding the MacroGenics Trademarks and any trademark that is confusingly similar to a MacroGenics Trademark), including the selection, filing, prosecution, maintenance, defense and enforcement thereof. Notwithstanding the foregoing, in the event MacroGenics exercises the Co-Funding Option, costs related to Product trademarks in the Northern American Territory shall be treated as a Commercialization Expense.

6.3 Decision-Making. Except with respect to a MacroGenics decision to exercise the Co-Promote Option as set forth in Section 8.3(a) and MacroGenics’ right to conduct [***] upon any such exercise, after the Effective Date, Company shall have sole authority with respect to all aspects of Commercialization of Products in the Field in the Territory in accordance with this Agreement, including all decisions regarding pricing, discounts and the terms of sale.

6.4 Transparency Reporting. Company and, in the event it exercises either or both the Co-Funding Option or Co-Promote Option, MacroGenics, shall each be responsible for tracking and reporting transfers of value initiated and controlled by its and its Affiliates’ employees, contractors, and agents pursuant to the requirements of the marketing reporting laws or research expense reporting laws of any Governmental Authority in the Territory, including Section 6002 of ACA, commonly referred to as the “Sunshine Act.”

6.5 Compliance with Law. Company and, if MacroGenics exercises the Co-Promote Option, MacroGenics, shall conduct all Commercialization activities related to Compound and Products in compliance in all material respects with all Applicable Law.

6.6 Subcontracting. Company may subcontract the performance of any Commercialization activities conducted in accordance with this Agreement to any of its Affiliates or any Third Party, provided that Company shall oversee the performance of any subcontracted activities in a manner that would be reasonably expected to result in their successful and timely completion and shall remain responsible for the performance of such subcontracted activities in accordance with this Agreement.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 7

MANUFACTURING

7.1 General Supply Terms. After the Effective Date, except as provided below, Company shall have sole responsibility for and sole authority with respect to, at its own expense (subject to MacroGenics’ exercise of the Co-Funding Option), Manufacturing clinical and commercial supplies of the Compounds and the Products for use in the Field in the Territory. Upon Company’s request, (a) MacroGenics shall transfer to Company, at no cost, all nucleotide molecules, cell lines and protein material of Compounds, and all Products in finished form or in process on the Effective Date, in MacroGenics’ inventory on the Effective Date, provided that MacroGenics may retain reasonable quantities of such materials for [***] of such inventory; and (b) MacroGenics shall use Commercially Reasonable Efforts to Manufacture, at MacroGenics’ facility, and supply to Company (i) [***]; (ii) [***]; and (iii) based on a timeline reasonably acceptable to MacroGenics, in its sole discretion, clinical supplies of Compound for use in other [***], in each case ((i), (ii) and (iii)), at a cost equal to [***] incurred by MacroGenics in connection with such Manufacture [***] with respect to new clinical supplies Manufactured after the Execution Date for [***]). A non-binding estimate of such costs are set forth on Schedule 7.1. MacroGenics shall not be obligated to [***] in fulfilling any such Company request pursuant to clause (b) of this Section 7.1, unless otherwise agreed by the Parties. MacroGenics shall continue to conduct and complete [***] that are being conducted as of the Execution Date with respect to [***] through the [***] of the Execution Date, and Company shall reimburse MacroGenics for any reasonable Third Party Expenses and Development FTE Costs incurred by MacroGenics after the Execution Date in conducting such [***]. Promptly after the Effective Date, the Parties shall enter into good faith negotiations to conclude a clinical supply agreement (the “Clinical Supply Agreement”) and a related quality agreement within [***] after the Execution Date, which Clinical Supply Agreement shall include specifications and procedures for delivery and acceptance of Products. Such quality agreement will reflect the findings of any supply qualification audits conducted by Company of MacroGenics and any critical sub-suppliers. Company shall not have the right to [***] to be negotiated under the Clinical Supply Agreement.

7.2 Transition of Manufacturing Responsibilities.

(a)

Subject to the JSC’s approval of a Manufacturing transition plan (the “Manufacturing Transition Plan”), MacroGenics shall effect a transfer to Company or its designee (which designee may be an Affiliate or a Third Party manufacturer, and which Third Party manufacturer may be a backup manufacturer or a second manufacturer of a Compound or a Product) of all MacroGenics Know-How and rights under Third Party agreements relating to the then-current process for the Manufacture of Compound and Product (the “Manufacturing Process”) and to facilitate implementation of the Manufacturing Process at facilities designated by Company (such transfer and implementation, as more fully described in this Section 7.1(a), the “Manufacturing Technology Transfer”). MacroGenics shall provide all reasonable assistance requested by Company to enable Company (or its Affiliate or designated Third Party manufacturer, as applicable) to implement the Manufacturing Process at the facilities designated by

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Company. Company shall reimburse MacroGenics’ personnel costs at the Development FTE Rate and reimburse Third Party Expenses incurred by MacroGenics in providing any such assistance.

(b)	Without limitation to the foregoing, in connection with the Manufacturing Technology Transfer, MacroGenics shall cause all appropriate employees and representatives of MacroGenics and its Affiliates to meet with employees or representatives of Company (or its Affiliate or designated Third Party manufacturer, as applicable) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Process and with the training of the personnel of Company (or its Affiliate or designated Third Party manufacturer, as applicable) to the extent reasonably necessary or useful to enable Company (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process.

7.3 Decision Making. Company shall have sole authority with respect to the all aspects of Manufacturing of Compound and Product in the Field in the Territory, including CMC development.

7.4 Compliance with Law. Each Party shall conduct all Manufacturing activities related to Compound and Products in compliance in all material respects with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines.

7.5 Subcontracting. Company may subcontract the performance of any Manufacturing activities conducted in accordance with this Agreement to any of its Affiliates or any Third Party, provided that Company shall oversee the performance of any subcontracted activities in a manner that would be reasonably expected to result in their successful and timely completion and shall remain responsible for the performance of such subcontracted activities in accordance with this Agreement.

ARTICLE 8

MACROGENICS OPTIONS

8.1 Generally. Subject to the terms of this Agreement, MacroGenics may, at its discretion, exercise the Co-Promote Option and the Co-Funding Option. MacroGenics’ exercise(s) of the Co-Promote Option and the Co-Funding Option are separate and independent of each other, such that MacroGenics may exercise: only the Co-Promote Option; only the Co-Funding Option; both the Co-Promote Option and the Co-Funding Option; or neither.

8.2 Co-Funding Option.

(a)

Option Grant and Exercise. Company hereby grants MacroGenics an option to fund [***] of the Global Development Costs and share [***]of the N.A. Profit/Loss (in lieu of royalties on Net Sales of the Initial Product in the Northern American

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
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Territory), as further described in this Section 8.2 (the “Co-Funding Option”). MacroGenics may, at its discretion, exercise the Co-Funding Option by delivering written notice thereof to Company (the “Co-Funding Option Exercise Notice”) at any time before the date that is [***] (the “Co-Funding Option Deadline”). Company shall promptly provide written notice to MacroGenics of the occurrence of [***]. The Co-Funding Option shall be deemed to be exercised on the date that Company receives the Co-Funding Option Exercise Notice. If the Co-Funding Option Deadline passes without Company receiving a Co-Funding Option Exercise Notice, the Co-Funding Option shall immediately and permanently expire on the day after the Co-Funding Option Deadline.

(b)	Co-Funding Materials. No later than [***], Company shall deliver to MacroGenics: (i) a projected timeline for the Global Development Activities; (ii) a summary of [***]; (iii) a then-current, [***] that are included in the Global Development Plan, which [***] of the Global Development Activities and an annual basis thereafter; (iv) a then-current, non-binding [***], which shall be on an [***], and (v) a then-current, [***] (the “Co-Funding Materials”). After delivery of the Co-Funding Materials, but prior to the Co-Funding Option Deadline, upon MacroGenics’ reasonable request and with reasonable notice, Company shall promptly make available to MacroGenics (i) during normal business hours its employees and consultants who performed the activities on behalf of Company in preparation of the Co-Funding Materials to answer MacroGenics’ questions about the Co-Funding Materials; and (ii) any additional Information in Company’s possession relating to the Initial Product that may be reasonably useful in evaluating the Co-Funding Materials. MacroGenics acknowledges and agrees that nothing in the Co-Funding Materials will be deemed to be a representation or warranty, either express or implied, that Company will be able to successfully Develop or Commercialize the Initial Product in the Northern American Territory or, if Commercialized, that it will achieve any particular sales level of the Initial Product in the Northern American Territory.

(c)	Terms of Co-Funding. During the Co-Funding Term: (1) MacroGenics shall be responsible for [***] of the Global Development Costs; (2) the N.A. Profit/Loss shall be allocated between the Parties as provided in Section 9.9; (3) Section 9.3(c) shall apply in lieu of Section 9.3(b); (4) Section 9.3(e) shall apply in lieu of Section 9.3(d) and (3) royalties with respect to Net Sales of the Products shall be payable only under Section 9.4(b) (i.e. no royalties shall be payable with respect to Net Sales of the Initial Product in the Northern American Territory).

(d)	Invoicing and Payment of Global Development Costs.

(i) Company shall provide to MacroGenics, no later than [***] before the [***] during the Co-Funding Term, a rolling, non-binding annual forecast of Global Development Costs that Company expects to incur during the [***] (the “Final GDC Forecast”), with the [***]. In addition, Company shall provide to

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MacroGenics, no later than [***] before the [***] during the Co-Funding Term, a [***]. The first Calendar Year in each Final GDC Forecast shall be referred to as the “Current Forecast.” The Final GDC Forecast shall be consistent with the Global Development Plan and with Company’s internal budget for the relevant periods.

(ii) Except with respect to the Calendar Quarter in which the Co-Funding Option is exercised, within thirty (30) days after the end of each Calendar Quarter during the Co-Funding Term (including the Calendar Quarter in which the Co-Funding Termination Date occurs, if any), (A) Company will provide a written report and invoice to MacroGenics setting forth in reasonable detail the Global Development Costs incurred by Company during such Calendar Quarter and (B) MacroGenics will provide a written report and invoice to Company setting forth in reasonable detail the Global Development Costs incurred by Company pursuant to Section 4.2(c) during such Calendar Quarter and Company’s share of such Global Development Costs (each, a “GDC Invoice”). The GDC Invoice for the first Calendar Quarter during the Co-Funding Term shall also include all Global Development Costs incurred by Company prior to such Calendar Quarter (i.e. Global Development Costs relating to Global Development Activities incurred prior to the exercise of the Co-Funding Option). Within sixty (60) days after the receipt of each GDC Invoice, MacroGenics, to the extent the amounts set forth in such GDC Invoice are not in reasonable dispute and after netting out Company’s share of any GDC Invoice provided by MacroGenics for such Calendar Quarter, shall pay the GDC Invoice in full, subject to the Cost Cap provisions set forth in Section 8.2(d)(iii). If MacroGenics fails to pay to Company the total amount set forth in a GDC Invoice within [***] from the date of such GDC Invoice , Company shall so notify MacroGenics in writing (a “GDC Late Payment Notice”). MacroGenics shall notify Company of any amount reasonably disputed in a GDC Invoice, including the basis for such dispute. Company shall notify MacroGenics of any amount reasonably disputed in a GDC Invoice provided by MacroGenics, including the basis for such dispute. Disputes with respect to the amounts set forth in a GDC Invoice that are not resolved by the Parties [***] after such dispute is first raised shall be referred to the JSC for attempted resolution; provided, however, that such dispute shall not be subject to Company’s final decision-making authority under Section 2.1(c). If the JSC does not resolve such dispute within [***], the provisions of ARTICLE 14 shall apply. The audit rights set forth in Section 9.13 shall apply to any payment made pursuant to this Section 8.1(d)(ii).

(iii) Notwithstanding Section 8.2(d)(ii), during any Calendar Year in which Global Development Costs to be paid by MacroGenics [***], MacroGenics may elect to [***] by providing written notice of such election to Company within [***] after receipt of the first GDC Invoice for such Calendar Year that [***]. Following Company’s receipt of a [***] during any Calendar Year, MacroGenics shall not be obligated to [***] Any [***] that have not been paid or

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deducted from payments due hereunder at the end of any Calendar Quarter shall be carried forward to the next Calendar Quarter; provided, however, that all [***] shall be paid by MacroGenics or deducted within [***] during which such Excess Costs were incurred. [***] that are carried forward from one Calendar Year to a subsequent Calendar Year [***] for purposes of determining whether the [***]. As used above, [***] means (a) with respect to [***] during the period beginning [***] and ending on [***] for the period beginning [***] and ending [***] during such Calendar Year, and (b) for each [***] thereafter [***] during such Calendar Year. For example, if the [***] that became due and payable pursuant [***] during the applicable [***])

(iv) Notwithstanding subsection (ii), during any [***] in which Global Development Costs are greater than [***] of the [***] for such Calendar Year [***], Company shall [***].

(v) Upon the request of either Party, the finance teams of the Parties will meet and attempt to agree in good faith on changes to the processes for reporting, calculating and invoicing Global Development Costs (including [***] and [***]) pursuant to this Section 8.2(d) to reflect any process improvements identified with respect thereto.

(e)	Co-Funding Opt-Out. Notwithstanding the foregoing, at any time during the Co-Funding Term after MacroGenics has paid at least a cumulative total of [***] in Global Development Costs pursuant to Section 8.2(d), MacroGenics may, in its discretion, elect to cease funding [***] of the Global Development Costs and sharing [***] of the N.A. Profit/Loss (the “Co-Funding Opt-Out”) by providing written notice of such election to Company (the “Co-Funding Opt-Out Notice”) on or before [***] of the applicable Calendar Year. If MacroGenics delivers a Co-Funding Opt-Out Notice in accordance with this Section 8.2(e), then the following provisions shall apply beginning on the Co-Funding Termination Date and for the remainder of the Term:

(i) MacroGenics’ obligation to fund [***] of Global Development Costs shall terminate on the Co-Funding Termination Date and MacroGenics shall have no obligation to fund any Global Development Costs (including Global Development Costs incurred by MacroGenics in performing Clinical Trials in accordance with Section 4.2(c)) incurred after the Co-Funding Termination Date (but, for clarity, MacroGenics shall be responsible for paying any and all invoiced Global Development Costs incurred on or prior to the Co-Funding Termination Date);

(ii) the sharing of N.A. Profit/Loss pursuant to Section 9.9 shall terminate on the Co-Funding Termination Date;

(iii) if MacroGenics exercises the Co-Funding Opt-Out [***], then MacroGenics may elect (in the Co-Funding Opt-Out Notice) to be reimbursed for the

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Global Development Costs paid by MacroGenics prior to the Co-Funding Termination Date (the “GDC Repayment Option”), in which case (A) Company shall pay to MacroGenics, in [***], the Global Development Costs previously funded by MacroGenics, with the [***] to be made within [***] after the Co-Funding Termination Date and the [***] to be made on or before the last day of the next [***] immediately following the payment of the [***], provided that Company’s obligation to make any such payments shall terminate as of the effective date of the termination of this Agreement by Company pursuant to Section 13.3, and (B) beginning with the first Calendar Quarter after the Co-Funding Termination Date, royalties with respect to Net Sales of the Products shall be payable under Section 9.4(c)(ii); and

(iv) if (x) MacroGenics exercises the Co-Funding Opt-Out [***]or (y) MacroGenics exercises the Co-Funding Opt-Out prior to the [***] but does not elect the GDC Repayment Option in the Co-Funding Opt-Out Notice, then, in each case ((x) and (y)), beginning with the first Calendar Quarter after the Co-Funding Termination Date, royalties with respect to Net Sales of the Products shall be payable under Section 9.4(c)(i).

(f)	Termination of Co-Funding Term due to Failure to Pay Global Development Costs. If MacroGenics fails to pay the entire non-disputed, outstanding invoiced amount set forth in a GDC Invoice within [***] after receiving a GDC Late Payment Notice (and MacroGenics has not delivered [***] in accordance with Section 8.2(d)(iii)), then the following provisions shall apply beginning on the Co-Funding Termination Date and for the remainder of the Term:

(i) MacroGenics’ obligation to fund [***] of Global Development Costs shall terminate on the Co-Funding Termination Date (except with respect to Global Development Costs incurred on or prior to the Co-Funding Termination Date), and MacroGenics shall have no obligation to fund any Global Development Costs incurred after the Co-Funding Termination Date (but, for clarity, MacroGenics shall be responsible for paying any and all invoiced Global Development Costs incurred on or prior to the Co-Funding Termination Date);

(ii) the sharing of N.A. Profit/Loss pursuant to Section 9.9 shall terminate on the Co-Funding Termination Date;

(iii) beginning with the first Calendar Quarter after the Co-Funding Termination Date, royalties with respect to Net Sales of the Products shall be payable under Section 9.4(c)(ii); and

(iv) Company may setoff against any amounts that are then owed to MacroGenics or that subsequently become due to MacroGenics pursuant to this Agreement the amount of any such non-disputed, outstanding invoiced Global Development Costs and any other Global Development Costs MacroGenics subsequently becomes obligated to pay pursuant to Section 8.2(d).

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(g)	Expiration of Co-Funding Term. If the Co-Funding Termination Event is the result of the application of subsection (c) or (d) of Section 1.17, then the following provisions shall apply beginning on the Co-Funding Termination Date and for the remainder of the Term:

(i) MacroGenics’ obligation to fund [***] of Global Development Costs shall terminate on the Co-Funding Termination Date (except with respect to Global Development Costs incurred on or prior to the Co-Funding Termination Date), and MacroGenics shall have no obligation to fund any Global Development Costs incurred after the Co-Funding Termination Date (but, for clarity, MacroGenics shall be responsible for paying any and all invoiced Global Development Costs incurred on or prior to the Co-Funding Termination Date);

(ii) the sharing of N.A. Profit/Loss pursuant to Section 9.9 shall terminate on the Co-Funding Termination Date; and

(iii) Company shall have no obligation to make any payments to MacroGenics’ hereunder with respect to Net Sales of the Initial Product in the Northern American Territory beginning with the first Calendar Quarter after the Co-Funding Termination Date.

(h)	Change of Control. In the event of the occurrence of a Change of Control of MacroGenics before or during the Co-Funding Term, the following provisions shall apply until the end of the Co-Funding Term.

(i) Upon the consummation of a Change of Control of MacroGenics, MacroGenics shall have no further right to [***] pursuant to Section 8.2(d)(iii). Commencing within [***] after such Change of Control, MacroGenics shall reimburse Company for all outstanding [***] under Section 8.2(d)(iii) that have not previously been recouped by Company as set forth therein[***].

(ii) Upon the consummation of a Change of Control of MacroGenics, (A) the JSC shall be dissolved (except to the extent necessary to perform the activities described in clause (B) of this sentence), and (B) prior to dissolution, the JSC shall establish reasonable procedures to protect the secrecy of Company’s and MacroGenics’ competitively sensitive Confidential Information with respect to such other products, including, for example, limiting access to such information and requiring each Party’s representatives on the JSC and any employees performing activities in connection with this Agreement to sign individual confidentiality agreements agreeing to comply with the confidentiality provisions of this Agreement. It is understood that such procedures shall not be established or required in any way that would diminish any of MacroGenics’ rights

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under this Agreement to information regarding Products, diminish MacroGenics’ operational responsibilities under this Agreement in any meaningful way, or otherwise impair MacroGenics’ rights with respect to Compounds or Products.

(i)	Decision-Making. For clarity, MacroGenics’ exercise of the Co-Funding Option shall not alter either Party’s respective rights with respect to the Development of Compounds or Products, including Company’s decision making rights as set forth in Section 4.3.

8.3 Co-Promote Option.

(a)	Option Grant and Exercise. Company hereby grants MacroGenics an option to co-promote the Initial Product in the U.S. for all approved Indications, as further described in this Section 8.3 (the “Co-Promote Option”). MacroGenics may, at its discretion, exercise the Co-Promote Option by delivering written notice thereof to Company (the “Co-Promote Option Exercise Notice”) at any time before the [***] (in the case of the [***]) or the [***] (in the case of the Indication planned for [***]); provided, however, that MacroGenics shall only have the right to exercise the Co-Promote Option with respect to the [***] if Company obtains, or seeks to obtain, an [***]. For purposes of clarity: (a) if MacroGenics does not exercise the Co-Promote Option [***]and Company has not obtained, or is not seeking to obtain, an [***], then the Co-Promote Option shall expire upon the [***], and (b) if MacroGenics does not exercise the Co-Promote Option prior to the [***] and Company has obtained, or is seeking to obtain, an [***] for the [***], then the Co-Promote Option shall remain exercisable until the expiration of the [***]. Furthermore, once MacroGenics exercises the Co-Promote Option, such exercise shall [***]. Notwithstanding the foregoing, in the event of the occurrence of a Change of Control of MacroGenics prior to MacroGenics’ exercise of the Co-Promote Option, Company may terminate the Co-Promote Option upon immediate written notice to MacroGenics within [***] of the consummation of such Change of Control, if, after such Change of Control, MacroGenics or the Acquirer or its Affiliates would be conducting Clinical Trials or Commercializing any product that would directly compete in the Field with the Initial Product, whether through the same mechanism of action (e.g., [***]) or for treatment of the same Indication as the Initial Product with such competitive product in the U.S. and, upon receipt of such notice by MacroGenics, this Section 8.3 shall be of no further force or effect.

(b)

Co-Promote Materials. With respect to [***], Company shall deliver to MacroGenics (i) a non-binding [***] and (ii) a summary of the key terms of the Co-Promotion Agreement (the “Co-Promote Materials”); provided, however, that Company shall not be obligated to deliver the Co-Promote Materials for the [***] for which the [***] unless Company obtains, or seeks to obtain, an [***]. After

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delivery of the Co-Promote Materials, but prior to the applicable Co-Promote Option Deadline, upon MacroGenics’ reasonable request and with reasonable notice, Company shall promptly make available to MacroGenics (x) during normal business hours its employees and consultants who performed the activities on behalf of Company in preparation of the Co-Promote Materials to answer MacroGenics’ questions about the Co-Promote Materials, and (y) any additional Information in Company’s possession relating to the Initial Product that may be reasonably useful in evaluating the Co-Promote Materials.

(c)	Terms of Co-Promote. Promptly following Company’s receipt of the Co-Promote Option Exercise Notice in accordance with Section 8.3(a), the Parties shall enter into good faith negotiations for a separate co-promotion agreement with respect to the co-promotion of the Initial Product in the U.S. (the “Co-Promotion Agreement”). In addition to such usual and customary terms that are typically found within contract sales force agreements, including with respect to the diligence obligations of MacroGenics, the Co-Promotion Agreement shall include the terms set forth below in this Section 8.3(c). MacroGenics shall commit in the Co-Promotion Agreement to employ a number of sales representatives sufficient to provide [***]of the Details for the Initial Product in the U.S. For the sake of clarity, MacroGenics’ exercise of the Co-Promote Option shall have no affect on Company’s authority with respect to Commercialization of the Products under Section 6.3 and MacroGenics shall have no right to Detail the Initial Product in the U.S. unless and until the Parties execute the Co-Promotion Agreement.

(i) MacroGenics’ Detailing Percentage. Unless otherwise agreed by the Parties, MacroGenics shall contribute [***] of the total Details for the Initial Product in the U.S. for each Calendar Year, as set forth in the U.S. Commercialization Plan; provided, however, that, if Company increases the total number of Details in a given Calendar Year, MacroGenics shall have the right, but not the obligation, to increase its total sales force efforts within [***] of receipt of notice from Company in order to maintain the agreed-upon percentage of Details assigned to MacroGenics. Company will have the right to allocate the planned Details for the Initial Product in the U.S. for each Calendar Year between the Parties, which allocation shall be set forth in Company’s call plan for such Calendar Year. The Parties may agree to treat electronic detailing, such as live video conferencing, as a form of Detail, in which event the Parties shall mutually agree upon the costs of such electronic details and such costs shall be deemed to be Commercialization Expenses during the Co-Funding Term.

(ii) Fee for Detail. Company shall reimburse MacroGenics for the Details of the Initial Product in the U.S. performed by MacroGenics at a Cost Per PDE as measured and approved by the JSC prior to the First Commercial Sale of the Initial Product in the Northern American Territory. For clarity, Company shall not pay or be responsible for any costs associated with MacroGenics’ Detailing of the Initial Product other than the Cost Per

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

PDE agreed upon by the Parties and, in the event the Parties agree to treat electronic details as a form of Detail, such electronic details shall not be reimbursed at the Cost Per PDE, but instead shall be reimbursed at the cost mutually agreed upon by the Parties as described in Section 8.30(i).

(iii) Audit Right. Each Party shall have the right to audit the other Party’s records regarding performance under the Co-Promotion Agreement, solely for the purpose of determining the other Party’s compliance with the Co-Promotion Agreement.

(iv) Termination of Co-Promotion Agreement. MacroGenics may terminate the Co-Promotion Agreement by [***] prior written notice to Company. Company may terminate the Co-Promotion Agreement immediately if (1) MacroGenics fails to contribute at least [***] of the Details for the Initial Product in the Northern American Territory that MacroGenics is obligated to provide under the U.S. Commercialization Plan and fails to remedy such shortfall within [***] after receiving written notice of such shortfall from Company or (2) MacroGenics materially breaches the Co-Promotion Agreement and fails to cure such breach within [***] after receiving written notice of such breach from Company. The Co-Promotion Agreement shall be subordinate to and coterminous with this Agreement.

(v) Promotional Materials and Samples. Except for MacroGenics Trademarks, Company shall remain solely responsible for the production of product labeling and Promotional Materials for the Initial Product, the training and testing materials for all sales representatives (including those acting on behalf of MacroGenics) who Detail the Initial Product, and restrictions with respect to the ability of such sales representatives to Detail other products. MacroGenics’ sales representatives for the Initial Product shall only use Promotional Materials provided by Company, without alteration, and shall use all such Promotional Materials. Company will provide to MacroGenics, at Company’s expense, reasonable quantities of Promotional Materials and product samples and/or sample vouchers for the Initial Product to support MacroGenics’ Detailing of the Initial Product in the U.S.. Company shall not use the MacroGenics Trademarks in any of the Promotional Materials without MacroGenics’ written consent (such consent not to be unreasonably withheld, delayed or conditioned).

(vi) Training and Related MacroGenics Sales Force Issues. Company will be responsible for designing and providing training materials for the representatives (including those acting on behalf of MacroGenics) who Detail the Initial Product. Company shall provide training to MacroGenics’ sales representatives who Detail the Initial Product, at MacroGenics’ expense. Company will ship training materials to MacroGenics as reasonably required for MacroGenics’ ongoing training needs at MacroGenics’ expense. MacroGenics shall compensate its sales representatives who Detail the Initial Product in the U.S. using a sales compensation structure similar to that used by Company with respect to its sales representatives who Detail the Initial Product in the U.S. Each sales representative who Details in the Initial Product in the U.S. on behalf of MacroGenics shall be an employee of MacroGenics or its Affiliate.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(vii) Compliance. MacroGenics’ sales representatives performing Details of the Initial Product in the U.S. shall comply with Applicable Law and all of Company’s reasonable instructions, quality standards, policies and guidelines which relate to the Commercialization of the Initial Product and of which MacroGenics has been given sufficient written notice by Company to appropriately train such sales representatives. MacroGenics shall establish a compliance program and appoint a compliance officer to ensure that MacroGenics’ Detailing of the Initial Product is in compliance with Applicable Law and such Company instructions, quality standards, policies and guidelines.

(viii) Governance. The Parties shall establish a committee to oversee and facilitate communication between the Parties with respect to the Detailing of the Initial Product in the U.S.

(ix) Change of Control. In the event of the occurrence of a Change of Control of MacroGenics during the Term, Company may terminate the Co-Promotion Agreement upon immediate written notice to MacroGenics within [***] of the consummation of such Change of Control if, after such Change of Control, MacroGenics or the Acquirer would be Developing or Commercializing, or assisting a Third Party or its Affiliates to conduct any Pivotal Trial or Commercialize, any product that would directly compete in the Field with the Initial Product, whether through the same mechanism of action (e.g., binds to the Product Target) or for treatment of the same Indication as the Initial Product with such competitive product in the U.S.

ARTICLE 9

CONSIDERATION

9.1 Upfront Payment. Within [***] after the Effective Date, Company shall pay to MacroGenics Fifty Million Dollars ($50,000,000) as a one-time, non-refundable, non-creditable upfront payment.

9.2 Reimbursement of Expenses. Company shall reimburse MacroGenics for FTE Costs and Third Party Expenses incurred by MacroGenics in providing assistance pursuant to Section 5.2(c) and 7.1(a) of this Agreement as contemplated thereby. Company shall also reimburse MacroGenics Out-of-Pocket Patent Costs incurred pursuant to Section 10.3(b). Company shall reimburse such FTE Costs, Third Party Expenses and MacroGenics Out-of-Pocket Patent Costs within sixty (60) days after receipt of an invoice issued by MacroGenics describing such costs in reasonable detail and providing appropriate supporting documentation.

9.3 Milestone Payments. Company will notify MacroGenics within [***] following the achievement by Company, its Affiliate or sublicensee of each Development Milestone, each Approval Milestone or Co-Funding Approval Milestone, as applicable, and each Sales Milestone or Co-Funding Sales Milestone, as applicable (collectively, the “Milestone Events”). Within [***] after achievement of each Milestone Event, Company shall remit the applicable Development Milestone Payment, Approval Milestone Payment or Co-Funding Approval

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Milestone Payment, as applicable, or Sales Milestone Payment or Co-Funding Sales Milestone Payment, as applicable (collectively, the “Milestone Payments”) to MacroGenics. Each Milestone Payment by Company pursuant to this Section 9.3 shall be payable only once. For the sake of clarity, if Development of a first Product is discontinued prior to the time at which a Milestone Payment pursuant to this Section 9.3 is made with respect to such Product, then the achievement by a subsequent Product of any Milestone Event for which the Development of such first Product did not result in the achievement of a Milestone Payment under this Section 9.3 shall be deemed to be the first achievement of such milestone event under this Section 9.3. In addition, if for any reason the [***] Development Milestone does not occur prior to the occurrence of the [***] Development Milestone, then the [***] Development Milestone shall be deemed to occur concurrently with the occurrence of the [***] Development Milestone (e.g., if Development Milestone [***] occurs with respect to [***] Milestone [***] has not previously occurred with respect to such Indication or any other Indication, then Development Milestone [***] will be deemed to occur concurrently with Development Milestone [***] and Development Milestone Payments [***] and [***] shall become due and payable in accordance with this Section 9.3). Similarly, if for any reason a [***] Development Milestone does not occur with respect to an Indication prior to the occurrence of a [***] Development Milestone with respect to such Indication, then a [***] Development Milestone shall be deemed to occur concurrently with the occurrence of such [***] Development Milestone, but only if at least one of the [***] Development Milestones has not yet occurred with respect to another Indication (e.g. if (a) Development Milestone [***] occurs with respect to an Indication (other than [***]) and none of Development Milestone [***],[***] or [***] have occurred with respect to such Indication or any other Indication, then Development Milestone [***] will be deemed to occur concurrently with Development Milestone [***] and Development Milestone Payments [***] and [***] shall become due and payable in accordance with this Section 9.3 or (b) if Development Milestone [***] occurs with respect to [***] and Development Milestone [***] has not yet occurred with respect to [***], then Development Milestone [***] will be deemed to occur concurrently with Development Milestone [***] and Development Milestone Payments [***] and [***] shall become due and payable in accordance with this Section 9.3).

(a)	Development Milestones. The following payments (each, a “Development Milestone Payment”) shall be made on a one-time basis with respect to the first Product to achieve the corresponding milestone event (each, a “Development Milestone”):

Development Milestone	Development Milestone Payment (USD)
[***] Trial Development Milestone

1. [***]	[***]

[***] Trial Development Milestones

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Development Milestone		Development Milestone Payment (USD)
2.	[***]	[***]

3.	[***][1]	[***]

4.	[***] with respect to which Development Milestone [***] was achieved [1]	[***]

5.	[***] with respect to which Development Milestone [***] was achieved or the [***] with respect to which Development Milestone [***] was achieved [1]	[***]

6.	[***]	[***]

7.	[***][2]	[***]

8.	[***] respect to which Development Milestone [***] was achieved [2]	[***]

9.	[***] with respect to which Development Milestone [***] was achieved or the [***] with respect to which Development Milestone [***] was achieved [2]	[***]

[1]	The Development Milestone Payment for this Development Milestone, when achieved, will be due regardless of whether [***].
[2]	The Development Milestone Payment for this [***] Milestone, when achieved, will be due regardless of whether [***].

(b)	Regulatory Approval Milestones. The following payments (each, an “Approval Milestone Payment”) shall be made on a one-time basis with respect to the first Product to achieve corresponding milestone event (each, an “Approval Milestone”), if and only if the Co-Funding Term is not in effect when such Approval Milestone is achieved.

Approval Milestone		Approval Milestone Payment (USD)
1.	[***]	[***]

2.	[***][1]	[***]

3.	[***] with respect to which Approval	[***]

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Approval Milestone		Approval Milestone Payment (USD)
Milestone [***] was achieved [1]
4.	[***]	[***]

5.	[***][2]	[***]

6.	[***] with respect to which Approval Milestone [***] was achieved [2]	[***]

[1]	The Approval Milestone Payment for this Approval Milestone, when achieved, will be due regardless of whether [***].

[2]	The Approval Milestone Payment for this Approval Milestone, when achieved, will be due regardless of whether [***].

(c)	Regulatory Approval Milestones during Co-Funding Term. The following payments (each, a “Co-Funding Approval Milestone Payment”) shall be made on a one-time basis with respect to the first Product to achieve corresponding milestone event (each, a “Co-Funding Approval Milestone”), if and only if such Co-Funding Approval Milestone is achieved during the Co-Funding Term. For the sake of clarity, this Section 9.3(c) shall only apply during the Co-Funding Term.

Co-Funding Approval Milestone		Co-Funding Approval Milestone Payment (USD)
1.	[***]	[***]

2.	[***] [1]	[***]

3.	[***] with respect to which Approval Milestone [***] was achieved [1]	[***]

[1]	The Co-Funding Approval Milestone Payment for this Co-Funding Approval Milestone, when achieved, will be due regardless of whether [***].

(d)	Annual Net Sales Milestones. The milestone payments set forth in this Section 9.30 (each, a “Sales Milestone Payment”) shall each be payable to MacroGenics one-time only, upon the first time during the Term that the total aggregate Net Sales of Products in any Calendar Year by Company, its Affiliates and its sublicensees in the Territory during the applicable Royalty Term for the Products in the applicable country exceed the amounts set forth in the following table (each, a “Sales Milestone”), if and only if the Co-Funding Term is not in effect when such Sales Milestone is achieved.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Annual Aggregate Worldwide Net Sales Milestones

Sales Milestone	Sales Milestone Payment (USD)
Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

If more than one Sales Milestone described in this Section 9.30 is achieved during the same Calendar Year, Company shall pay MacroGenics each Sales Milestone Payment that corresponds to such Sales Milestones. For purposes of clarity, only one Milestone Payment shall be owed on the first occasion that aggregate annual Net Sales of the Products exceeds [***] or [***] under Section 9.30 and Section 9.3(e).

(e)	Annual Net Sales Milestones during the Co-Funding Term. The milestone payments set forth in this Section 9.3(e) (each, a “Co-Funding Sales Milestone Payment”) shall each be payable to MacroGenics one-time only, upon the first time during the Co-Funding Term that the total aggregate Net Sales of the Products by Company, its Affiliates and its sublicensees in the Territory during the applicable Royalty Term for the Products in the applicable country, excluding Net Sales of the Initial Product in the Northern American Territory during the Co-Funding Term, exceed the amounts set forth in the following table (each, a “Co-Funding Sales Milestone”), if and only if such Co-Funding Sales Milestone is achieved during the Co-Funding Term.

Annual Aggregate Net Sales Milestones in the Territory

(excluding only Net Sales in Northern American Territory with respect to the Initial Product)

Co-Funding Sales Milestone	Co-Funding Sales Milestone Payment (USD)
Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

Upon the first occasion that aggregate annual Net Sales of the Products exceeds [***]	[***]

If more than one Co-Funding Sales Milestone described in this Section 9.3(e) is achieved during the same Calendar Year, Company shall pay MacroGenics each Co-Funding Sales Milestone Payment that corresponds to such Co-Funding Sales

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Milestones. For purposes of clarity, only one Milestone Payment shall be owed on the first occasion that aggregate annual Net Sales of the Products exceeds [***] or [***] under Section 9.3(d) and Section 9.3(e).

9.4 Company Royalty Obligations. As further consideration for the rights granted hereunder, Company shall pay to MacroGenics royalties on the aggregate annual Net Sales of each Product at the rates set forth in this Section 9.4, in each case, subject to Section 9.5, Section 9.6 and Section 9.10 below.

(a)	Royalties if no Co-Funding. In the event that MacroGenics does not exercise the Co-Funding Option prior to the Co-Funding Option Deadline in accordance with Section 8.2(a), then Company shall pay to MacroGenics, with respect to Net Sales of each Product in each country in the Territory during the applicable Royalty Term for such Product in such country, royalties at the following rates:

Annual Net Sales	Royalty Rate
On the portion of worldwide annual Net Sales of such Product less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***] and less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***]	[***]

(b)	Royalties during Co-Funding Term. In the event that MacroGenics exercises the Co-Funding Option prior to the Co-Funding Option Deadline in accordance with Section 8.2(a), then Company shall pay to MacroGenics during the Co-Funding Term royalties at the rates set forth below in this Section 9.4(b).

(i) Initial Product. With respect to Net Sales of the Initial Product in each country in the Territory during the applicable Royalty Term for the Initial Product in such country, excluding Net Sales of the Initial Product in the Northern American Territory, royalties at the following royalty rates:

Annual Net Sales of the Initial Product	Royalty Rate
On the portion of worldwide annual Net Sales of the Initial Product (excluding Net Sales of the Initial Product in the Northern American Territory) less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of the Initial Product (excluding Net Sales of the Initial Product in the Northern American Territory) greater than [***] and less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of the Initial Product (excluding Net Sales of the Initial Product in the Northern American Territory) greater than [***]	[***]

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

For the avoidance of doubt, the aggregate annual Net Sales of the Initial Product in the Northern American Territory during the Co-Funding Term shall be excluded from the calculation of the royalty thresholds set forth above and on royalties payable to MacroGenics pursuant to this Section 9.4(b)(i).

(ii) Products other than Initial Product. With respect to Net Sales of any Product other than the Initial Product in each country in the Territory during the applicable Royalty Term for such Product in such country, royalties at the following royalty rates:

Annual Net Sales of any Product other than Initial Product	Royalty Rate
On the portion of worldwide annual Net Sales of such Product less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Initial Product greater than [***] and less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***]	[***]

(c)	Royalties after Co-Funding Term.

MacroGenics exercises Co-Funding Opt-Out and does not elect GDC Repayment Option. In the event that MacroGenics exercises the Co-Funding Option in accordance with Section 8.2(a), but MacroGenics thereafter exercises the Co-Funding Opt-Out in accordance with Section 8.2(e) and does not elect the GDC Repayment Option, then Company shall pay MacroGenics during any part of the Term after the Co-Funding Term (x) with respect to Net Sales of the Initial Product in the Northern American Territory, royalties at the rates set forth in the second column of the following table and (y) with respect to (1) Net Sales of the Initial Product in any country outside the Northern American Territory and (2) Net Sales of any Product other than the Initial Product in any country in the Territory,

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

royalties at the rates set forth in the third column of the following table, in each case ((x) and (y)) during the applicable Royalty Term for such Product in such country:

Annual Net Sales	(a) Royalty Rate for Northern American Territory Net Sales of the Initial Product	(b) Royalty Rate for (i) outside Northern American Territory Net Sales of the Initial Product and (b) Territory Net Sales of each Product other than the Initial Product
On the portion of worldwide annual Net Sales of such Product less than or equal to [***]	[***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***] and less than or equal to [***]	[***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***]	[***]	[***]

(i) MacroGenics exercises Co-Funding Opt-Out and elects GDC Repayment Option; Termination of Co-Funding for Cause. In the event that MacroGenics exercises the Co-Funding Option in accordance with Section 8.2(a) and (x) MacroGenics thereafter exercises the Co-Funding Opt-Out in accordance with Section 8.2(e) and elects the GDC Repayment Option or (y) the Co-Funding Term is thereafter terminated pursuant to Section 8.2(f), then, in each case ((x) and (y)), during any part of the Term after the Co-Funding Term, Company shall pay to MacroGenics, with respect to Net Sales of each Product in each country in the Territory during the applicable Royalty Term for such Product in such country, royalties at the following rates:

Annual Net Sales	Royalty Rate
On the portion of worldwide annual Net Sales of such Product less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***] and less than or equal to [***]	[***]

On the portion of worldwide annual Net Sales of such Product greater than [***]	[***]

(d)

Examples of Royalty Calculation for Initial Product. By way of example, if global aggregate annual Net Sales of the Initial Product is [***], MacroGenics did not exercise the Co-Funding Option and no royalty rate reduction under Section 9.6 or 9.10 applies, then the royalty payable by Company to MacroGenics for the Initial

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Product for such Calendar Year, subject to other applicable reductions, would be as follows:

Global Net Sales	Royalty Tier	Royalty Due
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(e)	No Multiple Royalties. For each Net Sale of a Product, only one royalty under Section 9.4(a), 9.4(b)(i), 9.4(b)(ii), 9.4(c)(i) or 9.4(c)(ii) shall be payable.

9.5 Royalty Term. Royalties under Section 9.4 shall be payable on Net Sales on a Product-by-Product and country-by-country basis beginning upon the First Commercial Sale of the relevant Product in the relevant country in the Territory until the expiration of the Royalty Term for such Product in such country. Following the expiration of the Royalty Term with respect to a Product in a country of the Territory, subject to the terms and conditions of this Agreement, Company shall have a perpetual, irrevocable, non-exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the MacroGenics Technology to Exploit such Product in the Field in such country of the Territory.

9.6 Royalty Rate Reductions. The royalty rates set forth in Section 9.4 shall be subject to reduction as follows:

(a)	the royalty rates shall be reduced by [***], on a country-by-country basis and Product-by-Product basis, in each country in which, at any given time, both (i) no Valid Claim of MacroGenics Patents [***] of the applicable Product in such country, and (ii) either (x) [***] Product in such country [***] or (y) [***] Product in such country;

(b)	the royalty rates shall be reduced by [***], on a country-by-country and Product-by-Product basis, in each country in which, at any given time, (i) no [***] of the applicable Product in such country, and (ii) there is [***] Product in such country and [***];

(c)	in the event that the royalty rate reduction in Section 9.6(b) applies to a Product in a country and [***] Product in such country [***] [***], the reductions set forth in Section 9.6(a) shall thereafter apply to such Product in such country;

(d)	in the event that Company does not [***] in a country in which [***] and MacroGenics does not elect to [***] in accordance with Section 10.3(b) which would have been at its sole expense, the requirements set forth in clause (i) of

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Sections 9.6(a) and 9.6(b) shall not be deemed to have been satisfied, and there shall be no reduction in the applicable royalty rates until the global expiration date of the family of such [***]; and

(e)	in no event shall the cumulative effect of all reductions available to Company under this Agreement decrease the royalty rate to [***] of the otherwise applicable rates.

9.7 Manner of Royalty Payment. Within [***]following the end of each Calendar Quarter after the First Commercial Sale of a Product in the Territory (but excluding a First Commercial Sale in the Northern American Territory that occurs during the Co-Funding Term), Company shall provide MacroGenics with a report setting forth, on a Product-by-Product and country-by-country basis (excluding any country in the Northern American Territory during the Co-Funding Term), the Net Sales of such Product in such country, a reasonably detailed statement of the [***] and a calculation of the royalty payment due with respect to such Net Sales. Such report shall also include the exchange rates and other methodology used in converting Net Sales into U.S. Dollars from the currencies in which such sales were made for purposes of calculating the appropriate royalty rate and the royalty payment due, and the application of the reductions, if any, made in accordance with the terms of Section 9.6 or Section 9.10. Company shall pay all amounts due to MacroGenics pursuant to Section 9.4 with respect to Net Sales by Company, its Affiliates and their respective sublicensees for such Calendar Quarter in U.S. Dollars at the time the submission of such quarterly report is due.

9.8 Currency. All payments under this Agreement shall be payable in U.S. Dollars. With respect to sales of a Product invoiced and Commercialization Expenses incurred in a currency other than U.S. Dollars, such amounts and the amounts payable hereunder shall be expressed in their U.S. Dollars equivalent calculated using the Currency Hedge Rates described below. For each Calendar Year during which royalties become due under Section 9.4, Company shall provide MacroGenics: (a) the [***]to be used for the [***]of each country in the Territory in which any royalty-bearing Net Sales are expected to occur; and (b) the details of each such [***], in each case ((a) and (b)), in writing no later than [***] after the [***] are available from [***] or its Affiliates, which is customarily at the [***]. Each [***]will remain constant throughout the upcoming Calendar Year. Company shall use the [***] to convert Net Sales to U.S. Dollars for the purpose of calculating royalty payments and N.A. Profit/Loss hereunder.

9.9 Allocation of N.A. Profit/Loss. During the Co-Funding Term, N.A. Profit/Loss for the Initial Product shall be allocated [***] to Company and [***] to MacroGenics.

(a)

Expense Report. Within [***] after the end of each Calendar Quarter following the First Commercial Sale of the Initial Product in the Northern American Territory during the Co-Funding Term, each Party shall submit to the other Party a [***] of [***] Party during such Calendar Quarter. Within [***] after the end of each Calendar Quarter following the First Commercial Sale of the Initial Product in the Northern American Territory during the Co-Funding Term, each Party shall submit to the other Party a written report setting forth in reasonable detail the

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Commercialization Expenses incurred by such Party during such Calendar Quarter, provided that the Commercialization Expenses incurred by either Party during the Co-Funding Term before the First Commercial Sale in the Northern American Territory shall be included in the first Commercialization Expense report submitted by the Parties and shall be used to determine the allocation of N.A. Profit/Loss between the Parties for such Calendar Quarter. Each Party shall have the right to review and submit any reasonable objection to the Commercialization Expenses set forth in the other Party’s report within [***] following its receipt of the Commercialization Expenses report from the other Party. Disputes with respect to a Commercialization Expense that are not resolved by the Parties within [***] after such dispute is first raised shall be referred to the JSC for attempted resolution; provided, however, that such dispute shall [***]. If the JSC does not resolve such dispute within [***], the provisions of ARTICLE 14 shall apply. Until the resolution of such dispute pursuant to ARTICLE 14, [***].

(b)	N.A. Profit/Loss Reports. Within [***] after the end of each Calendar Quarter following the First Commercial Sale of the Initial Product in the Northern American Territory, and for the remainder of the Co-Funding Term, Company shall submit to MacroGenics a report setting forth in reasonable detail all [***] (with the detail set forth in Section 9.7, mutatis mutandis) and an allocation of profits or losses between the Parties (the “Quarterly N.A. Profit/Loss Report”). Company shall pay all amounts due to MacroGenics pursuant to this Section 9.9 at the time of submission of the Quarterly N.A. Profit/Loss Report; provided, however, that if the Quarterly N.A. Profit/Loss Report indicates a loss for such Calendar Quarter, MacroGenics shall pay the amount due to Company pursuant to this Section 9.9 within [***] following its receipt of such Quarterly N.A. Profit/Loss Report.

(c)	Financial Report Formats and Timing. Upon the request of either Party, the finance teams of the Parties will meet and attempt to agree in good faith on alternative financial report formats and timetables to use in lieu of the reports and deadlines described in Section 9.9(a).

9.10 Third Party Financial Obligations.

(a)

MacroGenics shall be solely responsible for the payment of any royalties, sublicense revenues, milestones or other payments due by either Party, their Affiliates or sublicensees to Third Parties arising with respect to [***] (each, a “Third Party Obligation”), (i) to the extent such Third Party [***], or (ii) to the extent such Third Party Obligation [***]. If MacroGenics fails to pay any amount of a Third Party Obligation related to the DART Platform, a Compound and/or a Product and such payment [***] or the failure to make such payment [***], upon [***] prior notice, Company may elect, in its sole discretion, to make such payment

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

to such Third Party on behalf of MacroGenics. If Company makes such payment to such Third Party, Company may deduct the amount of such payment from any payments that are owed or that become owed to MacroGenics under this Agreement or, if such deduction is not applicable, MacroGenics shall reimburse Company the amount of such payment within [***] after Company makes such payment.

(b)	Except for Third Party Obligations set forth in Section 9.10(a), Company shall be responsible for all Third Party Obligations (including any licenses for [***]). Company may credit [***] of any Third Party Obligation resulting from Patents and/or Know-How owned by Third Parties that is paid by Company pursuant to this Section 9.10(a) against any royalties payable to MacroGenics under Section 9.4. Company shall take such credit during any Calendar Quarter for which royalties are payable hereunder, provided that in no event will such credit, together with any reductions under Section 9.6, reduce the royalties payable to MacroGenics for such Calendar Quarter by more than [***]. Any share of such Third Party Obligations that remains uncredited due to the application of such floor may be carried forward to subsequent Calendar Quarters.

9.11 Taxes.

Company will make all payments to MacroGenics under this Agreement without deduction or withholding for Taxes, except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment. Any Tax required to be withheld on amounts payable under this Agreement will be paid by Company on behalf of MacroGenics to the appropriate Governmental Authority, and Company will furnish MacroGenics with proof of payment of such Tax. Any such Tax required to be withheld will be an expense of and borne by MacroGenics. If any such Tax is assessed against and paid by Company, then MacroGenics will indemnify and hold harmless Company from and against such Tax.

(a)	Company and MacroGenics will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Company to secure a reduction in the rate of applicable withholding Taxes.

If Company assigns its rights and obligations hereunder to an Affiliate or Third Party in compliance with Section 16.4 and if such Affiliate or Third Party shall be required by Applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings, MacroGenics receives an amount equal to the sum it would have received had no such assignment been made. The foregoing sentence shall not apply to any additional taxes withheld to the extent MacroGenics may obtain a foreign tax credit therefor.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

9.12 Tax Returns.

(a)	The Parties hereby agree that each Party’s share of Global Development Costs, including amounts paid under Section 8.2(d), shall be accounted for by each Party separately for research tax credit and orphan drug credit purposes.

(b)	The Parties hereby agree that [***]of any deductions for tax purposes attributable to amounts paid or incurred by MacroGenics pursuant to this Agreement shall be deductible or amortizable solely by MacroGenics, and [***]of any deductions for tax purposes attributable to amounts paid or incurred by Company pursuant to this Agreement shall be deductible or amortizable solely by Company. All Tax returns reflecting any such amounts shall be filed (and any available elections to effect such intent, including a remedial allocation election, shall be made) consistent with the foregoing.

9.13 Audit. Each Party shall maintain complete and accurate records in the ordinary course of such Party’s operations in order to permit the other Party to confirm the accuracy of the calculation of royalties, milestones, profits, losses, Global Development Costs, FTE Costs, Third Party Expenses and other payments under this Agreement. Upon reasonable prior notice, but not more than [***], such records shall be available during regular business hours for a period of [***] from the end of the Calendar Year to which they pertain for examination by an independent certified public accountant selected by the requesting Party and reasonably acceptable to the other Party for the sole purpose of verifying the accuracy of the financial reports and correctness of the payments furnished by the other Party pursuant to this Agreement. Any such auditor shall not disclose the other Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by the other Party or the amount of payments due by the other Party under this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] from the accountant’s report, plus interest, as set forth in Section 9.14 from the original due date. Any amounts shown to have been overpaid shall be refunded within [***] from the accountant’s report. The requesting Party shall bear the full cost of such audit unless such audit discloses an underpayment by the other Party of more than [***] of the amount due (except to the extent caused by improper reporting of the requesting Party), in which case the other Party shall bear the full cost of such audit.

9.14 Late Payment. All payments due to a Party hereunder shall be made in U.S. Dollars by wire transfer of immediately available funds into an account designated by the receiving Party. If a Party does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due to such Party until the date of payment at the per annum rate of [***] over the then-current prime rate quoted by [***] or the maximum rate allowable by Applicable Law, whichever is lower.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 10

INTELLECTUAL PROPERTY MATTERS

10.1 Ownership of Inventions. Each Party shall own any Inventions made solely by its (or its Affiliates’) own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Sole Inventions”). The Parties shall jointly own any Inventions for which the inventors include at least one employee, agent, or independent contractor of each Party (or its respective Affiliates) in the course of performing activities under this Agreement, together with all intellectual property rights therein (“Joint Inventions”). Inventorship shall be determined in accordance with U.S. patent laws. Subject to any licenses granted under this Agreement, each Party will have the right to practice and Exploit any Joint Inventions without the duty of accounting to any other Party or seeking consent (for licensing, assigning or otherwise exploiting Joint Inventions) from the other Party by reason of the joint ownership thereof; and each Party hereby waives any right such Party may have under the laws of any jurisdiction to require any such approval or accounting and, to the extent there are any Applicable Laws that prohibit such a waiver, each Party will be deemed to have so consented. In furtherance thereof, at the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Inventions.

10.2 Disclosure of Inventions. Each Party shall promptly disclose to the other Party any Invention that is necessary or useful to Exploit Compounds or Products in the Field in the Territory during the Term. With respect to any Joint Invention, each Party shall promptly disclose to the other Party any invention disclosures, or other similar documents, submitted to it by its employees, agents or independent contractors describing the Joint Invention, and all Information relating to such Invention to the extent necessary for the use of such Invention in the Development or Commercialization of the Compounds or the Products in the Field and, to the extent patentable, for the preparation, filing and maintenance of any Patent with respect to such Invention.

10.3 Prosecution of Patents.

(a)	MacroGenics Platform Patents. Except as otherwise provided in this Section 10.3(a), as between the Parties, MacroGenics shall have the sole right and authority to prepare, file, prosecute and maintain the MacroGenics Platform Patents on a worldwide basis at its sole expense. MacroGenics shall provide Company a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain MacroGenics Platform Patents in the Territory, including by providing Company with a copy of material communications from any patent authority in the Territory regarding any MacroGenics Platform Patent, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. MacroGenics shall consider Company’s comments regarding such communications and drafts in good faith.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)	MacroGenics Product Patents. The Parties shall jointly prepare, file, prosecute and maintain the MacroGenics Product Patents on a worldwide basis through outside counsel selected by Company and acceptable to MacroGenics, provided that Company shall reasonably consider utilizing the outside counsel currently prosecuting the MacroGenics Product Patents. Company shall reimburse MacroGenics for MacroGenics Out-of-Pocket Patent Costs incurred in the filing, prosecution and maintenance of MacroGenics Product Patents. The Parties shall use good faith efforts to agree upon the Patent strategy with respect to the MacroGenics Product Patents, including the scope of protection to be sought in such Patents and the countries in which such Patents are to be maintained. If the Parties disagree with respect to the preparation, filing, prosecution or maintenance of any MacroGenics Product Patent, such disagreement shall be [***], and such [***] provide a potential resolution for the dispute; provided, however, that if such disagreement relates to whether or not [***], then such disagreement shall [***] and the Party that desires to file or maintain such [***] shall have the right [***]. If the Parties agree with such potential resolution, such resolution shall be final and binding. If the Parties do not agree with such potential resolution, [***] with respect to the disputed matter. Each Party shall have access to copies of all documents relating to the preparation, filing, prosecution and maintenance of the MacroGenics Product Patents and shall be permitted to access such documents in a timely manner.

(c)	Company Patents. Company shall have the sole right and authority to prepare, file, prosecute and maintain the Company Patents on a worldwide basis at its own expense. Company shall provide MacroGenics a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain Company Patents in the Territory, including by providing MacroGenics with a copy of material communications from any patent authority regarding any Company Patent in the Territory, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses.Company shall consider MacroGenics’ comments regarding such communications and drafts in good faith.

(d)

Joint Patents. Except as otherwise provided in this Section 10.30, Company shall have the primary right and authority to prepare, file, prosecute and maintain the Patents included in the Joint Inventions (“Joint Patents”) on a worldwide basis at its own expense. Company shall provide MacroGenics with a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain Joint Patents, including by providing MacroGenics with a copy of material communications from any patent authority regarding any Joint Patent, and by providing drafts of any material filings or responses to be made in advance of submitting such filings or responses. Company shall consider MacroGenics’ comments regarding such communications and drafts in good faith. If Company determines in its discretion to abandon or not maintain any Joint Patent(s) in any

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

country(ies) of the world, then Company shall provide MacroGenics with written notice of such determination within a period of time reasonably necessary to allow MacroGenics to determine its interest in such Joint Patent(s) (which notice from Company shall be given no later than [***] prior to any final deadline for any pending action or response that may be due with respect to such Joint Patent(s) with the applicable patent authority). If MacroGenics provides written notice expressing its interest in obtaining such Joint Patent(s), Company shall, free of charge, assign and transfer to MacroGenics the ownership of, and interest in, such Joint Patent(s) in such country(ies), at MacroGenics’ own expense, and Company shall cooperate with MacroGenics for assignment and transfer of such Joint Patent(s) in such country. Thereafter, all such assigned and transferred Patents will be deemed MacroGenics Platform Patents and MacroGenics shall have the right to prepare, file, prosecute and maintain such Patents as set forth in Section 10.3(a).

(e)	Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 10.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, as well as further actions as set forth below. Such assistance and cooperation shall include making a Party’s inventors and other scientific advisors reasonably available to assist the other Party’s Patent prosecution efforts.

(i) The Parties shall respectively prepare, file, maintain and prosecute the MacroGenics Patents, the Company Patents and the Joint Patents as set forth in this Section 10.3. As used herein, “prosecution” of such Patents shall include all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings.

(ii) All communications between the Parties relating to the preparation, filing, prosecution or maintenance of the MacroGenics Patents, the Company Patents and the Joint Patents, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patents, shall be considered Confidential Information of the Party Controlling the relevant Patent and subject to the confidentiality provisions of ARTICLE 12.

(iii) Assignments in the MacroGenics Patents, Joint Patents and Company Patents shall be effected as follows: (i) employees or agents of MacroGenics (or its Affiliates) that are named as inventors on the MacroGenics Patents shall assign their interest in such Patents to MacroGenics or its Affiliate; (ii) employees or agents of Company or MacroGenics (or their respective Affiliates) that are named as inventors on the Joint Patents shall assign their interest in such Patents to their respective employer; and (iii) employees or agents of Company (or its Affiliates) that are named as inventors on the Company Patents shall assign their interests in such Patents to Company or its Affiliate.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

10.4 Patent Term Extensions in the Territory. Company shall decide for which, if any, of the MacroGenics Product Patents, Joint Patents, Company Patents or other Patents Controlled by Company, its Affiliates or designees the Parties should seek patent term extensions, supplemental protection certificates or their equivalents (each a “Patent Extension” and collectively “Patent Extensions”) in the Territory and Company shall have the right to seek such Patent Extensions. In the event that the opportunity to seek a Patent Extension, supplemental protection certificate or an equivalent becomes available for a Product in the Territory based on [***] and if Company, its Affiliates or designees do not seek a Patent Extension for [***], subject to the provisions of this Section 10.4, MacroGenics shall have the right, but not the obligation, to [***] and Company shall reasonably cooperate with MacroGenics in [***]. MacroGenics shall not seek any Patent Extension that is reasonably likely to have a material adverse effect on the Commercialization of the Product or if there is a good faith dispute between the Parties as to whether a Patent Extension is being sought for a Patent that does not Cover the applicable Product (a “Good Faith Dispute”). In the event that Company does not intend to seek Patent Extensions for any [***], it shall so inform MacroGenics in writing in sufficient time to permit MacroGenics to seek a Patent Extension. MacroGenics shall not seek any such Patent Extension unless it first engages in good faith discussions with Company regarding Company’s reasons for not seeking Patent Extensions and MacroGenics’ rationale and plans for seeking Patent Extensions, but, unless a Good Faith Dispute still exists, thereafter shall have the right to seek such Patent Extensions. The Party that does not apply for a Patent Extension hereunder will cooperate fully with the other Party in making such filings or actions, including making available all required regulatory data and Information and executing any required authorizations to apply for such Patent Extension. All expenses incurred in connection with activities of each Party with respect to the Patent(s) for which such Party seeks Patent Extension pursuant to this Section 10.4 shall be entirely borne by such Party.

10.5 Infringement of Patents by Third Parties.

(a)	Notification. Each Party shall promptly notify the other Party in writing of any existing, alleged or threatened infringement of any MacroGenics Patent, Joint Patent or Company Patent of which it becomes aware, and shall provide all Information in such Party’s possession or control demonstrating such infringement.

(b)	Infringement of MacroGenics Patents or Joint Patents.

(i) Company, subject to Section 10.5(b)(ii) through 10.5(b)(vii), shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Third Party engaged in any existing, alleged or threatened infringement of any: (i) MacroGenics Product Patent or Joint Patent; and (ii) MacroGenics Platform Patent with respect to a Competitive Infringement.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(ii) Company shall notify MacroGenics of its election to take any action in accordance with Section 10.5(b)(i) within the earlier of: (i[***] after the first notice under Section 10.5(a); or (ii) [***] before any time limit set forth in Applicable Law or regulation, including the time limits set forth under the Hatch-Waxman Act. Notwithstanding the foregoing sentence, Company shall not initiate any such suit or take such other action with respect to any MacroGenics Product Patent or Joint Patent without first consulting with MacroGenics and giving good faith consideration to any reasonable objection from MacroGenics regarding Company’s proposed course of action, and Company shall not initiate any such suit or take such other action with respect to a MacroGenics Platform Patent without the prior written consent of MacroGenics, such consent not to be unreasonably withheld, delayed or conditioned. Should MacroGenics reasonably withhold such consent, MacroGenics shall keep Company reasonably informed of any enforcement efforts with respect to the MacroGenics Platform Patents and shall consider Company’s comments regarding such enforcement in good faith. MacroGenics shall cooperate in the prosecution of any suit under this Section 10.5 as may be reasonably requested by Company. In the event that Company elects not to initiate a lawsuit or take other reasonable action with respect to an infringement described in Section 10.5(b)(i), MacroGenics shall have the right, but not the obligation, to initiate such suit or take such other action, after providing [***] notice to Company and giving good faith consideration to Company’s reason(s) for not initiating a suit or taking other action.

(iii) If one Party elects to bring suit or take action under this Section 10.5(b) against an infringement, then the other Party shall have the right, prior to commencement of the suit or action, to join any such suit or action.

(iv) Each Party shall provide to the Party enforcing any such rights under this Section 10.5(b) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts, and shall consult the other Party in any important aspects of such enforcement, including determination of material litigation strategy and filing of important papers to the competent court.

(v) Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 10.5(b). In the event that the Parties are joined in suit or action against the infringement or the non-enforcing Party elects to join such suit or action and, in either case, elects to be represented by the same outside counsel as the enforcing Party, then the enforcing Party shall be responsible for all expenses arising from such outside counsel, provided that the enforcing Party consents to such joint representation by outside counsel, such consent not to be unreasonably withheld, delayed or conditioned.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(vi) The Party not bringing an action with respect to infringement in the Territory under this Section 10.5(b) shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action.

(vii) Neither Party shall settle any claim, suit or action that it brought under this Section 10.5 involving MacroGenics Product Patents or Joint Patents without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

(c)	Infringement of Company Patents. For any and all infringement of any Company Patent, Company shall have the sole and exclusive right, but not the obligation, to bring, at Company’s expense and in its sole control, an appropriate suit or other action against any person or entity engaged in such infringement of the Company Patent.

(d)	Allocation of Proceeds. If either Party recovers monetary damages from any Third Party in a suit or action brought under Section 10.5(b), 10.7(a) or 10.7(b) or any royalties, milestones or other payments from a license agreement with a Third Party related to any alleged infringement related to a Product, whether such damages or royalties result from the infringement of MacroGenics Patents, Joint Patents or Company Patents, such recovery (“Infringement Recovery”) shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, action or license negotiations, and any remaining amounts shall be allocated as follows:

(i) with respect to suits or actions brought by Company resulting in an Infringement Recovery relating to the Initial Product in the Northern American Territory during the Co-Funding Term, [***] to Company and [***] to MacroGenics;

(ii) with respect to suits or actions brought by Company resulting in an Infringement Recovery relating to (w) the Initial Product outside the Northern American Territory during the Co-Funding Term, (x) the Initial Product in the Northern American Territory after the Co-Funding Term if the Co-Funding Term is terminated, (y) the Initial Product anywhere in the world if MacroGenics does not exercise the Co-Funding Option or (z) any Product other than the Initial Product anywhere in the world, then (1) if the reward is based on lost profits, an amount equal to the royalty that would be payable pursuant to Section 9.4 on the imputed amount of Net Sales of the relevant Product(s) in the country(ies) where such infringement occurred, or (y) if the reward reflects royalty payments, such reward shall be considered Net Sales and subject to the applicable royalty in accordance with Section 9.4; and

(iii) with respect to suits or actions brought by MacroGenics, the Infringement Recovery shall be retained by MacroGenics.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

10.6 Infringement of Third Party Rights in the Territory.

(a)	Notice. If any Product used or sold by either Party, its Affiliates, or sublicensees in the Field becomes the subject of a Third Party’s claim or assertion of infringement of a Patent granted by a jurisdiction within the Territory, the Party first having notice of the claim or assertion shall promptly notify the other Party.

(b)	Defense.

(i) Company shall have the first right, but not the obligation, to defend any such Third Party claim or assertion of infringement, other than a [***], of a Patent as described in Section 10.6(a), at Company’s expense. If Company does not commence actions to defend such claim within [*** ]after it receives notice thereof (or within [***] after it should have given notice thereof to MacroGenics as required by Section 10.6(a)), then, to the extent allowed by Applicable Law, MacroGenics shall have the right, but not the obligation, to control the defense of such claim by counsel of its choice, at MacroGenics’ expense. The non-defending Party shall reasonably cooperate with the Party conducting the defense of the claim or assertion, including if required to conduct such defense, furnishing a power of attorney.

(ii) MacroGenics shall have the first right, but not the obligation, to defend any [***] at MacroGenics’ expense. If MacroGenics does not commence actions to defend or settle such [***]within [***]after it receives notice thereof, then, to the extent allowed by Applicable Law, Company shall have the right, but not the obligation, to control the defense of such claim by counsel of its choice, at MacroGenics’ expense. The non-defending Party shall reasonably cooperate with the Party conducting the defense of the claim or assertion, including if required to conduct such defense, furnishing a power of attorney.

(c)	Settlement; Licenses. MacroGenics shall not enter into any settlement of any claim described in this Section 10.6 that affects Company’s rights or interests without Company’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned. For purposes of clarification, MacroGenics shall not be required to obtain Company’s consent to enter into a settlement of a [***] that it elects to settle under Section 10.6(b)(ii), provided that Company is given prior notice of such proposed settlement with a reasonable amount of time to review and comment and, unless such settlement is likely to detrimentally affect Company’s material rights or interest, as communicated to MacroGenics by Company. Except for a settlement of a [***] that MacroGenics declined to defend or settle under Section 10.6(b)(ii), Company shall not enter into any settlement of any claim described in this Section 10.6 that detrimentally affects MacroGenics’

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
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material rights or interests without MacroGenics’ written consent, such consent not to be unreasonably withheld, delayed or conditioned. Each Party shall have the right to decline to defend or to tender defense of any claim described in this Section 10.6 upon reasonable notice to the other Party, including if the other Party fails to agree to a settlement that the declining Party proposes. In the event that it is determined by any court of competent jurisdiction that the research, Development, Manufacture, or Commercialization of a Product, conducted in accordance with the terms and conditions of this Agreement, infringes, or Company determines reasonably and in good faith that such activities are likely to infringe, any Patent, copyright, trademark, data exclusivity right or trade secret right arising under Applicable Law of any Third Party, Company shall use Commercially Reasonable Efforts to: [***]. To the extent such a license relates to the Commercialization of a Product, the cost of such license shall be considered a Third Party Obligation and allocated between the Parties in accordance with Section 9.10. In the event that Company decides that neither of the foregoing alternatives is reasonably available or commercially feasible, Company may, at its discretion, terminate this Agreement for the Product affected in accordance with Section 13.2.

10.7 Patent Oppositions and Other Proceedings.

(a)	Third Party Patent Rights. If either Party desires to bring an opposition, action for declaratory judgment, nullity action, interference, declaration for non-infringement, reexamination or other attack upon the validity, title or enforceability of a Patent owned or controlled by a Third Party and having one or more claims that Cover a Product, or the use, sale, offer for sale or importation of a Product (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, a Third Party’s claim or assertion of infringement under Section 10.6, in which case the provisions of Section 10.6 shall govern), such Party shall so notify the other Party and the Parties shall promptly confer to determine whether to bring such action or the manner in which to settle such action. Company shall have the exclusive right, but not the obligation, to bring, at its own expense and in its sole control, such action in the Territory. If Company does not bring such an action in the Territory within [***] of notification thereof pursuant to this Section 10.7(a) (or earlier, if required by the nature of the proceeding), then MacroGenics shall have the right, but not the obligation, to bring such action, at MacroGenics’ own expense. The Party not bringing an action under this Section 10.7(a) shall be entitled to separate representation in such proceeding by counsel of its own choice and at its own expense, and shall cooperate fully with the Party bringing such action. Any awards or amounts received in bringing any such action shall be first allocated to reimburse the initiating Party’s expenses in such action, and any remaining amounts shall be allocated between the Parties as provided in Section 10.5(d).

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)	Parties’ Patent Rights. If any MacroGenics Product Patent or Joint Patent becomes the subject of any proceeding commenced by a Third Party within the Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof (a “Third Party Patent Challenge”) (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, an action for infringement against a Third Party under Section 10.6, in which case the provisions of Section 10.6 shall govern), then the Party responsible for filing, preparing, prosecuting and maintaining such Patent as set forth in Section 10.3 hereof shall control such defense at its own expense. The controlling Party shall permit the non-controlling Party to participate in the proceeding to the extent permissible under Applicable Law, and to be represented by its own counsel in such proceeding, at the non-controlling Party’s expense. If either Party decides that it does not wish to defend against such action, then the other Party shall have a backup right to assume defense of such Third Party action at its own expense. Any awards or amounts received in defending any such Third Party action shall be allocated between the Parties as provided in Section 10.5(d). MacroGenics shall have the sole discretion whether to defend and shall solely control any defense of a Platform Patent which is the subject of a Third Party Patent Challenge, provided that MacroGenics shall keep Company reasonably informed regarding such enforcement and shall consider Company’s comments regarding such enforcement in good faith.

ARTICLE 11

REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1 Mutual Representations, Warranties and Covenants. Each of the Parties hereby represents and warrants to the other Party as of the Execution Date and, as applicable, hereinafter covenants that:

(a)	Organization. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

(b)	Binding Agreement. This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

(c)	Authorization. The execution, delivery, and performance of this Agreement by such Party have been duly authorized by all necessary corporate action and do not

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
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conflict with any agreement, obligation, instrument, or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law or any order, writ, judgment, injunction, decree, determination, or award of any Governmental Authority presently in effect applicable to such Party.

(d)	No Further Approval. It is not aware of any government authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority under any Applicable Law, currently in effect, necessary for, or in connection with, the transactions contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements (save for Regulatory Approvals and similar authorizations from Governmental Authorities necessary for the Exploitation of the Compounds and Products as contemplated hereunder), except as may be required to obtain clearance of this Agreement under the HSR Act.

(e)	No Inconsistent Obligations. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.

11.2 Additional Representations and Warranties of MacroGenics. MacroGenics represents and warrants as of the Execution Date and, as applicable, covenants to Company that:

(a)	MacroGenics (or its Affiliates) is the sole and exclusive owner of, or otherwise Controls pursuant to an existing Third Party agreement, the MacroGenics Technology and the Regulatory Materials. MacroGenics has all rights necessary to grant the licenses under the MacroGenics Technology and rights of cross-reference under Regulatory Materials that it grants to Company in this Agreement. During the Term, MacroGenics shall not, and shall cause its Affiliates not to, grant to any Third Party rights that encumber or conflict with the rights granted to Company hereunder with respect to the MacroGenics Technology or Regulatory Materials.

(b)

The Patents set forth in Exhibit C (“Licensed Patents”) represent all Patents that MacroGenics or any of its Affiliates owns or Controls that Cover or disclose any invention necessary or used for the Exploitation of the Compounds or Products in the Territory in the Field as of the Execution Date. The Licensed Patents are free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Company hereunder. No Third Party has challenged or threatened in writing to challenge the scope, validity or enforceability of any Licensed Patent (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the U.S. Patent and Trademark Office or any analogous foreign Governmental Authorities). MacroGenics or its Affiliates have timely paid all filing and renewal fees payable

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

with respect to any Licensed Patents for which MacroGenics controls prosecution and maintenance. The development of the Licensed Patents has not been funded, in whole or in part, by the U.S. government.

(c)	MacroGenics or any of its Affiliates owns or Controls all MacroGenics Know-How necessary or useful for the Exploitation of the Compounds or Products in the Territory in the Field. The MacroGenics Know-How is free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Company hereunder. MacroGenics and its Affiliates have taken commercially reasonable measures consistent with industry practices to protect the secrecy, confidentiality and value of all MacroGenics Know-How that constitutes trade secrets under Applicable Law (including requiring all employees, consultants and independent contractors to execute binding and enforceable agreements requiring all such employees, consultants and independent contractors to maintain the confidentiality of such MacroGenics Know-How). The development of the MacroGenics Know-How has not been funded, in whole or in part, by the U.S. government.

(d)	There is no actual or, to MacroGenics’ Knowledge, threatened infringement or misappropriation of the MacroGenics Technology by any Person in the Territory. MacroGenics has not received any written notice or threat of any material suit, legal claim, action, proceeding or investigation against MacroGenics or any of its Affiliates that relates to the MacroGenics Technology, and no judgment or settlement is owed by MacroGenics or any of its Affiliates in connection with the MacroGenics Technology.

(e)	The MacroGenics Technology collectively constitutes all intellectual property Controlled by MacroGenics that is necessary or useful for the Exploitation of the Compounds and the Products. To MacroGenics’ Knowledge, except as otherwise disclosed by MacroGenics to Company, or discussed by the Parties, during the course of preparing this Agreement, the Exploitation of the Compounds or Products in the Field in the Territory does not and will not infringe or misappropriate the Patents (including any Third Party patent application published as of the Execution Date, when and if the claims thereunder issue in their current form) or other intellectual property or proprietary rights of any Third Party in the Territory.

(f)

All current and former officers, employees, agents, advisors, consultants, contractors or other representatives of MacroGenics or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any MacroGenics Technology have executed and delivered to MacroGenics or any such Affiliate a valid and enforceable assignment or other agreement regarding the protection of proprietary Information and the assignment to MacroGenics or any such Affiliate of such person’s entire right, title and interest in and to any MacroGenics Technology. To MacroGenics’ Knowledge, no current

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

officer, employee, agent, advisor, consultant or other representative of MacroGenics or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of MacroGenics Patents or other MacroGenics Technology or of any employment contract or any other contractual obligation relating to the relationship of any such Person with MacroGenics or any such Affiliate. Company shall have no obligation to contribute to any remuneration of any inventor employed or previously employed by MacroGenics or any of its Affiliates in respect of any such inventions, Information and discoveries and intellectual property rights therein that are so assigned to MacroGenics or its Affiliate(s). MacroGenics will pay all such remuneration due to such inventors with respect to such inventions and other Know-How and intellectual property rights therein.

(g)	MacroGenics has (i) prepared, maintained and retained all Regulatory Materials for the Compounds and the Products in the Territory pursuant to and in accordance in all material respects with all Applicable Law, including, as applicable, GLP, and such Regulatory Materials do not contain any materially false and misleading statements; (ii) MacroGenics has conducted, and has used Commercially Reasonable Efforts to cause its contractors and consultants to conduct, all studies, tests and pre-clinical trials of the Compounds and the Products conducted prior to, or being conducted on, the Execution Date in accordance with the applicable experimental protocols, procedures and controls pursuant to accepted professional scientific standards, accepted ethical standards and Applicable Law, including, as applicable, GLP; (iii) except as disclosed in writing by MacroGenics to Company prior to the Execution Date, no adverse event involving human subjects has occurred in connection with any study, test or pre-clinical trial of the Compounds or the Products; and (iv) MacroGenics has disclosed to Company all material data and other information in its control generated in the design, approval, undertaking and reporting of any study or pre-clinical trial involving the Compounds or the Products.

(h)

Neither MacroGenics nor any of its Affiliates has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any similar sanction of other Governmental Authorities in the Territory, and neither MacroGenics nor any of its Affiliates has used, in any capacity, any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any such similar sanction. MacroGenics shall not engage, in any capacity in connection with this Agreement or any ancillary agreements, any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any such similar sanction. MacroGenics shall inform Company in writing promptly if it or any Person engaged by MacroGenics or any of its Affiliates who is performing services under this Agreement or any ancillary agreements is debarred or is the subject of a conviction described in Section 306 of the FFDCA, or if any action,

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

suit, claim, investigation or legal or administrative proceeding is pending or, to MacroGenics’ Knowledge, is threatened, relating to the debarment or conviction of MacroGenics, any of its Affiliates or any such Person performing services hereunder or thereunder.

11.3 Additional Representations and Warranties of Company. Company represents and warrants as of the Execution Date and covenants to MacroGenics that:

(a)	Neither Company nor any of its Affiliates has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any similar sanction of other Governmental Authorities in the Territory, and neither Company nor any of its Affiliates has used, in any capacity, any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any such similar sanction. Company shall not engage, in any capacity in connection with this Agreement or any ancillary agreements, any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FFDCA or is subject to any such similar sanction. Company shall inform MacroGenics in writing promptly if it or any Person engaged by Company or any of its Affiliates who is performing services under this Agreement or any ancillary agreements is debarred or is the subject of a conviction described in Section 306 of the FFDCA, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Company’s Knowledge, is threatened, relating to the debarment or conviction of Company, any of its Affiliates or any such Person performing services hereunder or thereunder.

(b)	Company is not subject to any agreement with any Third Party which would limit or restrict its ability to perform its obligations under this Agreement in any material respect.

11.4 No Other Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 11, THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT OR AS TO THE VALIDITY OF ANY PATENTS. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY PRODUCT WILL BE ACHIEVED.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 12

CONFIDENTIALITY

12.1 Nondisclosure. Each Party agrees that, during the Term and for a period of [***] thereafter, the Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own confidential or proprietary Information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this Section 12.1 shall not create or imply any rights or licenses not expressly granted under this Agreement). Notwithstanding anything to the contrary in the foregoing, the obligations of confidentiality and non-use with respect to any trade secret within such Confidential Information shall survive such [***] period for so long as such Confidential Information remains protected as a trade secret under Applicable Law.

12.2 Exceptions. The obligations in Section 12.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent evidence:

(a)	is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

(b)	is known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, in each case, to the Disclosing Party, prior to disclosure to the Receiving Party or any of its Affiliates by the Disclosing Party;

(c)	is subsequently disclosed to the Receiving Party or any of its Affiliates on a non-confidential basis by a Third Party that, to the Receiving Party’s Knowledge, is not bound by a similar duty of confidentiality or restriction on its use, in each case, to the Disclosing Party;

(d)	is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or any of its Affiliates in violation of this Agreement, generally known or available, either before or after it is disclosed to the Receiving Party by the Disclosing Party;

(e)	is independently discovered or developed by or on behalf of the Receiving Party or any of its Affiliates without the use of or reference to the Confidential Information belonging to the Disclosing Party; or

(f)	is the subject of written permission to disclose provided by the Disclosing Party.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

12.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:

(a)	filing, prosecuting, maintaining, enforcing or defending Patents as permitted by this Agreement;

(b)	as reasonably required in generating Regulatory Materials and obtaining Regulatory Approvals;

(c)	prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

(d)	complying with Applicable Law or court or administrative orders;

(e)	complying with any obligation under this Agreement;

(f)	in communications with existing or bona fide prospective acquirers, merger partners, financing sources, investment bankers, lenders or investors, and consultants and advisors of the Receiving Party in connection with transactions or bona fide prospective transactions with the foregoing, in each case on a need to know basis and under appropriate confidentiality provisions substantially equivalent to those of this Agreement; provided, however, that the Receiving Party shall remain responsible for any violation of such confidentiality provisions by any Third Party receiving such Confidential Information; or

(g)	to its Affiliates, sublicensees or prospective sublicensees, subcontractors or prospective subcontractors, consultants, agents and advisors on a “need-to-know” basis in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, each of whom prior to disclosure must be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than those set forth in this ARTICLE 12; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 12.3(g) to treat such Confidential Information as required under this ARTICLE 12.

If and whenever any Confidential Information is disclosed in accordance with this Section 12.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 12.3(a) through Section 12.3(e), it will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

12.4 Terms of this Agreement. The Parties acknowledge that this Agreement and all of the respective terms of this Agreement shall be treated as Confidential Information of both Parties, subject to the provisions of Sections 12.3(f), 12.3(g) and 12.6.

12.5 Publicity.

(a)	Each Party may, but is not obligated to, make a public announcement of the execution of this Agreement in the form attached as Exhibit F to this Agreement, which shall be issued at a time to be mutually agreed by the Parties, but no later than [***] after the Execution Date. Except as required to comply with Applicable Law or as set forth in subsection (b), each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

(b)

The Parties acknowledge the importance of supporting each other’s efforts to publicly disclose results and significant developments regarding the Products and other activities in connection with this Agreement that may include information that is not otherwise permitted to be disclosed under this ARTICLE 12, and that may be beyond what is required by Applicable Law, but in each case consistent with the need to keep investors informed regarding such Party’s business in accordance with customary investor relations, and each Party may request to the right to make such disclosures from time to time. Such disclosures may include achievement of milestones, significant events in the Development and regulatory process, Commercialization activities and the like. Except for the initial press release(s) described in subsection (a), whenever a Party (the “Requesting Party”) elects to make any such public disclosure, it shall first notify the other Party (the “Cooperating Party”) of such planned press release or public announcement and provide a draft for review at least [***] in advance of issuing such press release or making such public announcement (or, with respect to press releases and public announcements that are required by Applicable Law, or by regulation or rule of any public stock exchange (including NASDAQ), with as much advance notice as possible under the circumstances if it is not possible to provide notice at least [***] in advance). The Requesting Party and Cooperating Party will discuss such proposed public disclosure in good faith. Unless otherwise permitted pursuant to Section 12.6 or required by Applicable Law, or by regulation or rule of any public stock exchange (including NASDAQ), the Requesting Party will not issue such press release or make such public announcement without the prior written consent of the Cooperating Party, not to be unreasonably withheld, conditioned or delayed, provided that a Party may issue such press release or make such public announcement if: (i) the contents of such press release or public announcement have

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

previously been made public other than through a breach of this Agreement by the Requesting Party, (ii) such press release or public announcement does not materially differ from the previously issued press release or other publicly available information, (iii) such press release or public announcement does not contain the Cooperating Party’s name and (iv) the Requesting Party notifies the Cooperating Party reasonably in advance of issuance. The principles to be observed in such disclosures shall include accuracy, compliance with applicable Law and regulatory guidance documents, reasonable sensitivity to potential negative reactions of the FDA (and its foreign counterparts), the need to protect competitively sensitive information regarding the Products and the need to keep investors informed regarding the Requesting Party’s business.

12.6 Securities Filings. Notwithstanding anything to the contrary in this ARTICLE 12, in the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document that describes or refers to the terms and conditions of this Agreement or any related agreements between the Parties, or requires the filing of this Agreement as an exhibit to such registration, statement or disclosure document, such Party shall notify the other Party of such intention and shall provide the other Party with a copy of relevant portions of the proposed filing at least [***]prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto that refer to the other Party or the terms and conditions of this Agreement or any related Agreements between the Parties. The Party making such filing shall cooperate in good faith with the other Party to obtain confidential treatment of the terms and conditions of this Agreement or any related Agreements between the Parties that the other Party reasonably requests be kept confidential or otherwise afforded confidential treatment, and shall only disclose Confidential Information that it is advised by outside counsel is legally required to be disclosed. Each Party acknowledges that the other Party may be required by securities regulators, including the Securities and Exchange Commission, or advised by such other Party’s outside counsel that the financial terms, including the milestone amounts and/or royalty rates must be included in such filings. No notice shall be required under this Section 12.6 if the description of or reference to this Agreement or a related agreement between the Parties contained in the proposed filing has been included in any previous filing made by either Party in accordance with this Section 12.6 or otherwise approved by the other Party.

12.7 Relationship to Confidentiality Agreement. This Agreement supersedes the Prior CDA; provided, however, that all “Confidential Information” disclosed or received by the Parties and their Affiliates thereunder shall be deemed Confidential Information hereunder and shall be subject to the terms and conditions of this Agreement.

12.8 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that could result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this ARTICLE 12. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this ARTICLE 12.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

12.9 Publications. Company shall have the right to publish results of all Clinical Trials conducted with respect to a Compound or a Product; provided, however, that MacroGenics shall have the right to review all proposed publications prior to submission of such publication, solely for the purposes of identifying any relevant intellectual property or Confidential Information of MacroGenics. Company shall provide MacroGenics with a copy of the applicable proposed abstract, manuscript, or presentation no less than [***] in the case of abstracts) prior to its intended submission for publication. MacroGenics shall respond in writing promptly and in no event later than [***] in the case of abstracts) after receipt of the proposed material with any concerns regarding patentability or protection of MacroGenics’ Confidential Information. In the event of concern over patent protection, Company agrees not to submit such publication or to make such presentation that contains such information until MacroGenics is given a reasonable period of time, and in no event less than [***], to seek patent protection for any material in such publication or presentation which it believes is patentable, unless Company reasonably determines that publication of such information is required by Applicable Law. Subject to Section 12.3, any Confidential Information of MacroGenics shall, if requested by the reviewing Party, be removed by Company from such publication or presentation, except to the extent inclusion of such Confidential Information is required to comply with Johnson & Johnson’s clinical trial publication policy.

ARTICLE 13

TERM AND TERMINATION

13.1 Term. This Agreement shall become effective as of the Execution Date and, unless earlier terminated pursuant to this ARTICLE 13, shall continue in full force and effect as long as Company continues to Exploit the Compounds or the Products in accordance with the terms and conditions of this Agreement (the “Term”). The provisions of ARTICLE 1 (Definitions), ARTICLE 11 (Representations, Warranties and Covenants), ARTICLE 12 (Confidentiality), ARTICLE 14 (Dispute Resolution), ARTICLE 15 (Indemnification) and ARTICLE 16 (Miscellaneous), and Section 13.3 (Termination for Material Breach) and Section 13.6 (HSR Filing; Termination Upon HSR Denial), shall become effective on the Execution Date; the other provisions of this Agreement shall not become effective until the Effective Date.

13.2 Unilateral Termination by Company. Company shall have the right to terminate this Agreement in its entirety, or on a Product-by-Product basis, at any time after the Execution Date, for any or no reason, upon providing [***] prior written notice to MacroGenics. Notwithstanding the foregoing, in the event that Company provides such a notice of termination, MacroGenics may, in its sole discretion, reduce the [***] notice period to a period determined by MacroGenics by written notice to Company.

13.3 Termination for Material Breach.

(a)	Either Party (the “Terminating Party”) may terminate this Agreement in its entirety, or on a country-by-country and Product-by-Product basis, in the event the

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

other Party (the “Breaching Party”) has materially breached this Agreement, and such material breach has not been cured within [***] after receipt of written notice of such breach by the Breaching Party from the Terminating Party (the “Cure Period”). The written notice describing the alleged material breach shall provide sufficient detail to put the Breaching Party on notice of such material breach. Any termination of this Agreement pursuant to this Section 13.3(a) shall become effective at the end of the Cure Period, unless the Breaching Party has cured any such material breach prior to the expiration of such Cure Period (or, if such material breach is reasonably able to be cured within the Cure Period, the Breaching Party has notified the Terminating Party of its plan for curing such and has commenced and sustained its efforts to cure such material breach during the Cure Period). The right of either Party to terminate this Agreement as provided in this Section 13.3(a) shall not be affected in any way by such Party’s waiver of or failure to take action with respect to any previous breach under this Agreement.

(b)	If the Parties reasonably and in good faith disagree as to whether there has been a material breach or a cure thereof, the Party that disputes whether there has been a material breach or a cure may contest the allegation in accordance with ARTICLE 14. Notwithstanding anything to the contrary contained in Section 13.3(a), the Cure Period for any material breach that is the subject of a Dispute will run from the date that written notice was first provided to the Breaching Party by the Terminating Party through the resolution of such Dispute pursuant to ARTICLE 14 and for [***] thereafter, and it is understood and acknowledged that, during the pendency of a Dispute pursuant this Section 13.3(b), all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations under this Agreement, except that all payment obligations from one Party to the other Party under this Agreement which are subject to the Dispute shall be tolled until the resolution of such Dispute in accordance with ARTICLE 14.

13.4 Termination by Company for Safety Reasons. Company shall have the right to terminate this Agreement, at any time after the Effective Date, with respect to a Product in the Territory at any time upon providing [***] prior written notice to MacroGenics: (a) if senior executives responsible for Company’s pharmacovigilance and clinical science functions determine in good faith that the risk/benefit profile of the Product is such that the Product cannot continue to be Developed or administered to patients safely; or (b) upon the occurrence of serious adverse events related to the use of the Product that cause Company to conclude that the continued use of the Product by patients will result in patients being exposed to a product in which the risks outweigh the benefits.

13.5 Termination [***]. MacroGenics may terminate this Agreement with respect to a Product (or this Agreement in its entirety if such Product is the only Product for which this Agreement is applicable), [***] provided, however, MacroGenics acknowledges and agrees that nothing in this Section 13.5 [***] in this Section 13.5 and, provided further that MacroGenics shall not have the right to terminate if Company:

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(a)	[***] any [***]

(b)	[***] MacroGenics, its Affiliates, sublicensees, successors or designers [***] and/or

(c)	either (i) [***] that [***]

13.6 HSR Filing; Termination Upon HSR Denial. If Company and MacroGenics determine that an HSR Filing is necessary, each Party shall, within [***] of the Execution Date (or such later time as may be agreed to in writing by the Parties), file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, and/or with equivalent foreign authorities, any HSR Filing required of it under the HSR Act in the reasonable opinion of either Party with respect to the transactions contemplated hereby. Each Party will use reasonable efforts to do, or cause to be done, all things necessary, proper and advisable to, as promptly as practicable, take all actions necessary to make the filings required of such Party or its Affiliates under the HSR Act. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Each Party shall be responsible for its own costs, expenses, and filing fees associated with any HSR Filing; provided, however, that Company shall be solely responsible for any fees (other than penalties that may be incurred as a result of actions or omissions on the part of MacroGenics) required to be paid to any governmental agency in connection with making any such HSR Filing. If the Parties make an HSR Filing hereunder, then this Agreement shall terminate (a) at the election of either Party, immediately upon notice to the other Party, if the U.S. Federal Trade Commission or the U.S. Department of Justice, or an equivalent authority in the European Union, seeks a preliminary injunction under the Antitrust Laws against Company and MacroGenics to enjoin the transactions contemplated by this Agreement; or (b) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to [***] after the effective date of the HSR Filing. In the event of such termination, this Agreement shall be of no further force and effect.

13.7 Termination for Bankruptcy.

(a)	Either Party may terminate this Agreement in its entirety upon providing written notice to the other Party on or after the time that such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors, or becomes a party to any proceeding or action of the type described above (each, an “Insolvency Event”), and such proceeding or action remains un-dismissed or un-stayed for a period of more than [***].

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

(b)

All rights and licenses granted under or pursuant to this Agreement, including, for the avoidance of doubt, the licenses granted to Company pursuant to Section 3.1, are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the U.S. Code and other similar laws in any jurisdiction outside the U.S. (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. Upon the occurrence of any Insolvency Event with respect to a Party (the “Insolvent Party”), the Insolvent Party agrees that the other Party (the “Non-Insolvent Party”), as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Laws. Further, each Party agrees and acknowledges that all payments hereunder, other than the milestone payments pursuant to Section 9.3, the royalty payments pursuant to Section 9.4, and the payments pursuant to Section 9.9, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder. Each Party shall, during the term of this Agreement, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property (MacroGenics Technology in the case of MacroGenics and Company Technology in the case of Company). Each Party agrees and acknowledges that “embodiments” of intellectual property within the meaning of Section 365(n) include, without limitation, laboratory notebooks, cell lines, product samples and inventory, research studies and data, Regulatory Approvals and Regulatory Materials in each case to the extent related to the Compounds and Products. If (i) a case is commenced during the Term by or against a Party under the Bankruptcy Laws, (ii) this Agreement is rejected as provided for under the Bankruptcy Laws, and (iii) the Non-Insolvent Party elects to retain its rights hereunder as provided for under the Bankruptcy Laws, then the Insolvent Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall (x) provide to the Non-Insolvent Party immediately upon the Non-Insolvent Party’s written request copies of all such intellectual property (including embodiments thereof) held by the Insolvent Party and such successors and assigns, or otherwise available to them, and (y) not interfere with the Non-Insolvent Party’s rights under this Agreement, or any related agreements between the Parties, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in the Bankruptcy Laws. Whenever the Insolvent Party or any of its successors or assigns provides to the Non-Insolvent Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 13.7(b), the Non-Insolvent Party shall have the right to perform the Insolvent Party’s obligations hereunder with respect to such intellectual property, but neither such provision nor such performance by the Non-Insolvent Party shall release the

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
An unredacted version of this exhibit has been filed separately with the Commission.

Insolvent Party from liability resulting from rejection of the license or the failure to perform such obligations. All rights, powers and remedies of the Non-Insolvent Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws. In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section 13.7 are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy. The Parties agree that they intend the following rights to extend to the maximum extent permitted by Applicable Law, and to be enforceable under Section 365(n) of Title 11 of the U.S. Code: (A) the right of access to any intellectual property (including embodiments thereof) of the Insolvent Party, or any Third Party with whom the Insolvent Party contracts to perform an obligation of the Insolvent Party under this Agreement, and, in the case of the Third Party, which is necessary for the Exploitation of Compounds or Products; and (B) the right to contract directly with any Third Party to complete the contracted work upon failure of the Insolvent Party to comply with its applicable obligations.

13.8 Effects of Termination. All of the following effects of termination are in addition to the other rights and remedies that may be available to either of the Parties under this Agreement and shall not be construed to limit any such rights or remedies. In the event this Agreement is not terminated in its entirety, but rather is terminated on a Product-by-Product or country-by-country basis with respect to one or more Products as specified herein (each, a “Terminated Product”) in one or more country(ies) (each, a “Terminated Country”), then, notwithstanding anything to the contrary contained in Sections 13.8(a) or 13.8(b), the consequences of termination described under this Section 13.8 shall only apply to the Terminated Product in the Terminated Country, and this Agreement shall remain in full force and effect in accordance with its terms with respect to all Products other than the Terminated Products, and in all countries of the Territory other than the Terminated Countries.

(a)	Consequences of Termination by MacroGenics or Company. In the event of termination of this Agreement by (i) MacroGenics pursuant to Section 13.3, 13.5, 13.7 or Section 16.7 or (ii) Company pursuant to Section 13.2, Section 13.4 or Section 16.3, the following provisions of this Section 13.8(a) shall apply from and after the effective date of termination (except to the extent otherwise provided in Section 13.8(a)(vi):

(i) Without limiting the effect that such termination shall have on any provisions of this Agreement, other than those provisions that this Agreement expressly provides shall survive such termination, all rights and licenses granted herein to Company shall terminate, and Company shall cease any and all Development, Manufacturing, and Commercialization activities with respect to the Products (to the extent such activities were being performed using such rights and licenses) as soon as is reasonably practicable under Applicable Law.

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(ii) All payment obligations hereunder shall terminate, other than those that are accrued and unpaid as of the effective date of such termination and royalties that become due under Section 9.4 with respect to sales of Reverted Products made by Janssen following the effective date of termination pursuant to Section 13.8(a)(vii).

(iii) MacroGenics shall have a reversion of all rights previously licensed to Company hereunder for which the relevant licenses have terminated on a fully paid-up and royalty-free basis, itself or with or through an Affiliate or Third Party, to Develop, Manufacture and Commercialize the Products at MacroGenics’ discretion, provided that any Third Party Obligation arising pursuant to Section 9.10(a) is passed through to MacroGenics.

(iv) Company hereby grants to MacroGenics, effective as of the effective date of such termination, a non-exclusive, transferable, fully paid-up, royalty-free, sublicenseable license in the Field in the Territory, under the Company Applied Technology and Company’s right to Joint Inventions and Joint Patents, solely to Exploit any Product that is in active clinical Development or has been Commercialized by Company at the time of termination (each, a “Reverted Product”); provided, however, that MacroGenics shall reimburse Company for any amounts paid by Company to any Third Party in connection with MacroGenics’ exercise of such license.

(v) At MacroGenics’ written request, Company shall grant to MacroGenics, effective as of the date of such request, an exclusive, transferable, fully paid-up, royalty free, sublicensable license to use any trademarks owned or Controlled by Company or any of its Affiliates which are solely used in the Commercialization of Reverted Products in the Territory (excluding any Company house marks).

(vi) The JSC (if then in existence) or a committee formed by the Parties for purposes of effecting transition of responsibilities (if the JSC is not then in existence) shall coordinate the wind-down of Company’s efforts under this Agreement and Company, as soon as reasonably practicable after the effective date of such termination, shall provide to MacroGenics, as applicable and to the extent permitted under any applicable Third Party contract, any material Information, including copies of all Clinical Trial data and results, Controlled by Company to the extent solely relating to the Reverted Products, including control of, and all Information relating to, the global safety database. Company will reasonably cooperate with MacroGenics to provide a transfer of such material Information. Beginning on the date that notice of termination of this Agreement is given by MacroGenics pursuant to Section 13.3, Section 13.7 or Section 16.7 or by Company pursuant to Section 13.2, Section 13.4 or Section 16.3, (A) Company shall have no further obligation to commence or provide funding for any Clinical Trial that has not yet commenced (for purposes of this sentence, “commencement” means the [***])

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An unredacted version of this exhibit has been filed separately with the Commission.

on or before such date of notice of termination of this Agreement; and (B) at MacroGenics’ request, MacroGenics shall have the right, and Company shall cooperate in good faith with MacroGenics to enable MacroGenics, to commence any such Clinical Trial included in the then-current Global Development Plan prior to the effective date of termination of this Agreement; provided, however, that such cooperation shall not include any obligation to provide funding for such Clinical Trial. At MacroGenics’ request, Company shall use reasonable efforts to (x) assign to MacroGenics any and all Third Party agreements to which Company or any of its Affiliates are a party that relate exclusively to the Development, Commercialization and Manufacturing activities conducted in connection with Reverted Products prior to such termination (including agreements relating to the sourcing and Manufacture of a Reverted Product or, to the extent the First Commercial Sale of a Reverted Product has occurred, for sale, promotion, distribution, or use of such Reverted Product) or, (y) if such assignment is not permitted under the relevant Third Party agreement: (1) grant to MacroGenics other rights to provide to MacroGenics the benefit of such non-assignable agreement, at MacroGenics’ expense, to the extent permitted under the terms of such non-assignable agreement; or (2) to the extent not permitted under the terms of such non-assignable agreement, the Parties shall discuss in good faith an alternative solution to enable MacroGenics to receive, at MacroGenics’ expense, the benefit of the terms of such non-assignable agreement. In the event one or more Reverted Products, or any materials relating to such Reverted Products, are Manufactured by Company or its Affiliate, then, upon the written request of MacroGenics, Company shall supply MacroGenics with such Reverted Product(s) and/or materials at [***] and for a transitional period to be mutually agreed upon by the Parties and, if necessary, provide technical assistance reasonably necessary to assist MacroGenics in the start-up of Manufacturing of such Reverted Product(s) and/or materials, and/or obtaining Regulatory Approval of the Reverted Product(s). In addition to the actions contemplated in this Section 13.8(a)(vi) Company shall take such other actions and execute such other instruments, assignments and documents as reasonably requested by MacroGenics as may be necessary to effect the transfer of rights to such Product(s) hereunder to MacroGenics.

(vii) Subject to the payment of all amounts required under Section 13.8(a)(ii), Company shall have the right to sell or otherwise dispose of any inventory of any Reverted Product on hand at the time of such termination or in the process of Manufacturing; provided, however, at MacroGenics’ request, Company shall transfer to MacroGenics any Product that has not been sold or used [***] following such termination, at a cost [***].

(viii) Company shall transfer to MacroGenics any and all Regulatory Materials Controlled by Company on the effective date of termination, to the extent such Regulatory Materials relate solely to any Reverted Products, including any INDs, Regulatory Approval Applications or Regulatory Approvals

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solely related to any Reverted Products. Upon MacroGenics’ request, Company shall make available to MacroGenics any other relevant Information Controlled by Company on the effective date of termination, to the extent such Information relates to such Regulatory Materials, and shall provide a right of reference to any Regulatory Materials Controlled by Company on the effective date of termination, to the extent such Regulatory Materials are necessary for MacroGenics or its licensees to develop and commercialize Reverted Products and are not transferred to MacroGenics hereunder.

(ix) MacroGenics shall have the right to assume all preparation, filing, prosecution, maintenance and enforcement activities under ARTICLE 10 with respect to MacroGenics Patents as to which Company has assumed the right and authority to prepare, file, prosecute, maintain or enforce. Company will cooperate with MacroGenics and provide MacroGenics with reasonable assistance with the preparation, filing, prosecution, maintenance, and enforcement activities with respect to such MacroGenics Patents. The step-in rights granted to MacroGenics with respect to Joint Patents under Sections 0, 10.5(b) and 10.7(a) shall remain in effect, and MacroGenics shall have to the right to enforce the Company Patents, solely to the extent a license is granted under this Section 13.8(a), against Third Party infringers.

(b)	Consequences of Certain Terminations by Company. In the event of termination of this Agreement by Company pursuant to Section 13.3 or Section 13.7, the following provisions of this Section 13.8(b) shall apply from and after the effective date of termination.

(i) Without limiting the effect that such termination shall have on any provisions of this Agreement, other than those provisions that this Agreement expressly provides shall survive such termination, all rights and licenses granted herein to MacroGenics shall terminate (other than the license granted to MacroGenics under Section 3.2(c), which shall survive such termination), and MacroGenics shall cease any and all Development, Manufacturing, and Commercialization activities (including any co-promotion activities) with respect to the Products as soon as is reasonably practicable under Applicable Law.

(ii) All payment obligations hereunder shall continue, including those payment obligations that are accrued and unpaid as of the effective date of such termination, provided that Company may pursue remedies under Section 13.9 and offset damages and costs as provided in Section 13.9.

(iii) Company shall thereafter continue to have all rights previously licensed to Company hereunder, itself or with a Third Party or through a Third Party sublicensee, to Develop, Manufacture and Commercialize any and all Products at Company’s discretion, in accordance with and subject to the terms and conditions of this Agreement.

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(iv) All licenses granted to Company shall continue in full force and effect, in accordance with and subject to the terms and conditions of this Agreement, and all rights of MacroGenics with respect to the Co-Promote Option shall cease.

(v) The JSC (if then in existence) or a committee formed by the Parties for purposes of effecting transition of responsibilities (if the JSC is not then in existence) shall coordinate the wind-down of MacroGenics’ efforts under this Agreement and MacroGenics, as soon as reasonably practicable after the effective date of such termination, shall provide to Company, as applicable and to the extent permitted under any applicable Third Party contract, any material Information, including copies of all Clinical Trial data and results, Controlled by MacroGenics that relates solely to the Products. MacroGenics will cooperate with Company to provide a transfer of such material Information. At Company’s request, MacroGenics shall use reasonable efforts to (x) assign to Company any and all Third Party agreements to which MacroGenics or any of its Affiliates are a party that relate exclusively to Development, Commercialization and Manufacture of the Products in the Field in the Territory or (y) if such assignment is not permitted under the relevant Third Party agreement: (1) grant to Company other rights to provide to Company the benefit of such non-assignable agreement, at Company’s expense, to the extent permitted under the terms of such non-assignable agreement; or (2) to the extent not permitted under the terms of such non-assignable agreement, the Parties shall discuss in good faith an alternative solution to enable Company to receive, at Company’s expense, the benefit of the terms of such non-assignable agreement. In the event one or more Products, or any materials relating to such Products, are Manufactured by MacroGenics or its Affiliate, then, upon the written request of Company, MacroGenics shall supply Company with such Product(s) and/or materials [***] and for a transitional period to be mutually agreed upon by the Parties and, if necessary, provide technical assistance reasonably necessary to assist Company in the start-up of Manufacturing of such Product(s) and/or materials, and/or obtaining Regulatory Approval of such Product(s). In addition to the actions contemplated in this Section 13.8(b), MacroGenics shall take such other actions and execute such other instruments, assignments and documents as reasonably requested by Company as may be necessary to effect the transfer of rights to such Product(s) hereunder to Company.

13.9 Remedies. Except as otherwise explicitly set forth in this Agreement, termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor prejudice either Party’s right to obtain performance of any obligation. Each Party shall be free, pursuant to ARTICLE 14, to seek, without restriction as to the number of times it may seek, damages, costs and remedies that may be available to it under Applicable Law or in equity and shall be entitled to offset the amount of any damages and costs obtained against the other Party in a final determination under Section 14.3, against any amounts otherwise due to such other Party under this Agreement.

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An unredacted version of this exhibit has been filed separately with the Commission.

13.10 Survival. In the event of termination or expiration of this Agreement, in addition to the provisions of this Agreement that continue in effect in accordance with their terms, the following provisions of this Agreement shall survive: ARTICLE 1 (Definitions) (as applicable), ARTICLE 12 (Confidentiality), ARTICLE 13 (Term and Termination), ARTICLE 14 (Dispute Resolution), ARTICLE 15 (Indemnification) (solely as to activities arising during the Term or as to any activities conducted in the course of a Party’s exercise of a license surviving the Term), ARTICLE 16 (Miscellaneous); Sections 3.2(d), 3.4 (No Implied Licenses), 4.5 (Records), 5.3(a) (Company Responsibilities) (solely with respect to activities undertaken prior to the effective date of expiration or termination of this Agreement), 9.8 (Currency), 9.11 (Taxes), 9.12 (Tax Returns), 9.13 (Audit), 9.14 (Late Payment), 10.1 (Ownership of Inventions), Section 10.2 (Disclosure of Inventions) and 11.4 (No Other Representations or Warranties); and any other provisions of this Agreement that are necessary to interpret or effectuate the intent of the foregoing provisions.

ARTICLE 14

DISPUTE RESOLUTION

14.1 Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in this ARTICLE 14 shall be the exclusive mechanism for resolving any dispute, controversy or claim between the Parties that may arise from time to time pursuant to this Agreement relating to either Party’s rights or obligations hereunder (each, a “Dispute”, and collectively, the “Disputes”) that is not resolved through good faith negotiation between the Parties. For the avoidance of doubt, this ARTICLE 14 shall not apply to any decision with respect to which a Party has final decision-making authority hereunder. Any Dispute, including Disputes that may involve the parent company, subsidiaries, or affiliates under common control of any Party, shall be resolved in accordance with this ARTICLE 14.

14.2 Resolution by Executive Officers. Except as otherwise provided in this ARTICLE 14, in the event of any Dispute regarding the construction or interpretation of this Agreement or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on such basis within [***] (unless otherwise agreed by the Parties), either Party may, by written notice to the other Party, refer the Dispute to the Executive Officers for attempted resolution by good faith negotiation within [***] after such notice is received (unless otherwise agreed by the Parties). Each Party may, in its discretion, seek resolution of any and all Disputes that are not resolved under this Section 14.2 in accordance with Section 14.3.

14.3 Arbitration. If the Parties fail to resolve the Dispute pursuant to Section 14.2, and a Party desires to pursue resolution of the Dispute, the Dispute shall be submitted by either Party for resolution in arbitration pursuant to the then current [***], except where they conflict with these provisions, in which case these provisions control. The arbitration will be held in [***]. All aspects of the arbitration shall be treated as confidential.

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(a)	Arbitrators.

(i) The arbitrators will be chosen from the [***], unless a candidate not on such panel is approved by both Parties. Each arbitrator shall be a lawyer with at least [***] experience with a law firm or corporate law department of over [***] lawyers or who was a judge of a court of general jurisdiction. To the extent that the Dispute requires special expertise, the Parties will so inform CPR prior to the beginning of the selection process.

(ii) The arbitration tribunal shall consist of [***] arbitrators, of whom each Party shall designate one in accordance with the “screened” appointment procedure provided in CPR Rule 5.4. The chair will be chosen in accordance with CPR Rule 6.4. If, however, the aggregate award sought by the Parties is less than [***] and equitable relief is not sought, a single arbitrator shall be chosen in accordance with the CPR Rules.

(iii) The Parties agree to select the arbitrator(s) within [***] of initiation of the arbitration.

(b)	Procedures.

(i) The hearing will be concluded within [***] after selection of the arbitrator(s) and the award will be rendered within [***] of the conclusion of the hearing, or of any post-hearing briefing, which briefing will be completed by both sides within [***] after the conclusion of the hearing. In the event the Parties cannot agree upon a schedule, then the arbitrator(s) shall set the schedule following the time limits set forth above as closely as practical.

(ii) The hearing will be concluded in [***] or less. Multiple hearing days will be scheduled consecutively to the greatest extent possible. A transcript of the testimony adduced at the hearing shall be made and shall be made available to each Party.

(iii) The arbitrator(s) shall be guided, but not bound, by the [***] (“Protocol”). The Parties will attempt to agree on modes of document disclosure, electronic discovery, witness presentation, etc. within the parameters of the Protocol. If the Parties cannot agree on discovery and presentation issues, the arbitrator(s) shall decide on presentation modes and provide for discovery within the Protocol, understanding that the Parties contemplate reasonable discovery.

(iv) The arbitrator(s) shall decide the merits of any Dispute in accordance with the law governing this Agreement, without application of any principle of conflict of laws that would result in reference to a different law. The arbitrator(s) may not apply principles such as “amiable compositeur” or “natural justice and equity.”

(v) The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing and shall endeavor to decide such motions as would a United States District Court Judge sitting in the jurisdiction whose substantive law governs.

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(vi) The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. The Parties consent to the jurisdiction of the United States District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder. Should such court for any reason lack jurisdiction, any court with jurisdiction may act in the same fashion.

14.4 Provisional Remedies. Each Party has the right to seek from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the Dispute. [***] does not apply to this Agreement

14.5 Confidentiality. Any and all activities conducted under this ARTICLE 14 shall be deemed Confidential Information of each of the Parties, and shall be subject to ARTICLE 12 above.

ARTICLE 15

INDEMNIFICATION

15.1 Indemnification by Company. Company hereby agrees to defend, indemnify and hold harmless MacroGenics and its Affiliates, and each of their respective directors, officers, employees, agents and representatives (each, a “MacroGenics Indemnitee”) from and against any and all claims, suits, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively, the “Losses”), to which any MacroGenics Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (each, a “Claim”), to the extent such Losses arise directly or indirectly out of: (a) the practice by Company or its Affiliate or sublicensee of any license granted to it under this Agreement; (b) the manufacture, use, handling, storage, sale, marketing, export, import or other disposition of any Compound or Product by Company or its Affiliate or sublicensee; (c) the breach by Company of any warranty, representation, covenant or agreement made by Company in this Agreement or, if MacroGenics exercises the Co-Promote Option, the Co-Promotion Agreement; or (d) the gross negligence, illegal conduct or willful misconduct (including to the extent such gross negligence, illegal conduct or willful misconduct gives rise to product liability Claims under any legal theory) of Company or its Affiliate or sublicensee, or any officer, director, employee, agent or representative thereof; except, with respect to each of clauses (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence, illegal conduct or willful misconduct of any MacroGenics Indemnitee or the breach by MacroGenics of any warranty, representation, covenant or agreement made by MacroGenics in this Agreement. Notwithstanding the foregoing, this Section 15.1 shall not apply to any Losses of a MacroGenics Indemnitee that arise during the Co-Funding Term, to the extent such Losses are Commercialization Expenses that are included in MacroGenics’ allocation of the N.A. Profit/Loss.

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15.2 Indemnification by MacroGenics. MacroGenics hereby agrees to defend, indemnify and hold harmless Company and its Affiliates and each of their respective directors, officers, employees, agents and representatives (each, a “Company Indemnitee”) from and against any and all Losses to which any Company Indemnitee may become subject as a result of any Claim to the extent such Losses arise directly or indirectly out of: (a) the practice by MacroGenics or its Affiliate or its licensee (other than Company or its Affiliates or sublicensee) of any retained or reverted license right under ARTICLE 3 to Develop, Manufacture or Commercialize any Compound or Product pursuant to the terms of this Agreement or, if MacroGenics exercises its Co-Promote Option, any Co-Promotion Agreement; (b) the manufacture, use, handling, storage, sale or other disposition of any Compound or Product by MacroGenics or its Affiliate or its licensee (other than Company or its Affiliate or sublicensee); (c) the breach by MacroGenics of any warranty, representation, covenant or agreement made by MacroGenics in this Agreement, or, if MacroGenics exercises the Co-Promote Option, the Co-Promotion Agreement; or (d) the gross negligence, illegal conduct, or willful misconduct (including to the extent such gross negligence, illegal conduct or willful misconduct gives rise to product liability Claims under any legal theory) of MacroGenics or its Affiliate or its licensee (other than Company or its Affiliate or sublicensee), or any officer, director, employee, agent or representative thereof; except, with respect to each of clauses (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence, illegal conduct or willful misconduct of any Company Indemnitee or the breach by Company of any warranty, representation, covenant or agreement made by Company in this Agreement. Notwithstanding the foregoing, this Section 15.2 shall not apply to any Losses of a Company Indemnitee that arise during the Co-Funding Term, to the extent such Losses are Commercialization Expenses that are included in Company’s allocation of N.A. Profit/Loss.

15.3 Indemnification Procedures.

(a)	Notice. Promptly after a MacroGenics Indemnitee or a Company Indemnitee (each, an “Indemnitee”) receives notice of a pending or threatened Claim, such Indemnitee shall give written notice of the Claim to the Party from whom the Indemnitee is entitled to receive indemnification pursuant to Sections 15.1 or 15.2, as applicable (the “Indemnifying Party”). However, an Indemnitee’s delay in providing or failure to provide such notice shall not relieve the Indemnifying Party of its indemnification obligations, except to the extent it can demonstrate prejudice due to the delay or lack of notice.

(b)

Defense. Upon receipt of notice under this Section 15.3 from the Indemnitee, the Indemnifying Party will have the duty to either compromise or defend, at its own expense and by counsel (reasonably satisfactory to Indemnitee) such Claim. The Indemnifying Party will promptly (and in any event not more than [***] after receipt of the Indemnitee’s original notice) notify the Indemnitee in writing that it acknowledges its obligation (which acknowledgment shall not be deemed or construed as an admission of liability, either under this ARTICLE 15 or otherwise) to indemnify the Indemnitee with respect to the Claim pursuant to this ARTICLE 15 and of its intention to compromise or defend such Claim. Once the

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Indemnifying Party gives such notice to the Indemnitee, the Indemnifying Party is not liable to the Indemnitee for the fees of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with such defense, other than the Indemnitee’s reasonable Third Party expenses related to its investigation and cooperation. As to all Claims as to which the Indemnifying Party has assumed control under this Section 15.3(b), the Indemnitee shall have the right to employ separate counsel and to participate in the defense of a Claim (as reasonably directed by the Indemnifying Party) at its own expense.

(c)	Cooperation. The Indemnitee will cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim. The Indemnifying Party shall keep the Indemnitee informed on a reasonable and timely basis as to the status of such Claim (to the extent the Indemnitee is not participating in the defense of such Claim) and conduct the defense of such Claim in a prudent manner.

(d)	Settlement. If an Indemnifying Party assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnifying Party without the Indemnitee’s written consent (such consent not to be unreasonably withheld, delayed or conditioned), unless: (1) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnitee; (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (3) the Indemnitee’s rights under this Agreement are not adversely affected. If the Indemnifying Party fails to assume defense of a Claim within a reasonable time, the Indemnitee may settle such Claim on such terms as it deems appropriate with the consent of the Indemnifying Party (such consent not to be unreasonably withheld, delayed or conditioned), and the Indemnifying Party shall be obligated to indemnify the Indemnitee for such settlement as provided in this ARTICLE 15.

(e)	Product Liability Claims. Solely for purposes of coordinating the defense of any claims of a Third Party involving or that could result in Product Liabilities included in the definition of Global Development Costs, such claims will be treated as if they were Claims covered by this Section 15.3 and Company shall be deemed to be the “Indemnifying Party” under this Section 15.3 for such claims.

15.4 Insurance. Each Party shall, at its own expense, procure and maintain during the period commencing on the Execution Date through the period of Commercialization and for a period of [***] thereafter, insurance policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated; provided, however, that in no event shall such product liability insurance be written in amounts less than [***] and annual aggregate. All such insurance shall include worldwide coverage. Prior to the initiation of any Clinical Trial, the Party responsible for such Clinical Trial shall secure, and maintain in full force and effect, clinical trial insurance as required by Applicable Law in those territories where such Clinical Trial shall be conducted.

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Upon request, each Party shall provide the other Party with a certificate of insurance evidencing the coverage required under this Section 15.4. Such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this ARTICLE 15. Each Party shall provide the other Party with prompt written notice of cancellation, non-renewal or material change in such insurance that could materially adversely affect the rights of such other Party hereunder, and shall provide such notice within [***] after any such cancellation, non-renewal or material change. The Parties acknowledge and agree that Company may meet its obligations under this Section 15.4 through self-insurance.

15.5 Limitation of Liability. EXCEPT TO THE EXTENT INCLUDED IN LOSSES RESULTING FROM A THIRD PARTY CLAIM FOR WHICH ONE PARTY IS OBLIGATED TO INDEMNIFY THE OTHER PARTY (OR AN INDEMNITEE OF SUCH OTHER PARTY) PURSUANT TO THIS ARTICLE 15 AND ANY BREACH OF ARTICLE 12 (CONFIDENTIALITY), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR THE OTHER PARTY’S AFFILIATES OR SUBLICENSEES) IN CONNECTION WITH THIS AGREEMENT FOR LOST REVENUE, LOST PROFITS, LOST SAVINGS, LOSS OF USE, DAMAGE TO GOODWILL, OR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, OR STRICT LIABILITY, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 16

MISCELLANEOUS

16.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given on the date delivered, if delivered personally, or on the next Business Day after being sent by reputable overnight courier (with delivery tracking provided, signature required and delivery prepaid), in each case, to the Parties at the following addresses, or on the date sent and confirmed by electronic transmission to the telecopier number specified below (or at such other address or telecopier number for a Party as shall be specified by notice given in accordance with this Section 16.1).

(a)	If to Company:

Janssen Biotech, Inc.

800/850 Ridgeview Drive

Horsham, PA 19044

Attention: [***]

Fax: [***]

with copies to:

Johnson & Johnson Law Department

One Johnson & Johnson Plaza

New Brunswick, NJ 08933

Attention: [***]

Fax: [***]

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(b)	If to MacroGenics:

MacroGenics, Inc.

9640 Medical Center Drive

Rockville, MD 20850

Attention: [***]

with copies to:

MacroGenics, Inc.

9640 Medical Center Drive

Rockville, MD 20850

Attention: [***]

16.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of [***], without giving effect to any choice of law principles that would require the application of the laws of a different state.

16.3 Change of Control of MacroGenics.

(a)	MacroGenics (or its successor) shall provide notice to Company of any Change of Control of MacroGenics within [***] after the date upon which the Change of Control closes or otherwise becomes effective.

(b)	On or before the date that is [***] after the date upon which a Change of Control of MacroGenics closes or otherwise becomes effective, Company may terminate this Agreement in its entirety; or, in Company’s sole and absolute discretion, Company may require (and MacroGenics, or its successor, shall perform, as applicable) any one or more of the following actions: (1) the Parties shall dissolve the JSC and after such dissolution Company shall solely have all rights (including all decision-making rights) and shall perform all activities assigned by this Agreement to the JSC; or (2) MacroGenics and its successor shall adopt reasonable written procedures, approved by Company, to prevent disclosure of Company’s Confidential Information.

16.4 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party (it being understood that neither a merger in respect of which such Party is a constituent corporation or entity, nor a change in the beneficial ownership of the voting securities of such Party, shall be deemed to be an assignment for purposes of this Section 16.4), except that a Party may make such an assignment

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without the other Party’s consent to (a) an Affiliate or (b) subject to Section 16.3 above, an acquirer of all or substantially all of the property and assets of the Party in a sale of assets or other similar transaction. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.4 shall be null, void and of no legal effect.

16.5 Designation of Affiliates. Each Party may discharge any obligation and exercise any right hereunder through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

16.6 Relationship of the Parties. It is expressly agreed that MacroGenics, on the one hand, and Company, on the other hand, are independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither MacroGenics nor Company shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other, without the prior written consent of the other Party to do so. All individuals employed by a Party shall be employees of that Party and not of the other Party and all costs and obligations incurred by reason of such employment shall be for the account and expense of such Party.

16.7 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the nonperforming Party promptly provides notice of such Force Majeure circumstances to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a Force Majeure affecting such Party. If a Force Majeure persists for more than [***], then the Parties shall discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such Force Majeure. In the event a Party is prevented from performing its obligations under this Agreement due to Force Majeure for more than [***] according to this Section 16.7, the other Party shall have the right to terminate this Agreement upon [***] notice after the expiration of such period. A termination under this Section 16.7 by either Party shall be treated as a termination under Section 13.3 above and the corresponding provisions for termination under Section 13.3 shall apply except to the extent the affected Party is prevented from performing due to the Force Majeure.

16.8 Entire Agreement; Amendments. This Agreement, including the Exhibits and Schedules hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes, as of the Execution Date, all prior

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and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including the Prior CDA. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. In the event of any inconsistency between the body of this Agreement and either any Exhibits or Schedules to this Agreement or any subsequent agreements ancillary to this Agreement, unless otherwise express stated to the contrary in such Exhibit, Schedule or ancillary agreement, the terms contained in this Agreement shall control.

16.9 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make good faith efforts to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

16.10 English Language. This Agreement shall be written in and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version hereof or thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

16.11 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

16.12 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof.

16.13 Headings. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

16.14 Construction. Whenever this Agreement refers to a number of days without using a term otherwise defined herein, such number refers to calendar days. Except where the context otherwise requires, (a) wherever used, the singular shall include the plural, the plural shall include

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the singular; (b) the use of any gender shall be applicable to all genders; (c) the terms “including,” “include,” “includes” or “for example” shall not limit the generality of any description preceding such term and, as used herein, shall have the same meaning as “including, but not limited to,” and/or “including, without limitation”; (d) the words “herein”, “hereof” and hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof; (d) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (e) the word “will” means “shall”; (f) if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (g) “Dollar”, “USD” or “$” means U.S. Dollars; (h) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement; (i) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein shall be interpreted in a correlative manner; and (j) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein). The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.

16.15 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.

SIGNATURE PAGE FOLLOWS

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Execution Version

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date(s) set forth below.

Janssen Biotech, Inc.

By:	/s/ Scott White
Name:	Scott White
Title:	Vice President, North America Oncology
Date:	December 19, 2014

MacroGenics, Inc.

By:	/s/ Scott Koenig, M.D., Ph.D.
Name:	Scott Koenig, M.D., Ph.D.
Title:	President and CEO
Date:	December 19, 2014

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Execution Version

EXHIBIT A

Commercialization Expenses

“Advertising and Market Research Expenses” means all Third Party Expenses related to: (a) conducting and monitoring professional and consumer appraisals of the [***] in the Northern American Territory, such as market share services (e.g., IMS data), pricing analysis, special research testing and focus groups; and (b) advertising and promotion of the Initial Product in the Northern American Territory [***] associated with Product advertising.

“Commercialization Expenses” means those expenses incurred by either Party (as detailed below) for the purpose of, and directly and specifically attributable to, the Commercialization of the Initial Product in the Northern American Territory, to the extent such expenses are incurred by either Party or for such Party’s account and are: (i) [***] Expenses, (ii) any fees per-Detail paid to MacroGenics pursuant to the Co-Promotion Agreement, (iii) [***] (xiii) any losses, damages, fees, costs and other liabilities associated with [***] arising (except to the extent one of the Parties is solely responsible [***] provided, however, that any such expenses incurred by MacroGenics shall be deemed to be Commercialization Expenses only to the extent that MacroGenics is permitted to conduct the underlying activity pursuant to the Agreement or the Co-Promotion Agreement or to the extent that the Parties mutually agree that MacroGenics may conduct the underlying activity. For purposes of clarity [***].

Commercialization Expenses shall not include: (a) any Development expenses including [***] in the Northern American Territory; [***]. In addition, there shall be no double counting of any expense (or deduction from Net Sales) that could fall within multiple categories of Commercialization Expenses.

“Company Detailing Expenses” means Selling Costs incurred by a Party in performance of Details, where such Selling Costs shall be calculated on the basis of [***].

“Cost Per PDE” means the [***].

“Distribution Expenses” means [***] of Net Sales of the Initial Product in the Northern American Territory. It is understood that such amount shall be deemed to cover all Third Party Expenses and FTE Costs identifiable to the distribution of the Initial Product in the Northern American Territory, [***].

“EAP Expenses” means Third Party Expenses and FTE Costs to conduct early access programs, named patient programs, and compassionate use programs for the [***] in the Northern American Territory.

“Education Expenses” means all Third Party Expenses specifically incurred to educate health care professionals licensed to practice in the Northern American Territory with respect to the [***] in the Northern American Territory through any means not covered in the definition of “Advertising and Marketing Research Expenses”, but including [***]

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Execution Version

“Manufacturing Expenses” means, with respect to the Initial Product, the reasonable and necessary internal and Third Party invoiced costs, determined in accordance with GAAP and the terms and conditions of this Agreement, incurred in Manufacturing or acquisition of the Initial Product for sale in the Northern American Territory. Manufacturing costs and acquisition costs are comprised of Standard Cost of Goods Manufactured, Cost Variances and Other Costs Not Included in Standard, where:

(a)	“Standard Cost of Goods Manufactured” are budgeted unit costs established to facilitate inventory evaluation, planning and budgetary control as well as to motivate optimal productivity and efficiency, including [***]

(b)	“Cost Variances” are actual costs of manufacturing versus Standard Cost of Goods Manufactured and include [***]; and

(c)	“Other Costs Not Included in Standard” are actual costs of manufacturing which are incurred in the normal course of business but are not included in the Standard Cost of Goods Manufactured including [***]

For clarity, royalty payments due to MacroGenics under this Agreement shall not be included in Manufacturing Expenses.

“Marketing Expenses” means the sum of Marketing Management Expenses, Advertising and Market Research Expenses and Education Expenses.

“Marketing Management Expenses” means Commercial FTE Costs of either Party arising from the management of Commercialization activities for the [***] provided that, in each case, such costs may be allocated to the [***] within and across Company’s operating units and, provided further, that such allocation is made no less favorable to the [***] than to the internal allocation to Company’s other products.

“Medical Affairs Expenses” means (a) Third Party Expenses and FTE Costs reasonably necessary and identifiable to the [***] incurred with respect to: medical and scientific information and response [***]

“Other Costs” means including both product costs and administrative costs that are [***] excluding funding allocated [***] (to the extent such [***], provided that, if either [***] Commercialization of the [***], then the finance teams of the Parties will align on the inclusion and the appropriate allocation methodology for such [***] legal costs directly related to, and specifically attributable to, [***]

“PDE” means a primary detailing equivalent, [***] provided, however, that, prior to the First Commercial Sale of the Initial Product in the Northern American Territory, the JSC shall determine how to adjust the value of [***].

“Phase 4 Trial Expenses” means all Third Party Expenses incurred for the Northern American Territory by Company related to a Phase 4 Trial for the Initial Product in the Northern American Territory, including expenses arising from: (a) the activities related to the performance

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Execution Version

of the Phase 4 Trial; (b) Manufacturing Expenses for Product used in connection with such Phase 4 Trial; (c) preparation, filing, and maintenance of related Regulatory Documentation; and (d) any Product Liabilities relating to a Product being used in the course of such Phase 4 Trial, provided that [***] and shall be treated as the responsibility of such [***], provided that Phase 4 Trial Expenses shall not include expenses relating to: [***] Phase 4 Trials which address [***] requirements for a [***] in which there are [***] any Phase 4 Trial intended [***] For purposes of clarity, Phase 4 Trial Expenses shall not include [***] for Phase 4 Trials but shall include the costs for [***].

“Recall Expenses” means Third Party Expenses and FTE Costs directly associated with notification, retrieval and return of the Initial Product in the Northern American Territory, destruction of such returned Initial Product, replacement Initial Product and distribution of the replacement Initial Product, in each case that are incurred with respect to a recall conducted in accordance with Section 5.4 of the Agreement, provided that the foregoing Recall Expenses are limited to recalls that are not caused by the gross negligence, illegal conduct or willful misconduct of a Party.

“Sales Rep PDE Total” means the total number of PDEs that one full time equivalent Sales Rep FTE is planned to deliver in a Calendar Year, which number shall be approved by the JSC prior to the beginning of each Calendar Year.

“Sales Rep FTE” means [***] hours of work devoted to or in direct support of Detailing the Initial Product in the Northern American Territory that is carried out by (a) one or more qualified employees or contractors or consultants of Company or its Affiliates or (b) one or more qualified employees of MacroGenics or its Affiliates, [***].

“Sales Rep FTE Rate” means a rate of [***] per Sales Rep FTE per Calendar Year (prorated for the period beginning on the Effective Date and ending on the last day of the first Calendar Year of the Term); provided, however, that such rate shall be increased or decreased annually beginning on January 4, 2016 by the [***]. The Sales Rep FTE Rate is “fully burdened” and covers employee salaries, benefits, travel and other costs.

“Selling Costs” means the total number of PDEs delivered by or on behalf of a Party multiplied by the Cost Per PDE.

“Third Party Obligation Expenses” means Third Party Obligations incurred by a Party with respect to the Initial Product for the Northern American Territory, provided that, with respect to any Third Party Obligation that is not specifically allocated to the Initial Product and/or the Northern American Territory, Company shall use a reasonable method to allocate a portion of such Third Party Obligation to the Initial Product in the Northern American Territory for purposes of determining the Third Party Obligation Expenses.

Nothing in this Exhibit A is intended to modify or alter MacroGenics’ rights or obligations, or to grant additional rights to MacroGenics, to perform Development or Commercialization activities pursuant to the Agreement.

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Execution Version

EXHIBIT B

Global Development Plan

***

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Execution Version

EXHIBIT C

MacroGenics Patents

Title	Pending Application Number	Foreign Rights
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]

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Execution Version

EXHIBIT D

MGD011

[***]

[***]

[***]

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Execution Version

EXHIBIT E

J&J Universal Calendar

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Execution Version

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Execution Version

EXHIBIT F

Form of Press Release

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Execution Version

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Execution Version

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Execution Version

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Execution Version

SCHEDULE 7.1

MacroGenics’ Estimated, Non-Binding Manufacturing Costs

Estimated fully burdened manufacturing cost for single clinical production lot of MGD011:

[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

[***]

This estimate is based on expanded capacity that MacroGenics will be creating over [***]. Since production under the additional capacity will be a new circumstance, this estimate is still subject to change.

*** =	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.